UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2016

*	This Form N-CSR pertains to the following series of the Registrant: MFS Absolute Return Fund, MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

May 31, 2016

MFS® EMERGING MARKETS

EQUITY FUND

FEM-ANN

MFS® EMERGING MARKETS EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	6.4%
Alibaba Group Holding Ltd., ADR	3.4%
Housing Development Finance Corp. Ltd.	3.0%
China Construction Bank	2.8%
Samsung Electronics Co. Ltd.	2.6%
Tencent Holdings Ltd.	2.5%
LUKOIL PJSC, ADR	2.1%
NAVER Corp.	2.1%
Hengan International Group Co. Ltd.	2.0%
Cognizant Technology Solutions Corp., “A”	2.0%

Equity sectors
Financial Services	27.6%
Technology	24.7%
Consumer Staples	10.0%
Retailing	9.1%
Energy	5.8%
Special Products & Services	4.5%
Autos & Housing	3.8%
Utilities & Communications	3.6%
Health Care	2.8%
Basic Materials	2.6%
Leisure	2.5%
Transportation	1.1%
Industrial Goods & Services	0.8%

Issuer country weightings (x)
China	19.1%
Taiwan	11.4%
India	11.0%
Hong Kong	9.6%
South Korea	9.5%
Brazil	5.8%
South Africa	5.5%
Mexico	4.4%
United States	4.4%
Other Countries	19.3%

2

Portfolio Composition – continued

Currency exposure weightings (y)
Hong Kong Dollar	22.0%
Taiwan Dollar	11.4%
Indian Rupee	11.0%
South Korean Won	9.5%
United States Dollar	7.0%
Chinese Renminbi	6.0%
Brazilian Real	5.8%
South African Rand	5.5%
Mexican Peso	4.4%
Other Currencies	17.4%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.
(o)	Less than 0.1%.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS Emerging Markets Equity Fund (“fund”) provided a total return of –13.59%, at net asset value. This compares with a return of –17.33% for the fund’s benchmark, the MSCI Emerging Markets Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to performance

Strong stock selection in both the financial services and technology sectors was a primary contributor to performance relative to the MSCI Emerging Markets Index. Within the financial services sector, overweight positions in India-based commercial vehicle finance provider Shriram Transport Finance Company and financial services company Housing Development Finance Corp. (India) benefited relative performance. Even though Shriram Transport Finance reported earnings below expectations, the market appeared to have responded favorably to the appointment of a new CEO and a gradual improvement in its core business. Within the technology sector, overweight positions in Taiwan-based semiconductor company Taiwan Semiconductor, South Korean internet search engine and online computer games provider NAVER and online mobile commerce company Alibaba Group Holding (China) supported relative results.

4

Management Review – continued

Stocks in other sectors that benefited relative performance included the fund’s overweight position in household goods and cosmetics producer LG Household & Health Care (South Korea) and holdings of household equipment producer Techtronic Industries (b), brewing and beverage firm SABMiller (b)(h) (United Kingdom) and IT company Cognizant Technology (b). Shares of LG Household & Health Care rose as the company delivered better-than-expected results on the back of strong earnings across all divisions, led by strength in cosmetics.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our funds to have different currency exposure than the benchmark.

Detractors from performance

Weak stock selection in the retailing sector was a primary factor that held back relative performance, led by the fund’s holdings of Hong Kong-based branded apparel company Global Brands Group (b).

In other sectors, an underweight position in Chinese internet software service provider Tencent Holdings, and overweight positions in instant food manufacturer Tingyi Holding (China), Chinese commercial bank China Construction Bank and food and beverage producer Want Want China Holdings (China), were among the fund’s top relative detractors during the reporting period. Tingyi Holding reported weak results due, in part, to sales declines in major business segments.

Holdings of banking group Standard Chartered (b)(h) (United Kingdom), investment holding company Hang Lung Group (b) (Hong Kong), oil and gas engineering company Lamprell (b) (United Kingdom) and commercial and investment banking firm Union National Bank PJSC (b) (United Arab Emirates) further weighed on relative returns. Not owning technology consulting firm Infosys (India) also hurt relative results as the stock outpaced the benchmark during the reporting period on better-than-expected margins.

Respectfully,

Jose Luis Garcia	Robert Lau
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(13.59)%	(5.85)%	1.33%	N/A
B	10/24/95	(14.25)%	(6.55)%	0.60%	N/A
C	6/27/96	(14.24)%	(6.55)%	0.60%	N/A
I	1/02/97	(13.41)%	(5.62)%	1.61%	N/A
R1	10/01/08	(14.24)%	(6.55)%	N/A	0.39%
R2	10/01/08	(13.80)%	(6.08)%	N/A	0.90%
R3	10/01/08	(13.57)%	(5.85)%	N/A	1.15%
R4	10/01/08	(13.35)%	(5.61)%	N/A	1.41%
R5	6/01/12	(13.25)%	N/A	N/A	(1.93)%
Comparative benchmark
MSCI Emerging Markets Index (f)		(17.33)%	(4.50)%	3.44%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(18.55)%	(6.95)%	0.73%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(17.68)%	(6.92)%	0.60%	N/A
C With CDSC (1% for 12 months) (v)		(15.10)%	(6.55)%	0.60%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI Emerging Markets Index – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

8

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	1.71%	$1,000.00	$983.01	$8.48
	Hypothetical (h)	1.71%	$1,000.00	$1,016.45	$8.62
B	Actual	2.47%	$1,000.00	$978.95	$12.22
	Hypothetical (h)	2.47%	$1,000.00	$1,012.65	$12.43
C	Actual	2.47%	$1,000.00	$979.34	$12.22
	Hypothetical (h)	2.47%	$1,000.00	$1,012.65	$12.43
I	Actual	1.47%	$1,000.00	$983.71	$7.29
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41
R1	Actual	2.47%	$1,000.00	$979.17	$12.22
	Hypothetical (h)	2.47%	$1,000.00	$1,012.65	$12.43
R2	Actual	1.97%	$1,000.00	$981.63	$9.76
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
R3	Actual	1.72%	$1,000.00	$982.76	$8.53
	Hypothetical (h)	1.72%	$1,000.00	$1,016.40	$8.67
R4	Actual	1.47%	$1,000.00	$984.13	$7.29
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41
R5	Actual	1.36%	$1,000.00	$984.63	$6.75
	Hypothetical (h)	1.36%	$1,000.00	$1,018.20	$6.86

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)
Airlines - 0.2%
Copa Holdings S.A., “A” (l)	24,960	$1,287,185

Alcoholic Beverages - 1.3%
AmBev S.A., ADR	1,875,552	$9,865,404

Apparel Manufacturers - 2.7%
Belle International Holdings Ltd.	3,519,000	$2,065,005
Global Brands Group Holding Ltd. (a)	76,310,000	7,561,522
Stella International Holdings	4,497,000	11,053,335

		$20,679,862
Automotive - 1.7%
Ford Otomotiv Sanayi A.S.	489,766	$5,791,104
Kia Motors Corp.	188,430	7,364,096

		$13,155,200
Brokerage & Asset Managers - 0.4%
CETIP S.A. - Balcao Organizado de Ativos e Derivativos	260,200	$3,059,525

Business Services - 3.7%
Cognizant Technology Solutions Corp., “A” (a)	245,954	$15,111,414
SEEK Ltd.	340,652	4,004,305
Tata Consultancy Services Ltd.	227,304	8,688,488

		$27,804,207
Cable TV - 1.5%
Naspers Ltd.	78,386	$11,529,132

Computer Software - Systems - 3.9%
EPAM Systems, Inc. (a)	61,571	$4,710,797
Globant S.A. (a)(l)	195,952	7,865,513
Hon Hai Precision Industry Co. Ltd.	5,688,950	13,938,474
Linx S.A.	234,300	3,047,404

		$29,562,188
Conglomerates - 0.7%
First Pacific Co. Ltd.	8,021,250	$5,264,405

Construction - 1.6%
Techtronic Industries Co. Ltd.	3,070,500	$12,347,988

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 4.0%
Dabur India Ltd.	2,165,759	$9,333,033
Hengan International Group Co. Ltd.	1,682,500	15,130,036
LG Household & Health Care Ltd.	6,973	6,147,759

		$30,610,828
Consumer Services - 0.1%
Localiza Rent a Car S.A.	110,238	$1,014,338

Electronics - 10.2%
Largan Precision Co. Ltd.	112,000	$9,277,534
Samsung Electronics Co. Ltd.	18,360	19,844,156
Taiwan Semiconductor Manufacturing Co. Ltd.	10,142,695	48,597,784

		$77,719,474
Energy - Independent - 3.4%
China Shenhua Energy Co. Ltd.	3,520,000	$5,601,023
Coal India Ltd.	1,983,777	8,591,404
Gran Tierra Energy, Inc. (a)	2,581,337	7,598,247
Ultrapar Participacoes S.A.	199,540	3,768,708

		$25,559,382
Energy - Integrated - 2.1%
LUKOIL PJSC, ADR	415,424	$15,889,968

Engineering - Construction - 0.6%
Mills Estruturas e Servicos de Engenharia S.A. (a)	1,268,284	$1,649,583
Promotora y Operadora de Infraestructura S.A.B. de C.V.	218,615	2,611,997

		$4,261,580
Food & Beverages - 4.0%
AVI Ltd.	1,745,964	$9,331,805
BRF S.A.	351,910	4,447,567
Grupo Lala S.A.B. de C.V.	772,490	1,857,065
Tingyi (Cayman Islands) Holding Corp.	7,390,000	6,699,318
Want Want China Holdings Ltd.	11,842,000	8,358,024

		$30,693,779
Food & Drug Stores - 3.1%
Clicks Group Ltd.	882,912	$6,050,401
Dairy Farm International Holdings Ltd.	736,200	4,877,775
E-Mart Co. Ltd.	13,606	2,067,324
Magnit PJSC	77,491	10,853,504

		$23,849,004

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Forest & Paper Products - 0.4%
Fibria Celulose S.A.	329,907	$3,049,284

Furniture & Appliances - 0.5%
Coway Co. Ltd.	40,385	$3,490,229

General Merchandise - 2.3%
PriceSmart, Inc.	54,656	$4,841,975
S.A.C.I. Falabella	878,649	6,174,307
Walmart de Mexico S.A.B. de C.V.	1,287,890	2,989,324
Woolworths Ltd.	618,081	3,272,049

		$17,277,655
Health Maintenance Organizations - 0.8%
OdontoPrev S.A.	776,371	$2,408,435
Qualicorp S.A.	838,861	3,540,135

		$5,948,570
Insurance - 4.3%
AIA Group Ltd.	2,306,200	$13,434,921
BB Seguridade Participacoes S.A.	591,346	4,460,951
Brasil Insurance Participacoes e Administracao S.A. (a)	57,805	340,726
Cathay Financial Holding Co. Ltd.	5,282,550	6,079,311
Samsung Fire & Marine Insurance Co. Ltd.	36,225	8,427,524

		$32,743,433
Internet - 10.4%
51job, Inc., ADR (a)	287,653	$8,920,120
Alibaba Group Holding Ltd., ADR (a)	316,993	25,993,426
Baidu, Inc., ADR (a)	48,658	8,687,399
NAVER Corp.	26,180	15,775,065
Tencent Holdings Ltd.	863,400	19,255,184

		$78,631,194
Machinery & Tools - 0.2%
TK Corp.	230,174	$1,830,077

Major Banks - 2.3%
BOC Hong Kong Holdings Ltd.	2,475,500	$7,596,188
Industrial & Commercial Bank of China, “H”	18,009,000	9,562,449

		$17,158,637
Metals & Mining - 1.0%
Grupo Mexico S.A.B. de C.V., “B”	1,515,466	$3,357,439
Iluka Resources Ltd.	852,167	3,949,881

		$7,307,320

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 1.5%
China Resources Gas Group Ltd.	4,140,000	$11,566,676

Network & Telecom - 0.2%
VTech Holdings Ltd.	139,400	$1,523,346

Oil Services - 0.4%
Lamprell PLC (a)	2,688,958	$2,950,123

Other Banks & Diversified Financials - 18.0%
Banco Santander Chile, ADR	148,431	$2,679,180
Bancolombia S.A., ADR	167,097	5,440,678
China Construction Bank	32,453,490	20,953,697
Credicorp Ltd.	41,613	5,834,143
E.Sun Financial Holding Co. Ltd.	14,864,409	8,298,214
FirstRand Ltd.	1,742,528	4,712,157
Grupo Financiero Banorte S.A. de C.V.	921,808	4,820,117
Grupo Financiero Inbursa S.A. de C.V.	2,452,809	4,090,507
Housing Development Finance Corp. Ltd.	1,244,017	22,848,884
Kasikornbank Co. Ltd.	1,639,900	8,079,004
Kasikornbank PLC, NVDR	64,800	315,611
Komercni Banka A.S.	86,608	3,405,734
Kotak Mahindra Bank Ltd.	636,259	7,059,510
PT Bank Central Asia Tbk	4,203,000	3,996,007
Public Bank Berhad	1,718,551	7,958,027
Sberbank of Russia	1,814,000	3,605,965
Shinhan Financial Group Co. Ltd.	223,231	7,429,233
Shriram Transport Finance Co. Ltd.	639,012	11,210,370
Turkiye Sinai Kalkinma Bankasi A.S.	4,660,269	2,442,624
Union National Bank	1,185,757	1,107,279

		$136,286,941
Pharmaceuticals - 2.0%
Genomma Lab Internacional S.A., “B” (a)	7,567,449	$7,695,885
Sun Pharmaceutical Industries Ltd.	688,514	7,794,446

		$15,490,331
Real Estate - 2.2%
Aldar Properties PJSC	7,618,082	$5,454,672
Concentradora Fibra Hotelera Mexicana S.A. de C.V., REIT	3,618,045	2,850,251
Hang Lung Properties Ltd.	4,635,000	8,826,218

		$17,131,141

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 1.0%
Alsea S.A.B. de C.V.	809,851	$3,075,870
Jollibee Foods Corp.	895,830	4,509,321

		$7,585,191
Specialty Chemicals - 0.8%
PTT Global Chemical PLC	3,481,600	$5,798,606

Specialty Stores - 0.9%
Dufry AG (a)	35,045	$4,706,748
Vipshop Holdings Ltd., ADR (a)	187,954	2,193,423

		$6,900,171
Telephone Services - 1.0%
Hellenic Telecommunications Organization S.A.	409,937	$4,155,221
PT XL Axiata Tbk (a)	12,776,250	3,301,622

		$7,456,843
Tobacco - 0.6%
PT Hanjaya Mandala Sampoerna Tbk	720,000	$5,007,321

Trucking - 0.9%
Emergent Capital, Inc.	737,105	$6,566,115

Utilities - Electric Power - 1.1%
CESC Ltd.	999,375	$8,078,036
Total Common Stocks (Identified Cost, $780,092,016)		$743,930,689

Preferred Stocks - 0.4%
Forest & Paper Products - 0.4%
Suzano Papel e Celulose S.A. (Identified Cost, $3,357,522)	831,000	$3,371,281

	Strike Price		First Exercise
Warrants - 0.4%
Other Banks & Diversified Financials - 0.4%
Deutsche Bank AG (Union National Bank - Zero Strike Warrant (1 share for 1 warrant)) (Identified Cost, $5,035,470) (n)			5/15/17	2,911,272	$ 2,718,546

Rights - 0.0%
Railroad & Shipping - 0.0%
Pacific Basin Shipping Ltd. (1 share for 1 right) (Identified Cost, $133,133) (a)	HKD	0.6	7/1/16	1,432,138	$ 64,504

16

Portfolio of Investments – continued

Money Market Funds - 1.5%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	11,106,189	$11,106,189

Collateral for Securities Loaned - 0.5%
Navigator Securities Lending Prime Portfolio, 0.53%, at Cost and Net Asset Value (j)	3,510,283	$3,510,283
Total Investments (Identified Cost, $803,234,613)		$764,701,492

Other Assets, Less Liabilities - (0.8)%		(5,924,813)
Net Assets - 100.0%		$758,776,679

(a)	Non-income producing security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $2,718,546, representing 0.4% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $792,128,424)	$753,595,303
Underlying affiliated funds, at cost and value	11,106,189
Total investments, at value, including $3,508,197 of securities on loan (identified cost, $803,234,613)	$764,701,492
Receivables for
Investments sold	583,396
Fund shares sold	1,101,440
Interest and dividends	278,387
Other assets	3,117
Total assets	$766,667,832
Liabilities
Payable to custodian	$88,274
Payables for
Investments purchased	1,311,982
Fund shares reacquired	1,711,292
Collateral for securities loaned, at value	3,510,283
Payable to affiliates
Investment adviser	106,239
Shareholder servicing costs	338,908
Distribution and service fees	6,428
Payable for independent Trustees’ compensation	1,098
Deferred country tax expense payable	265,290
Accrued expenses and other liabilities	551,359
Total liabilities	$7,891,153
Net assets	$758,776,679
Net assets consist of
Paid-in capital	$875,614,944
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $265,290 deferred country tax)	(38,804,033)
Accumulated net realized gain (loss) on investments and foreign currency	(80,407,714)
Undistributed net investment income	2,373,482
Net assets	$758,776,679
Shares of beneficial interest outstanding	30,403,333

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$114,532,901	4,761,874	$24.05
Class B	5,776,771	258,771	22.32
Class C	20,131,971	923,487	21.80
Class I	19,942,399	787,774	25.31
Class R1	375,843	17,383	21.62
Class R2	3,357,605	152,283	22.05
Class R3	1,946,959	81,321	23.94
Class R4	3,940,196	164,475	23.96
Class R5	588,772,034	23,255,965	25.32

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $25.52 [100 / 94.25 x $24.05]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$18,976,566
Interest	17,318
Dividends from underlying affiliated funds	20,440
Foreign taxes withheld	(1,725,352)
Total investment income	$17,288,972
Expenses
Management fee	$7,624,238
Distribution and service fees	612,490
Shareholder servicing costs	1,462,187
Administrative services fee	124,823
Independent Trustees’ compensation	17,449
Custodian fee	717,605
Shareholder communications	35,492
Audit and tax fees	89,169
Legal fees	6,733
Miscellaneous	174,551
Total expenses	$10,864,737
Fees paid indirectly	(44)
Reduction of expenses by investment adviser and distributor	(182,750)
Net expenses	$10,681,943
Net investment income	$6,607,029
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $467,777 country tax)	$(66,166,260)
Foreign currency	(525,891)
Net realized gain (loss) on investments and foreign currency	$(66,692,151)
Change in unrealized appreciation (depreciation)
Investments (net of $384,233 decrease in deferred country tax)	$(49,157,254)
Translation of assets and liabilities in foreign currencies	6,927
Net unrealized gain (loss) on investments and foreign currency translation	$(49,150,327)
Net realized and unrealized gain (loss) on investments and foreign currency	$(115,842,478)
Change in net assets from operations	$(109,235,449)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2016	2015
Change in net assets
From operations
Net investment income	$6,607,029	$4,539,461
Net realized gain (loss) on investments and foreign currency	(66,692,151)	4,012,018
Net unrealized gain (loss) on investments and foreign currency translation	(49,150,327)	(52,630,466)
Change in net assets from operations	$(109,235,449)	$(44,078,987)
Distributions declared to shareholders
From net investment income	$(3,080,261)	$(7,000,125)
From net realized gain on investments	—	(17,392,285)
Total distributions declared to shareholders	$(3,080,261)	$(24,392,410)
Change in net assets from fund share transactions	$71,762,487	$51,244,418
Total change in net assets	$(40,553,223)	$(17,226,979)
Net assets
At beginning of period	799,329,902	816,556,881
At end of period (including undistributed net investment income of $2,373,482 and accumulated distributions in excess of net investment income of $93,767, respectively)	$758,776,679	$799,329,902

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.87	$30.60	$30.76	$27.61	$34.22
Income (loss) from investment operations
Net investment income (d)	$0.16	$0.12	$0.13	$0.18	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(3.95)	(1.98)	(0.17)	3.22	(6.76)
Total from investment operations	$(3.79)	$(1.86)	$(0.04)	$3.40	$(6.47)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.20)	$(0.12)	$(0.25)	$(0.14)
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$(0.03)	$(0.87)	$(0.12)	$(0.25)	$(0.14)
Net asset value, end of period (x)	$24.05	$27.87	$30.60	$30.76	$27.61
Total return (%) (r)(s)(t)(x)	(13.59)	(5.90)	(0.11)	12.31	(18.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.69	1.69	1.69	1.66
Expenses after expense reductions (f)	1.70	1.66	1.67	1.68	1.66
Net investment income	0.64	0.40	0.43	0.59	0.97
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$114,533	$132,361	$161,724	$223,707	$225,253

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.03	$28.63	$28.88	$25.91	$32.18
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.10)	$(0.08)	$(0.05)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(3.70)	(1.83)	(0.17)	3.02	(6.33)
Total from investment operations	$(3.71)	$(1.93)	$(0.25)	$2.97	$(6.27)
Less distributions declared to shareholders
From net realized gain on investments	$—	$(0.67)	$—	$—	$—
Net asset value, end of period (x)	$22.32	$26.03	$28.63	$28.88	$25.91
Total return (%) (r)(s)(t)(x)	(14.25)	(6.60)	(0.87)	11.46	(19.48)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.48	2.44	2.44	2.44	2.42
Expenses after expense reductions (f)	2.45	2.42	2.42	2.43	2.41
Net investment income (loss)	(0.03)	(0.36)	(0.30)	(0.19)	0.21
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$5,777	$9,026	$12,251	$17,777	$19,493

Class C	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.42	$27.98	$28.22	$25.33	$31.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.10)	$(0.08)	$(0.05)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(3.61)	(1.79)	(0.16)	2.95	(6.20)
Total from investment operations	$(3.62)	$(1.89)	$(0.24)	$2.90	$(6.13)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)	$—
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$—	$(0.67)	$—	$(0.01)	$—
Net asset value, end of period (x)	$21.80	$25.42	$27.98	$28.22	$25.33
Total return (%) (r)(s)(t)(x)	(14.24)	(6.62)	(0.85)	11.46	(19.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.48	2.44	2.44	2.44	2.42
Expenses after expense reductions (f)	2.45	2.42	2.42	2.43	2.41
Net investment income (loss)	(0.04)	(0.37)	(0.29)	(0.18)	0.24
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$20,132	$30,000	$37,532	$44,562	$44,967

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.31	$32.16	$32.33	$29.01	$35.96
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.18	$0.24	$0.37	$0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(4.22)	(2.07)	(0.20)	3.29	(7.11)
Total from investment operations	$(3.92)	$(1.89)	$0.04	$3.66	$(6.72)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.29)	$(0.21)	$(0.34)	$(0.23)
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$(0.08)	$(0.96)	$(0.21)	$(0.34)	$(0.23)
Net asset value, end of period (x)	$25.31	$29.31	$32.16	$32.33	$29.01
Total return (%) (r)(s)(x)	(13.38)	(5.70)	0.13	12.59	(18.68)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.44	1.44	1.44	1.41
Expenses after expense reductions (f)	1.45	1.42	1.42	1.43	1.41
Net investment income	1.18	0.59	0.76	1.17	1.23
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$19,942	$50,613	$58,251	$43,387	$326,883

Class R1	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.21	$27.84	$28.14	$25.33	$31.46
Income (loss) from investment operations
Net investment income (loss) (d)	$—	$(0.13)	$(0.09)	$(0.03)	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(3.59)	(1.76)	(0.17)	2.95	(6.21)
Total from investment operations	$(3.59)	$(1.89)	$(0.26)	$2.92	$(6.13)
Less distributions declared to shareholders
From net investment income	$—	$(0.07)	$(0.04)	$(0.11)	$—
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$—	$(0.74)	$(0.04)	$(0.11)	$—
Net asset value, end of period (x)	$21.62	$25.21	$27.84	$28.14	$25.33
Total return (%) (r)(s)(x)	(14.24)	(6.63)	(0.91)	11.53	(19.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.48	2.45	2.44	2.44	2.41
Expenses after expense reductions (f)	2.46	2.42	2.42	2.42	2.41
Net investment income (loss)	(0.02)	(0.49)	(0.32)	(0.12)	0.27
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$376	$574	$458	$704	$283

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.61	$28.25	$28.47	$25.62	$31.81
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.00	$0.05	$0.09	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	(3.59)	(1.79)	(0.16)	3.00	(6.25)
Total from investment operations	$(3.53)	$(1.79)	$(0.11)	$3.09	$(6.07)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.18)	$(0.11)	$(0.24)	$(0.12)
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$(0.03)	$(0.85)	$(0.11)	$(0.24)	$(0.12)
Net asset value, end of period (x)	$22.05	$25.61	$28.25	$28.47	$25.62
Total return (%) (r)(s)(x)	(13.80)	(6.16)	(0.38)	12.03	(19.07)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	1.95	1.94	1.94	1.92
Expenses after expense reductions (f)	1.96	1.93	1.92	1.93	1.92
Net investment income	0.27	0.02	0.19	0.30	0.66
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$3,358	$1,781	$1,096	$803	$514

Class R3	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.70	$30.45	$30.62	$27.48	$34.06
Income (loss) from investment operations
Net investment income (d)	$0.24	$0.10	$0.13	$0.18	$0.28
Net realized and unrealized gain (loss) on investments and foreign currency	(4.00)	(1.96)	(0.16)	3.21	(6.72)
Total from investment operations	$(3.76)	$(1.86)	$(0.03)	$3.39	$(6.44)
Less distributions declared to shareholders
From net investment income	$—	$(0.22)	$(0.14)	$(0.25)	$(0.14)
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$—	$(0.89)	$(0.14)	$(0.25)	$(0.14)
Net asset value, end of period (x)	$23.94	$27.70	$30.45	$30.62	$27.48
Total return (%) (r)(s)(x)	(13.57)	(5.93)	(0.10)	12.31	(18.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.70	1.69	1.69	1.67
Expenses after expense reductions (f)	1.70	1.67	1.67	1.68	1.67
Net investment income	0.97	0.33	0.45	0.59	0.94
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$1,947	$4,674	$4,201	$3,448	$3,584

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$27.77	$30.52	$30.70	$27.56	$34.17
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.18	$0.21	$0.26	$0.37
Net realized and unrealized gain (loss) on investments and foreign currency	(3.93)	(1.98)	(0.18)	3.22	(6.75)
Total from investment operations	$(3.71)	$(1.80)	$0.03	$3.48	$(6.38)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.28)	$(0.21)	$(0.34)	$(0.23)
From net realized gain on investments	—	(0.67)	—	—	—
Total distributions declared to shareholders	$(0.10)	$(0.95)	$(0.21)	$(0.34)	$(0.23)
Net asset value, end of period (x)	$23.96	$27.77	$30.52	$30.70	$27.56
Total return (%) (r)(s)(x)	(13.35)	(5.68)	0.11	12.60	(18.66)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.44	1.44	1.44	1.41
Expenses after expense reductions (f)	1.46	1.42	1.42	1.43	1.41
Net investment income	0.90	0.61	0.72	0.84	1.24
Portfolio turnover	55	38	44	35	28
Net assets at end of period (000 omitted)	$3,940	$4,487	$5,023	$4,693	$4,010

Class R5	Years ended 5/31
	2016	2015	2014	2013
Net asset value, beginning of period	$29.34	$32.19	$32.36	$29.01
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.22	$0.25	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	(4.14)	(2.09)	(0.19)	3.40
Total from investment operations	$(3.89)	$(1.87)	$0.06	$3.69
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.31)	$(0.23)	$(0.34)
From net realized gain on investments	—	(0.67)	—	—
Total distributions declared to shareholders	$(0.13)	$(0.98)	$(0.23)	$(0.34)
Net asset value, end of period (x)	$25.32	$29.34	$32.19	$32.36
Total return (%) (r)(s)(x)	(13.25)	(5.60)	0.21	12.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.35	1.34	1.36
Expenses after expense reductions (f)	1.34	1.32	1.32	1.34
Net investment income	0.99	0.70	0.79	0.89
Portfolio turnover	55	38	44	35
Net assets at end of period (000 omitted)	$588,772	$565,813	$536,021	$403,055

See Notes to Financial Statements

26

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

28

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

29

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$67,114,557	$77,871,223	$—	$144,985,780
Taiwan	—	86,191,315	—	86,191,315
India	26,861,285	56,742,887	—	83,604,172
Hong Kong	36,227,250	36,322,951	—	72,550,201
South Korea	3,490,229	68,885,234	—	72,375,463
Brazil	44,023,341	—	—	44,023,341
South Africa	41,461,659	—	—	41,461,659
Mexico	33,348,454	—	—	33,348,454
Russia	15,889,968	14,459,470	—	30,349,438
Other Countries	112,494,124	28,701,073	—	141,195,197
Mutual Funds	14,616,472	—	—	14,616,472
Total Investments	$395,527,339	$369,174,153	$—	$764,701,492

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $106,921,939 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $22,709,120 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

30

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Zero Strike Warrants – The fund invested in low exercise price call warrants (zero strike warrants). Zero strike warrants are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets that place restrictions on direct investments by foreign investors and may or may not be traded on an exchange. Income received from zero strike warrants is recorded as dividend income in the Statement of Operations. To the extent the fund invests in zero strike warrants whose returns correspond to the performance of a foreign stock, investing in zero strike warrants will involve risks similar to the risks of investing in foreign securities. Additional risks associated with zero strike warrants include the potential inability of the counterparty to fulfill their obligations under the warrant, inability to transfer or liquidate the warrants and potential delays or an inability to redeem before expiration under certain market conditions.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,508,197. The fair value of the fund’s investment securities on loan and a related liability of $3,510,283 for cash collateral received on securities loaned are both presented gross in

31

Notes to Financial Statements – continued

the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

32

Notes to Financial Statements – continued

applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/16	5/31/15
Ordinary income (including any short-term capital gains)	$3,080,261	$15,307,292
Long-term capital gains	—	9,085,118
Total distributions	$3,080,261	$24,392,410

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$810,368,856
Gross appreciation	76,282,589
Gross depreciation	(121,949,953)
Net unrealized appreciation (depreciation)	$(45,667,364)
Undistributed ordinary income	2,376,978
Capital loss carryforwards	(73,273,471)
Other temporary differences	(274,408)

As of May 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(10,447,214)
Long-Term	(62,826,257)
Total	$(73,273,471)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

33

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15
Class A	$156,892	$963,234	$—	$3,235,115
Class B	—	—	—	258,635
Class C	—	—	—	853,939
Class I	71,531	563,180	—	1,310,494
Class R1	—	1,672	—	15,975
Class R2	2,966	8,720	—	32,824
Class R3	—	34,517	—	105,316
Class R4	16,450	46,660	—	109,569
Class R5	2,832,422	5,382,142	—	11,470,418
Total	$3,080,261	$7,000,125	$—	$17,392,285

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Average daily net assets in excess of $500 million	1.00%

The investment adviser had agreed in writing to reduce its management fee to 0.95% of average daily net assets in excess of $500 million to $2.5 billion and 0.90% of average daily net assets in excess of $2.5 billion. This written agreement was terminated on July 31, 2015. For the period June 1, 2015 through July 31, 2015 this management fee reduction amounted to $23,763, which is included in the reduction of total expenses in the Statement of Operations. On August 1, 2015 the investment adviser agreed in writing to reduce its management fee to 0.95% of average daily net assets in excess of $500 million up to $1 billion; 0.90% of average daily net assets in excess of $1 billion up to $4 billion; and 0.85% of average daily net assets in excess of $4 billion. This written agreement will terminate on September 27, 2016. For the period August 1, 2015 through May 31, 2016, this management fee reduction amounted to $95,055 which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2016, this

34

Notes to Financial Statements – continued

management fee reduction amounted to $53,314, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 1.01% of the fund’s average daily net assets.

Effective September 28, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	1.05%
Next $500 million of average daily net assets	0.95%
Next $3 billion of average daily assets	0.90%
Average daily net assets in excess of $4 billion	0.85%

Effective August 1, 2016, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.65%	2.40%	2.40%	1.40%	2.40%	1.90%	1.65%	1.40%	1.29%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $27,745 for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$289,045
Class B	0.75%	0.25%	1.00%	1.00%	68,363
Class C	0.75%	0.25%	1.00%	1.00%	232,169
Class R1	0.75%	0.25%	1.00%	1.00%	4,346
Class R2	0.25%	0.25%	0.50%	0.50%	11,788
Class R3	—	0.25%	0.25%	0.25%	6,779
Total Distribution and Service Fees					$612,490

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

35

Notes to Financial Statements – continued

(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, this rebate amounted to $10,276, $103, and $239 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016, were as follows:

Amount
Class A	$622
Class B	13,701
Class C	2,564

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2016, the fee was $92,293, which equated to 0.0125% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $296,988.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2016, these costs for the fund amounted to $1,072,906 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.0169% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

36

Notes to Financial Statements – continued

compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $70 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,082 at May 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fee paid by the fund under this agreement was $2,006 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 18, 2015, MFS purchased 1,310 shares of Class I for an aggregate amount of $37,491. On March 16, 2016, MFS purchased 445 shares of Class I for an aggregate amount of $10,894. On September 9, 2015, MFS redeemed 2,419 shares of Class R1 and 4,849 shares of Class R2 for an aggregate amount of $153,841.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,298,110 and $2,726,596, respectively. The sales transactions resulted in net realized gains (losses) of $(1,528,915).

(4) Portfolio Securities

For the year ended May 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $482,423,129 and $402,523,218, respectively.

37

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,478,866	$60,244,326	1,097,132	$31,922,369
Class B	25,138	577,823	38,898	1,076,620
Class C	102,287	2,252,884	144,759	3,898,454
Class I	298,519	7,560,758	621,244	18,993,911
Class R1	4,099	89,244	11,989	333,226
Class R2	117,189	2,602,563	40,315	1,056,755
Class R3	48,624	1,181,408	67,324	1,967,488
Class R4	35,875	855,762	43,241	1,281,295
Class R5	4,918,494	126,426,305	3,432,262	102,703,693
	8,029,091	$201,791,073	5,497,164	$163,233,811

Shares issued to shareholders in reinvestment of distributions
Class A	6,568	$153,750	155,647	$4,071,730
Class B	—	—	10,158	248,971
Class C	—	—	30,631	733,303
Class I	2,735	67,316	64,047	1,760,024
Class R1	—	—	743	17,647
Class R2	135	2,902	1,726	41,544
Class R3	—	—	5,378	139,833
Class R4	704	16,395	5,912	153,957
Class R5	112,838	2,775,811	612,820	16,852,560
	122,980	$3,016,174	887,062	$24,019,569

Shares reacquired
Class A	(2,473,018)	$(59,478,068)	(1,787,848)	$(52,566,006)
Class B	(113,150)	(2,554,408)	(130,104)	(3,560,082)
Class C	(359,130)	(7,843,036)	(336,439)	(8,872,968)
Class I	(1,240,077)	(31,042,289)	(769,832)	(22,943,486)
Class R1	(9,474)	(208,488)	(6,443)	(164,736)
Class R2	(34,595)	(754,489)	(11,289)	(291,207)
Class R3	(136,055)	(3,239,945)	(41,918)	(1,211,099)
Class R4	(33,678)	(819,868)	(52,131)	(1,519,971)
Class R5	(1,058,732)	(27,104,169)	(1,413,402)	(44,879,407)
	(5,457,909)	$(133,044,760)	(4,549,406)	$(136,008,962)

38

Notes to Financial Statements – continued

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	12,416	$920,008	(535,069)	$(16,571,907)
Class B	(88,012)	(1,976,585)	(81,048)	(2,234,491)
Class C	(256,843)	(5,590,152)	(161,049)	(4,241,211)
Class I	(938,823)	(23,414,215)	(84,541)	(2,189,551)
Class R1	(5,375)	(119,244)	6,289	186,137
Class R2	82,729	1,850,976	30,752	807,092
Class R3	(87,431)	(2,058,537)	30,784	896,222
Class R4	2,901	52,289	(2,978)	(84,719)
Class R5	3,972,600	102,097,947	2,631,680	74,676,846
	2,694,162	$71,762,487	1,834,820	$51,244,418

The fund is one of several mutual funds in which the MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 63%, 7%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund and the MFS Lifetime 2055 Fund were each owners of record of less than 1% of the value of the outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, the fund’s commitment fee and interest expense were $2,776 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations

39

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	10,938,516	207,155,867	(206,988,194)	11,106,189

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$20,440	$11,106,189

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Equity Fund (the Fund) (one of the series constituting the MFS Series Trust X), as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Fund (one of the series constituting the MFS Series Trust X) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 18, 2016

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

45

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Jose Luis Garcia Robert Lau

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

47

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $18,957,963. The fund intends to pass through foreign tax credits of $2,242,446 for the fiscal year.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

50

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® INTERNATIONAL DIVERSIFICATION SM FUND

MDI-ANN

MFS® INTERNATIONAL DIVERSIFICATION SM FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	30.0%
MFS International Growth Fund	25.0%
MFS International Value Fund	24.9%
MFS Emerging Markets Equity Fund	10.0%
MFS International New Discovery Fund	10.0%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS International Diversification Fund (“fund”) provided a total return of –6.36%, at net asset value. This compares with a return of –10.97% for the fund’s benchmark, the MSCI All Country World (ex-US) Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

During the reporting period, the fund’s exposure to the strong-performing MFS International Value Fund was a primary contributor to relative performance. The fund’s exposure to the growth and small and mid-cap segments of the international equity market, particularly to the MFS International Growth Fund and MFS International New Discovery Fund, also benefited relative results. Conversely, exposure to the weak-performing MFS Emerging Markets Equity Fund and MFS Research International Fund held back relative results.

Respectfully,

Thomas Melendez
Portfolio Manager

3

Management Review – continued

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	9/30/04	(6.36)%	2.66%	3.68%
B	9/30/04	(7.09)%	1.89%	2.94%
C	9/30/04	(7.07)%	1.90%	2.94%
I	9/30/04	(6.09)%	2.92%	3.98%
R1	4/01/05	(7.08)%	1.89%	2.92%
R2	9/30/04	(6.55)%	2.41%	3.44%
R3	4/01/05	(6.34)%	2.67%	3.69%
R4	4/01/05	(6.11)%	2.93%	3.96%
529A	9/30/04	(6.34)%	2.63%	3.59%
529B	9/30/04	(7.09)%	1.84%	2.84%
529C	9/30/04	(7.09)%	1.86%	2.85%
Comparative benchmark
MSCI All Country World (ex-US) Index (f)		(10.97)%	0.57%	2.47%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(11.74)%	1.45%	3.07%
B With CDSC (Declining over six years from 4% to 0%) (v)		(10.76)%	1.52%	2.94%
C With CDSC (1% for 12 months) (v)		(7.99)%	1.90%	2.94%
529A With initial Sales Charge (5.75%)		(11.73)%	1.43%	2.98%
529B With CDSC (Declining over six years from 4% to 0%) (v)		(10.76)%	1.47%	2.84%
529C With CDSC (1% for 12 months) (v)		(8.00)%	1.86%	2.85%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

6

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.35%	$1,000.00	$998.42	$1.75
	Hypothetical (h)	0.35%	$1,000.00	$1,023.25	$1.77
B	Actual	1.10%	$1,000.00	$994.43	$5.48
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
C	Actual	1.10%	$1,000.00	$994.59	$5.49
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
I	Actual	0.10%	$1,000.00	$1,000.12	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.50	$0.51
R1	Actual	1.10%	$1,000.00	$994.21	$5.48
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
R2	Actual	0.60%	$1,000.00	$997.33	$3.00
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03
R3	Actual	0.35%	$1,000.00	$998.39	$1.75
	Hypothetical (h)	0.35%	$1,000.00	$1,023.25	$1.77
R4	Actual	0.10%	$1,000.00	$1,000.12	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.50	$0.51
529A	Actual	0.38%	$1,000.00	$998.40	$1.90
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
529B	Actual	1.12%	$1,000.00	$994.65	$5.59
	Hypothetical (h)	1.12%	$1,000.00	$1,019.40	$5.65
529C	Actual	1.14%	$1,000.00	$994.43	$5.68
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.02%, 0.03%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

9

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 99.9%
Issuer	Shares/Par	Value ($)
MFS Emerging Markets Equity Fund - Class R5	18,783,411	$475,595,960
MFS International Growth Fund - Class R5	44,577,045	1,183,074,780
MFS International New Discovery Fund - Class R5	16,301,305	472,737,859
MFS International Value Fund - Class R5	33,079,821	1,180,949,624
MFS Research International Fund - Class R5	92,084,541	1,418,101,925
Total Underlying Affiliated Funds (Identified Cost, $4,466,772,104)		$4,730,460,148

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	164,624	$164,624
Total Investments (Identified Cost, $4,466,936,728)		$4,730,624,772

Other Assets, Less Liabilities - 0.1%		5,065,844
Net Assets - 100.0%		$4,735,690,616

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Underlying affiliated funds, at value (identified cost, $4,466,936,728)	$4,730,624,772
Receivables for
Investments sold	3,650,922
Fund shares sold	11,516,827
Receivable from investment adviser	130,100
Other assets	12,999
Total assets	$4,745,935,620
Liabilities
Payables for
Investments purchased	$3,000,114
Fund shares reacquired	5,604,643
Payable to affiliates
Shareholder servicing costs	1,227,565
Distribution and service fees	162,672
Program manager fees	64
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	249,933
Total liabilities	$10,245,004
Net assets	$4,735,690,616
Net assets consist of
Paid-in capital	$4,532,684,970
Unrealized appreciation (depreciation) on investments	263,688,044
Accumulated net realized gain (loss) on investments	(118,871,586)
Undistributed net investment income	58,189,188
Net assets	$4,735,690,616
Shares of beneficial interest outstanding	303,756,336

11

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,388,830,287	153,196,530	$15.59
Class B	35,760,154	2,324,618	15.38
Class C	460,868,898	30,253,067	15.23
Class I	1,036,517,107	65,823,503	15.75
Class R1	7,736,034	515,248	15.01
Class R2	59,794,943	3,898,934	15.34
Class R3	230,041,717	14,849,416	15.49
Class R4	506,596,888	32,274,119	15.70
Class 529A	6,770,812	437,441	15.48
Class 529B	382,363	24,976	15.31
Class 529C	2,391,413	158,484	15.09

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $16.54 [100 / 94.25 x $15.59] and $16.42 [100 / 94.25 x $15.48], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Dividends from underlying affiliated funds	$65,182,367
Expenses
Distribution and service fees	11,819,450
Shareholder servicing costs	4,848,520
Program manager fees	8,941
Administrative services fee	17,500
Independent Trustees’ compensation	51,310
Custodian fee	103,932
Shareholder communications	247,711
Audit and tax fees	38,846
Legal fees	43,326
Miscellaneous	383,689
Total expenses	$17,563,225
Fees paid indirectly	(5)
Reduction of expenses by investment adviser and distributor	(1,262,079)
Net expenses	$16,301,141
Net investment income	$48,881,226
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments from underlying affiliated funds	$32,757,469
Capital gain distributions from underlying affiliated funds	19,939,481
Net realized gain (loss) on investments	$52,696,950
Change in unrealized appreciation (depreciation) on investments	$(394,036,710)
Net realized and unrealized gain (loss) on investments	$(341,339,760)
Change in net assets from operations	$(292,458,534)

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2016	2015
Change in net assets
From operations
Net investment income	$48,881,226	$67,571,993
Net realized gain (loss) on investments	52,696,950	96,883,549
Net unrealized gain (loss) on investments	(394,036,710)	(125,853,264)
Change in net assets from operations	$(292,458,534)	$38,602,278
Distributions declared to shareholders
From net investment income	$(70,208,931)	$(49,083,204)
Change in net assets from fund share transactions	$460,131,972	$259,147,767
Total change in net assets	$97,464,507	$248,666,841
Net assets
At beginning of period	4,638,226,109	4,389,559,268
At end of period (including undistributed net investment income of $58,189,188 and $70,207,007, respectively)	$4,735,690,616	$4,638,226,109

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.91	$16.96	$15.05	$12.19	$14.45
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.26	$0.17	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	(1.24)	(0.12)	1.88	2.82	(2.30)
Total from investment operations	$(1.07)	$0.14	$2.05	$3.00	$(2.15)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.19)	$(0.14)	$(0.14)	$(0.11)
Net asset value, end of period (x)	$15.59	$16.91	$16.96	$15.05	$12.19
Total return (%) (r)(s)(t)(x)	(6.36)	0.91	13.68	24.72	(14.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.38	0.35	0.33	0.28
Expenses after expense reductions (f)(h)	0.35	0.35	0.35	0.33	0.28
Net investment income (l)	1.11	1.57	1.04	1.26	1.17
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$2,388,830	$2,434,548	$2,503,563	$2,051,682	$1,562,721

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.75	$16.76	$14.85	$12.01	$14.22
Income (loss) from investment operations
Net investment income (d)(l)	$0.06	$0.14	$0.05	$0.07	$0.05
Net realized and unrealized gain (loss) on investments	(1.25)	(0.11)	1.86	2.78	(2.26)
Total from investment operations	$(1.19)	$0.03	$1.91	$2.85	$(2.21)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.04)	$—	$(0.01)	$—
Net asset value, end of period (x)	$15.38	$16.75	$16.76	$14.85	$12.01
Total return (%) (r)(s)(t)(x)	(7.09)	0.21	12.86	23.76	(15.54)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.13	1.10	1.08	1.03
Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.08	1.03
Net investment income (l)	0.37	0.83	0.29	0.54	0.42
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$35,760	$47,145	$63,527	$75,185	$81,158

Class C	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.60	$16.64	$14.79	$11.98	$14.18
Income (loss) from investment operations
Net investment income (d)(l)	$0.06	$0.13	$0.04	$0.07	$0.05
Net realized and unrealized gain (loss) on investments	(1.23)	(0.10)	1.86	2.77	(2.25)
Total from investment operations	$(1.17)	$0.03	$1.90	$2.84	$(2.20)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.07)	$(0.05)	$(0.03)	$—
Net asset value, end of period (x)	$15.23	$16.60	$16.64	$14.79	$11.98
Total return (%) (r)(s)(t)(x)	(7.07)	0.21	12.84	23.74	(15.51)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.13	1.10	1.08	1.03
Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.08	1.03
Net investment income (l)	0.36	0.82	0.29	0.50	0.41
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$460,869	$502,461	$505,528	$411,445	$338,295

See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.05	$17.10	$15.16	$12.27	$14.56
Income (loss) from investment operations
Net investment income (d)(l)	$0.22	$0.31	$0.21	$0.21	$0.18
Net realized and unrealized gain (loss) on investments	(1.26)	(0.13)	1.91	2.86	(2.33)
Total from investment operations	$(1.04)	$0.18	$2.12	$3.07	$(2.15)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)	$(0.18)	$(0.18)	$(0.14)
Net asset value, end of period (x)	$15.75	$17.05	$17.10	$15.16	$12.27
Total return (%) (r)(s)(x)	(6.09)	1.16	13.99	25.08	(14.75)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.13	0.14	0.10	0.08	0.03
Expenses after expense reductions (f)(h)	0.10	0.10	0.10	0.08	0.03
Net investment income (l)	1.38	1.85	1.32	1.45	1.39
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$1,036,517	$857,731	$694,822	$454,999	$253,555

Class R1	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.36	$16.43	$14.59	$11.81	$14.01
Income (loss) from investment operations
Net investment income (d)(l)	$0.05	$0.17	$0.04	$0.08	$0.06
Net realized and unrealized gain (loss) on investments	(1.21)	(0.15)	1.84	2.72	(2.24)
Total from investment operations	$(1.16)	$0.02	$1.88	$2.80	$(2.18)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.09)	$(0.04)	$(0.02)	$(0.02)
Net asset value, end of period (x)	$15.01	$16.36	$16.43	$14.59	$11.81
Total return (%) (r)(s)(x)	(7.08)	0.18	12.89	23.75	(15.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.14	1.10	1.08	1.03
Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.08	1.03
Net investment income (l)	0.36	1.06	0.24	0.62	0.49
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$7,736	$10,347	$9,306	$6,921	$6,393

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.66	$16.71	$14.84	$12.04	$14.27
Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.22	$0.12	$0.14	$0.11
Net realized and unrealized gain (loss) on investments	(1.22)	(0.12)	1.87	2.78	(2.27)
Total from investment operations	$(1.09)	$0.10	$1.99	$2.92	$(2.16)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.12)	$(0.12)	$(0.07)
Net asset value, end of period (x)	$15.34	$16.66	$16.71	$14.84	$12.04
Total return (%) (r)(s)(x)	(6.55)	0.68	13.41	24.36	(15.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.63	0.63	0.60	0.58	0.53
Expenses after expense reductions (f)(h)	0.60	0.60	0.60	0.58	0.53
Net investment income (l)	0.86	1.36	0.77	0.99	0.89
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$59,795	$62,242	$62,817	$45,337	$30,867

Class R3	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.80	$16.86	$14.96	$12.13	$14.39
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.26	$0.16	$0.18	$0.15
Net realized and unrealized gain (loss) on investments	(1.24)	(0.12)	1.89	2.80	(2.29)
Total from investment operations	$(1.07)	$0.14	$2.05	$2.98	$(2.14)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.20)	$(0.15)	$(0.15)	$(0.12)
Net asset value, end of period (x)	$15.49	$16.80	$16.86	$14.96	$12.13
Total return (%) (r)(s)(x)	(6.34)	0.89	13.73	24.69	(14.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.39	0.35	0.33	0.28
Expenses after expense reductions (f)(h)	0.35	0.35	0.35	0.33	0.28
Net investment income (l)	1.11	1.59	0.99	1.28	1.14
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$230,042	$246,552	$212,909	$141,317	$79,540

See Notes to Financial Statements

18

Financial Highlights – continued

Class R4	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.00	$17.04	$15.11	$12.24	$14.51
Income (loss) from investment operations
Net investment income (d)(l)	$0.20	$0.31	$0.23	$0.22	$0.19
Net realized and unrealized gain (loss) on investments	(1.24)	(0.12)	1.88	2.83	(2.32)
Total from investment operations	$(1.04)	$0.19	$2.11	$3.05	$(2.13)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.23)	$(0.18)	$(0.18)	$(0.14)
Net asset value, end of period (x)	$15.70	$17.00	$17.04	$15.11	$12.24
Total return (%) (r)(s)(x)	(6.11)	1.23	13.97	24.98	(14.66)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.13	0.14	0.11	0.08	0.03
Expenses after expense reductions (f)(h)	0.10	0.10	0.10	0.08	0.03
Net investment income (l)	1.30	1.86	1.43	1.56	1.48
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$506,597	$467,961	$328,533	$142,166	$83,109

Class 529A	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.79	$16.84	$14.94	$12.11	$14.36
Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.25	$0.16	$0.18	$0.14
Net realized and unrealized gain (loss) on investments	(1.23)	(0.11)	1.88	2.79	(2.29)
Total from investment operations	$(1.07)	$0.14	$2.04	$2.97	$(2.15)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.19)	$(0.14)	$(0.14)	$(0.10)
Net asset value, end of period (x)	$15.48	$16.79	$16.84	$14.94	$12.11
Total return (%) (r)(s)(t)(x)	(6.34)	0.92	13.69	24.62	(14.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.48	0.49	0.45	0.43	0.38
Expenses after expense reductions (f)(h)	0.38	0.37	0.35	0.37	0.33
Net investment income (l)	1.06	1.53	1.04	1.26	1.12
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$6,771	$6,430	$5,730	$4,504	$3,195

See Notes to Financial Statements

19

Financial Highlights – continued

Class 529B	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.69	$16.73	$14.85	$12.00	$14.22
Income (loss) from investment operations
Net investment income (d)(l)	$0.06	$0.13	$0.04	$0.04	$0.04
Net realized and unrealized gain (loss) on investments	(1.24)	(0.11)	1.86	2.81	(2.26)
Total from investment operations	$(1.18)	$0.02	$1.90	$2.85	$(2.22)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.06)	$(0.02)	$—	$—
Net asset value, end of period (x)	$15.31	$16.69	$16.73	$14.85	$12.00
Total return (%) (r)(s)(t)(x)	(7.09)	0.14	12.77	23.75	(15.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.23	1.23	1.20	1.19	1.13
Expenses after expense reductions (f)(h)	1.13	1.15	1.15	1.13	1.09
Net investment income (l)	0.40	0.83	0.25	0.27	0.31
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$382	$386	$443	$387	$449

Class 529C	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.45	$16.50	$14.66	$11.89	$14.10
Income (loss) from investment operations
Net investment income (d)(l)	$0.04	$0.14	$0.04	$0.06	$0.05
Net realized and unrealized gain (loss) on investments	(1.20)	(0.12)	1.84	2.75	(2.24)
Total from investment operations	$(1.16)	$0.02	$1.88	$2.81	$(2.19)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.07)	$(0.04)	$(0.04)	$(0.02)
Net asset value, end of period (x)	$15.09	$16.45	$16.50	$14.66	$11.89
Total return (%) (r)(s)(t)(x)	(7.09)	0.12	12.86	23.69	(15.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.23	1.23	1.20	1.18	1.13
Expenses after expense reductions (f)(h)	1.14	1.14	1.15	1.13	1.08
Net investment income (l)	0.29	0.88	0.23	0.41	0.37
Portfolio turnover	3	4	2	2	8
Net assets at end of period (000 omitted)	$2,391	$2,423	$2,381	$2,221	$1,689

See Notes to Financial Statements

20

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2016 was to seek capital appreciation.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for

22

Notes to Financial Statements – continued

certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

23

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$4,730,624,772	$—	$—	$4,730,624,772

24

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a

25

Notes to Financial Statements – continued

three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/16	5/31/15
Ordinary income (including any short-term capital gains)	$70,208,931	$49,083,204

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$4,531,322,737
Gross appreciation	358,731,426
Gross depreciation	(159,429,391)
Net unrealized appreciation (depreciation)	$199,302,035
Undistributed ordinary income	58,189,188
Capital loss carryforwards	(54,485,577)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after May 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of May 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

5/31/19	$(54,485,577)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are

26

Notes to Financial Statements – continued

allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/16	Year ended 5/31/15
Class A	$36,252,987	$27,153,146
Class B	475,080	137,087
Class C	6,042,964	2,079,191
Class I	15,418,508	10,643,377
Class R1	111,239	59,107
Class R2	867,568	593,238
Class R3	3,578,307	2,746,370
Class R4	7,328,098	5,592,685
Class 529A	99,768	67,498
Class 529B	5,247	1,515
Class 529C	29,165	9,990
Total	$70,208,931	$49,083,204

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fee, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that fund operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the year ended May 31, 2016, this reduction amounted to $1,247,744 and is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,326,418 and $4,666 for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

27

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$5,751,473
Class B	0.75%	0.25%	1.00%	1.00%	403,597
Class C	0.75%	0.25%	1.00%	1.00%	4,673,729
Class R1	0.75%	0.25%	1.00%	1.00%	87,664
Class R2	0.25%	0.25%	0.50%	0.50%	289,544
Class R3	—	0.25%	0.25%	0.25%	570,961
Class 529A	—	0.25%	0.25%	0.23%	15,643
Class 529B	0.75%	0.25%	1.00%	0.98%	3,873
Class 529C	0.75%	0.25%	1.00%	0.99%	22,966
Total Distribution and Service Fees					$11,819,450

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, this rebate amounted to $7,431, $22, $490, $1,519, $90, and $312 for Class A, Class B, Class C, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016, were as follows:

Amount
Class A	$12,786
Class B	39,922
Class C	35,475
Class 529C	21
$88,204

28

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on September 30, 2017, unless MFD elects to extend the waiver. For the year ended May 31, 2016, this waiver amounted to $4,471 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended May 31, 2016, were as follows:

	Fee	Waiver
Class 529A	$6,257	$3,129
Class 529B	387	194
Class 529C	2,297	1,148
Total Program Manager Fees and Waivers	$8,941	$4,471

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the fund. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2016, shareholder servicing expenses incurred by the fund, including out-of-pocket expenses, are disclosed in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.0004% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

29

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fee paid by the fund under this agreement was $12,077 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

For the year ended May 31, 2016, purchases and sales of shares of underlying funds aggregated $487,690,872 and $113,883,124, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	37,497,615	$579,328,963	24,481,182	$402,881,100
Class B	299,897	4,696,308	279,004	4,559,761
Class C	4,976,903	76,493,071	4,775,663	77,649,194
Class I	32,120,888	501,109,955	21,476,679	358,081,458
Class R1	127,812	1,945,616	291,711	4,625,226
Class R2	1,405,125	21,354,793	1,221,731	19,897,366
Class R3	4,371,305	67,443,104	6,034,665	98,573,240
Class R4	8,923,003	137,397,746	11,598,347	192,092,696
Class 529A	96,275	1,478,355	86,384	1,402,835
Class 529B	5,662	86,108	2,000	32,171
Class 529C	36,337	539,245	29,381	465,398
	89,860,822	$1,391,873,264	70,276,747	$1,160,260,445

30

Notes to Financial Statements – continued

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,244,877	$35,020,088	1,666,785	$26,301,863
Class B	29,141	449,643	8,093	126,901
Class C	326,941	4,995,654	107,096	1,664,270
Class I	749,926	11,796,329	510,254	8,113,047
Class R1	7,386	111,239	3,858	59,107
Class R2	40,051	614,787	27,627	430,148
Class R3	230,999	3,578,177	175,149	2,746,336
Class R4	420,403	6,591,916	314,954	4,992,013
Class 529A	6,445	99,768	4,298	67,394
Class 529B	342	5,247	97	1,515
Class 529C	1,926	29,165	649	9,990
	4,058,437	$63,292,013	2,818,860	$44,512,584

Shares reacquired
Class A	(30,503,220)	$(469,127,612)	(29,826,164)	$(489,621,153)
Class B	(819,629)	(12,541,771)	(1,261,752)	(20,564,040)
Class C	(5,319,973)	(80,606,213)	(4,985,281)	(79,969,169)
Class I	(17,351,232)	(268,440,669)	(12,321,293)	(201,735,332)
Class R1	(252,493)	(3,778,274)	(229,497)	(3,638,731)
Class R2	(1,282,001)	(19,526,627)	(1,272,367)	(20,413,049)
Class R3	(4,426,089)	(68,241,638)	(4,168,036)	(68,115,432)
Class R4	(4,600,832)	(71,566,295)	(3,657,358)	(60,262,866)
Class 529A	(48,136)	(739,249)	(47,987)	(788,279)
Class 529B	(4,143)	(63,290)	(5,484)	(88,732)
Class 529C	(27,073)	(401,667)	(27,104)	(428,479)
	(64,634,821)	$(995,033,305)	(57,802,323)	$(945,625,262)

Net change
Class A	9,239,272	$145,221,439	(3,678,197)	$(60,438,190)
Class B	(490,591)	(7,395,820)	(974,655)	(15,877,378)
Class C	(16,129)	882,512	(102,522)	(655,705)
Class I	15,519,582	244,465,615	9,665,640	164,459,173
Class R1	(117,295)	(1,721,419)	66,072	1,045,602
Class R2	163,175	2,442,953	(23,009)	(85,535)
Class R3	176,215	2,779,643	2,041,778	33,204,144
Class R4	4,742,574	72,423,367	8,255,943	136,821,843
Class 529A	54,584	838,874	42,695	681,950
Class 529B	1,861	28,065	(3,387)	(55,046)
Class 529C	11,190	166,743	2,926	46,909
	29,284,438	$460,131,972	15,293,284	$259,147,767

31

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, the fund’s commitment fee and interest expense were $16,626 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Fund	15,762,653	3,834,220	(813,462)	18,783,411
MFS Institutional Money Market Portfolio	2,325,055	236,824,804	(238,985,235)	164,624
MFS International Growth Fund	40,943,460	4,304,305	(670,720)	44,577,045
MFS International New Discovery Fund	15,418,399	1,320,678	(437,772)	16,301,305
MFS International Value Fund	31,960,694	2,650,447	(1,531,320)	33,079,821
MFS Research International Fund	77,845,932	14,967,928	(729,319)	92,084,541

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Fund	$1,371,591	$—	$2,276,798	$475,595,960
MFS Institutional Money Market Portfolio	—	—	6,697	164,624
MFS International Growth Fund	4,811,478	668,796	12,510,523	1,183,074,780
MFS International New Discovery Fund	4,731,270	—	5,521,765	472,737,859
MFS International Value Fund	19,151,626	19,270,685	17,997,697	1,180,949,624
MFS Research International Fund	2,691,504	—	26,868,887	1,418,101,925

	$32,757,469	$19,939,481	$65,182,367	$4,730,624,772

(8) Subsequent Event

Effective July 14, 2016, Class 529A, Class 529B, and Class 529C shares of the fund are no longer offered for sale. The Board of Trustees of the fund has approved the termination of Class 529A, Class 529B, and Class 529C shares of the fund on or before July 31, 2016.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Diversification Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Diversification Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

33

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

37

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Thomas Melendez

38

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

39

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $57,564,511. The fund intends to pass through foreign tax credits of $11,151,666 for the fiscal year.

40

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® INTERNATIONAL

GROWTH FUND

FGF-ANN

MFS® INTERNATIONAL GROWTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	3.8%
Nestle S.A.	3.5%
Danone S.A.	2.9%
Accenture PLC, “A”	2.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.6%
Novartis AG	2.6%
AIA Group Ltd.	2.5%
LVMH Moet Hennessy Louis Vuitton S.A.	2.2%
Pernod Ricard S.A.	2.2%
UBS AG	2.2%

Equity sectors
Consumer Staples	18.9%
Health Care	15.7%
Technology	13.1%
Financial Services	11.4%
Special Products & Services	8.8%
Industrial Goods & Services	8.3%
Basic Materials	7.0%
Retailing	5.5%
Leisure	4.7%
Transportation	2.4%
Autos & Housing	1.2%
Energy	1.1%
Utilities & Communications	0.8%

Issuer country weightings (x)
United Kingdom	17.0%
France	16.0%
Switzerland	13.5%
Germany	9.7%
Japan	8.3%
United States	5.6%
China	4.0%
Canada	3.3%
Taiwan	3.0%
Other Countries	19.6%

Currency exposure weightings (y)
Euro	29.2%
British Pound Sterling	18.2%
Swiss Franc	13.5%
United States Dollar	8.7%
Japanese Yen	8.3%
Hong Kong Dollar	3.9%
Taiwan Dollar	3.0%
Chinese Renminbi	2.6%
Indian Rupee	2.5%
Other Currencies	10.1%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS International Growth Fund (“fund”) provided a total return of –5.44%, at net asset value. This compares with a return of –7.95% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Stock selection in the special products & services sector aided performance relative to the MSCI All Country World (ex-US) Growth Index. Holding shares of management consulting firm Accenture (b) (United Kingdom) benefited relative performance as shares rose throughout the reporting period after management reported better-than-expected earnings results and raised fiscal-year revenue forecasts. Management noted strength across its business segments, with digital services particularly strong. Overweight positions in food catering company Compass Group (United Kingdom) and product safety testing company Intertek Group PLC (United Kingdom) also aided relative returns.

Stock selection in both the financial services and technology sectors further supported relative results. Within the financial services sector, there were no stocks among the

4

Management Review – continued

fund’s top relative contributors. Within the technology sector, an overweight position in system integration provider OBIC (Japan) aided relative results.

Elsewhere, not holding shares of pharmaceutical company Valeant Pharmaceuticals (Canada) strengthened relative results as the company’s shares sold off sharply after a hedge fund investor accused the company of improper revenue recognition through one of its distributors, Philidor. Holdings of drug store Sundrug (b) (Japan) and precision instruments manufacturer Mettler-Toledo International (b) also contributed to relative performance. Overweight positions in medical products and equipment manufacturer Terumo Corp (Japan), international betting and gaming company Paddy Power PLC (Ireland) and food processing company Danone (France) further supported relative returns as all three stocks outpaced the benchmark over the reporting period.

Detractors from Performance

Stock selection within the consumer staples sector detracted from relative returns. Not owing shares of tobacco company British American Tobacco (United Kingdom) dampened relative results as the stock outpaced the benchmark during the reporting period.

Stocks in other sectors that were among the fund’s top relative detractors included holdings of power for diversified industrial manufacturer Rolls-Royce Holdings (b) (United Kingdom), banking and financial services company HSBC Holdings (b) (United Kingdom) and integrated circuits manufacturer MediaTek (b) (Taiwan). Shares of Rolls-Royce depreciated after management issued two profit warnings, citing weaker demand in its Civil Aerospace and Marine business segments. Overweight positions in luxury goods retailer Burberry Group (United Kingdom), engineering equipment and services provider Weir Group (United Kingdom), investment management and banking firm UBS (Switzerland), pharmaceutical company Bayer (Germany) and telecommunications equipment provider LM Ericsson (b) (Sweden) all dampened relative results. Not owning shares of internet gaming company Tencent Holdings (China) hurt relative performance as the stock outperformed after management reported earnings results that exceeded consensus expectations.

Respectfully,

David Antonelli	Matthew Barrett	Kevin Dwan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	(5.44)%	2.02%	4.06%	N/A
B	10/24/95	(6.12)%	1.26%	3.31%	N/A
C	7/01/96	(6.13)%	1.25%	3.31%	N/A
I	1/02/97	(5.19)%	2.28%	4.34%	N/A
R1	10/01/08	(6.12)%	1.26%	N/A	4.79%
R2	10/01/08	(5.69)%	1.76%	N/A	5.31%
R3	10/01/08	(5.43)%	2.02%	N/A	5.58%
R4	10/01/08	(5.20)%	2.27%	N/A	5.84%
R5	5/01/06	(5.05)%	2.35%	4.33%	N/A
Comparative benchmark
MSCI All Country World (ex-US) Growth Index (f)		(7.95)%	1.60%	3.20%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(10.88)%	0.82%	3.44%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(9.85)%	0.88%	3.31%	N/A
C With CDSC (1% for 12 months) (v)		(7.06)%	1.25%	3.31%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI All Country World (ex-US) Growth Index – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	1.22%	$1,000.00	$1,003.83	$6.11
	Hypothetical (h)	1.22%	$1,000.00	$1,018.90	$6.16
B	Actual	1.97%	$1,000.00	$1,000.36	$9.85
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
C	Actual	1.97%	$1,000.00	$1,000.20	$9.85
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
I	Actual	0.97%	$1,000.00	$1,004.94	$4.86
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
R1	Actual	1.97%	$1,000.00	$1,000.40	$9.85
	Hypothetical (h)	1.97%	$1,000.00	$1,015.15	$9.92
R2	Actual	1.47%	$1,000.00	$1,002.33	$7.36
	Hypothetical (h)	1.47%	$1,000.00	$1,017.65	$7.41
R3	Actual	1.22%	$1,000.00	$1,004.00	$6.11
	Hypothetical (h)	1.22%	$1,000.00	$1,018.90	$6.16
R4	Actual	0.97%	$1,000.00	$1,005.19	$4.86
	Hypothetical (h)	0.97%	$1,000.00	$1,020.15	$4.90
R5	Actual	0.82%	$1,000.00	$1,006.07	$4.11
	Hypothetical (h)	0.82%	$1,000.00	$1,020.90	$4.14

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)
Aerospace - 0.9%
Rolls-Royce Holdings PLC	4,128,576	$37,013,858

Alcoholic Beverages - 5.3%
AmBev S.A., ADR	4,226,211	$22,229,874
Carlsberg A.S., “B”	446,858	43,116,880
Diageo PLC	2,242,878	60,762,662
Pernod Ricard S.A.	833,430	90,793,521

		$216,902,937
Apparel Manufacturers - 3.8%
Burberry Group PLC	2,060,938	$32,058,454
Kering S.A.	202,930	32,773,436
LVMH Moet Hennessy Louis Vuitton S.A.	569,305	91,246,653

		$156,078,543
Automotive - 0.5%
Guangzhou Automobile Group Co. Ltd., “H”	16,592,000	$18,981,807

Broadcasting - 2.1%
Publicis Groupe S.A.	450,528	$32,613,284
WPP PLC	2,302,424	53,088,664

		$85,701,948
Business Services - 8.8%
Accenture PLC, “A”	903,613	$107,502,839
Amadeus IT Holding S.A.	1,125,839	52,154,710
Brenntag AG	719,708	38,525,685
Compass Group PLC	4,694,456	87,505,882
Experian Group Ltd.	1,547,832	29,277,934
Intertek Group PLC	912,561	41,461,962

		$356,429,012
Computer Software - 3.9%
Dassault Systems S.A.	455,102	$36,235,792
OBIC Co. Ltd.	667,700	36,148,053
SAP AG	1,035,434	84,055,460

		$156,439,305
Computer Software - Systems - 1.5%
NICE Systems Ltd., ADR	979,444	$62,674,622

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.7%
Toto Ltd.	767,700	$28,965,305

Consumer Products - 4.8%
Hengan International Group Co. Ltd.	2,067,000	$18,587,688
L’Oréal	381,941	71,776,886
Reckitt Benckiser Group PLC	884,495	88,072,741
Uni-Charm Corp.	936,100	18,205,272

		$196,642,587
Containers - 1.0%
Brambles Ltd.	4,223,547	$39,168,755

Electrical Equipment - 5.5%
Keyence Corp.	37,600	$23,644,580
Legrand S.A.	384,620	21,155,587
Mettler-Toledo International, Inc. (a)	193,276	72,540,348
Prysmian S.p.A.	1,696,471	41,507,861
Schneider Electric S.A.	998,821	64,579,878

		$223,428,254
Electronics - 3.7%
ARM Holdings PLC	1,943,286	$27,779,684
MediaTek, Inc.	2,373,000	15,937,457
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,320,447	106,801,450

		$150,518,591
Energy - Independent - 0.3%
Oil Search Ltd.	2,701,334	$13,153,256

Energy - Integrated - 0.8%
Suncor Energy, Inc.	1,088,498	$30,064,741

Food & Beverages - 6.9%
Danone S.A.	1,673,113	$117,429,075
Nestle S.A.	1,942,247	143,421,459
Want Want China Holdings Ltd.	27,260,000	19,239,970

		$280,090,504
Food & Drug Stores - 1.7%
Dairy Farm International Holdings Ltd.	1,448,000	$9,593,885
Loblaw Cos. Ltd.	78,115	4,233,525
Sundrug Co. Ltd.	674,200	55,621,348

		$69,448,758

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 1.2%
Paddy Power PLC	367,049	$48,722,542

Insurance - 2.5%
AIA Group Ltd.	17,157,800	$99,953,899

Internet - 3.1%
Alibaba Group Holding Ltd., ADR (a)	821,339	$67,349,798
Baidu, Inc., ADR (a)	225,190	40,205,423
NAVER Corp.	29,520	17,787,622

		$125,342,843
Machinery & Tools - 1.9%
Atlas Copco AB, “A”	720,729	$18,620,139
GEA Group AG	578,473	26,817,183
Weir Group PLC	1,755,968	30,493,636

		$75,930,958
Major Banks - 1.2%
HSBC Holdings PLC	7,772,879	$50,103,047

Medical & Health Technology & Services - 1.3%
Fresenius Medical Care AG & Co. KGaA	626,131	$54,339,857

Medical Equipment - 4.5%
Essilor International S.A.	373,701	$48,793,956
QIAGEN N.V. (a)	829,255	17,779,866
Smith & Nephew PLC	2,026,178	34,393,679
Sonova Holding AG	184,811	24,672,454
Terumo Corp.	1,333,800	55,717,916

		$181,357,871
Network & Telecom - 0.9%
LM Ericsson Telephone Co., “B”	4,996,311	$38,514,485

Other Banks & Diversified Financials - 7.7%
Aeon Credit Service Co. Ltd.	705,000	$15,438,879
Credicorp Ltd.	206,452	28,944,570
DBS Group Holdings Ltd.	3,556,000	39,897,052
Element Financial Corp.	902,815	10,588,550
Grupo Financiero Banorte S.A. de C.V.	4,766,132	24,922,015
HDFC Bank Ltd.	4,134,414	72,579,367
Julius Baer Group Ltd.	667,191	29,687,986
UBS AG	5,806,403	89,724,698

		$311,783,117

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 9.9%
Bayer AG	710,635	$67,706,633
Novartis AG	1,336,056	106,051,125
Novo Nordisk A.S., “B”	819,061	45,555,804
Roche Holding AG	585,002	153,548,312
Shire PLC	506,198	31,232,263

		$404,094,137
Railroad & Shipping - 2.2%
Canadian National Railway Co.	1,504,111	$89,178,741

Restaurants - 1.4%
Whitbread PLC	907,432	$55,357,425

Specialty Chemicals - 6.0%
Akzo Nobel N.V.	750,729	$50,953,229
Croda International PLC	708,296	30,160,292
L’Air Liquide S.A.	406,236	43,631,425
Linde AG	410,352	61,409,777
Nippon Paint Holdings Co. Ltd.	591,700	16,676,522
Symrise AG	657,829	41,273,737

		$244,104,982
Telecommunications - Wireless - 0.8%
SoftBank Corp.	554,300	$30,850,088

Tobacco - 1.8%
ITC Ltd.	5,367,942	$28,006,480
Japan Tobacco, Inc.	1,175,500	46,473,155

		$74,479,635
Trucking - 0.3%
Yamato Holdings Co. Ltd.	525,100	$10,568,180
Total Common Stocks (Identified Cost, $3,483,570,237)		$4,016,384,590

Preferred Stocks - 0.0%
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (Identified Cost, $425,469) (a)	292,771,056	$424,035

Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	31,170,559	$31,170,559
Total Investments (Identified Cost, $3,515,166,265)		$4,047,979,184

Other Assets, Less Liabilities - 0.3%		14,794,760
Net Assets - 100.0%		$4,062,773,944

14

Portfolio of Investments – continued

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,483,995,706)	$4,016,808,625
Underlying affiliated funds, at cost and value	31,170,559
Total investments, at value (identified cost, $3,515,166,265)	$4,047,979,184
Foreign currency, at value (identified cost, $27,667)	27,538
Receivables for
Investments sold	5,347,623
Fund shares sold	2,837,271
Interest and dividends	13,602,726
Other assets	12,628
Total assets	$4,069,806,970
Liabilities
Payable for fund shares reacquired	$5,186,535
Payable to affiliates
Investment adviser	436,071
Shareholder servicing costs	701,159
Distribution and service fees	29,189
Payable for independent Trustees’ compensation	1,831
Accrued expenses and other liabilities	678,241
Total liabilities	$7,033,026
Net assets	$4,062,773,944
Net assets consist of
Paid-in capital	$3,544,780,905
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	532,694,204
Accumulated distributions in excess of net realized gain on investments and foreign currency	(63,975,571)
Undistributed net investment income	49,274,406
Net assets	$4,062,773,944
Shares of beneficial interest outstanding	149,171,064

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$585,089,225	22,110,006	$26.46
Class B	8,791,836	354,249	24.82
Class C	40,162,705	1,658,165	24.22
Class I	1,174,201,857	39,991,609	29.36
Class R1	1,587,022	66,495	23.87
Class R2	21,050,605	865,449	24.32
Class R3	27,197,919	1,034,566	26.29
Class R4	231,274,522	8,721,996	26.52
Class R5	1,973,418,253	74,368,529	26.54

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.07 [100 / 94.25 x $26.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$96,317,779
Interest	600,562
Dividends from underlying affiliated funds	76,125
Foreign taxes withheld	(8,171,996)
Total investment income	$88,822,470
Expenses
Management fee	$30,955,394
Distribution and service fees	2,169,834
Shareholder servicing costs	2,857,775
Administrative services fee	623,746
Independent Trustees’ compensation	50,255
Custodian fee	830,413
Shareholder communications	154,835
Audit and tax fees	78,637
Legal fees	38,089
Miscellaneous	302,577
Total expenses	$38,061,555
Fees paid indirectly	(55)
Reduction of expenses by investment adviser and distributor	(292,728)
Net expenses	$37,768,772
Net investment income	$51,053,698
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$15,664,662
Foreign currency	(288,510)
Net realized gain (loss) on investments and foreign currency	$15,376,152
Change in unrealized appreciation (depreciation)
Investments	$(285,164,826)
Translation of assets and liabilities in foreign currencies	127,511
Net unrealized gain (loss) on investments and foreign currency translation	$(285,037,315)
Net realized and unrealized gain (loss) on investments and foreign currency	$(269,661,163)
Change in net assets from operations	$(218,607,465)

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2016	2015
Change in net assets
From operations
Net investment income	$51,053,698	$58,670,614
Net realized gain (loss) on investments and foreign currency	15,376,152	(31,642,229)
Net unrealized gain (loss) on investments and foreign currency translation	(285,037,315)	(17,425,871)
Change in net assets from operations	$(218,607,465)	$9,602,514
Distributions declared to shareholders
From net investment income	$(41,748,275)	$(56,260,461)
From net realized gain on investments	(2,338,046)	(34,773,538)
Total distributions declared to shareholders	$(44,086,321)	$(91,033,999)
Change in net assets from fund share transactions	$116,736,429	$(1,922,943)
Total change in net assets	$(145,957,357)	$(83,354,428)
Net assets
At beginning of period	4,208,731,301	4,292,085,729
At end of period (including undistributed net investment income of $49,274,406 and $41,115,846, respectively)	$4,062,773,944	$4,208,731,301

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.28	$28.86	$26.25	$21.66	$25.60
Income (loss) from investment operations
Net investment income (d)	$0.27	$0.34	$0.27	$0.22	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(1.81)	(0.33)	2.65	4.69	(3.96)
Total from investment operations	$(1.54)	$0.01	$2.92	$4.91	$(3.75)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.34)	$(0.14)	$(0.23)	$(0.19)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.28)	$(0.59)	$(0.31)	$(0.32)	$(0.19)
Net asset value, end of period (x)	$26.46	$28.28	$28.86	$26.25	$21.66
Total return (%) (r)(s)(t)(x)	(5.44)	0.26	11.20	22.76	(14.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.20	1.22	1.32	1.32
Expenses after expense reductions (f)	1.20	1.19	1.22	1.32	1.32
Net investment income	1.04	1.23	0.98	0.88	0.92
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$585,089	$576,218	$498,393	$306,765	$215,037

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.64	$27.18	$24.84	$20.50	$24.22
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.11	$0.01	$0.00 (w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.68)	(0.28)	2.55	4.48	(3.73)
Total from investment operations	$(1.63)	$(0.17)	$2.56	$4.48	$(3.70)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.12)	$(0.05)	$(0.05)	$(0.02)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.19)	$(0.37)	$(0.22)	$(0.14)	$(0.02)
Net asset value, end of period (x)	$24.82	$26.64	$27.18	$24.84	$20.50
Total return (%) (r)(s)(t)(x)	(6.12)	(0.51)	10.34	21.91	(15.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.94	1.98	2.07	2.07
Expenses after expense reductions (f)	1.95	1.94	1.97	2.07	2.07
Net investment income	0.21	0.41	0.03	0.02	0.14
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$8,792	$10,539	$12,480	$13,157	$12,830

Class C	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.03	$26.59	$24.32	$20.09	$23.77
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.11	$0.02	$0.02	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.67)	(0.27)	2.49	4.36	(3.66)
Total from investment operations	$(1.61)	$(0.16)	$2.51	$4.38	$(3.63)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.15)	$(0.07)	$(0.06)	$(0.05)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.20)	$(0.40)	$(0.24)	$(0.15)	$(0.05)
Net asset value, end of period (x)	$24.22	$26.03	$26.59	$24.32	$20.09
Total return (%) (r)(s)(t)(x)	(6.17)	(0.46)	10.35	21.86	(15.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.94	1.98	2.07	2.07
Expenses after expense reductions (f)	1.95	1.94	1.97	2.07	2.07
Net investment income	0.25	0.43	0.10	0.07	0.16
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$40,163	$42,137	$42,407	$36,202	$31,432

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$31.29	$31.84	$28.89	$23.79	$28.12
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.43	$0.34	$0.31	$0.32
Net realized and unrealized gain (loss) on investments and foreign currency	(2.00)	(0.33)	2.95	5.17	(4.38)
Total from investment operations	$(1.63)	$0.10	$3.29	$5.48	$(4.06)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.40)	$(0.17)	$(0.29)	$(0.27)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.30)	$(0.65)	$(0.34)	$(0.38)	$(0.27)
Net asset value, end of period (x)	$29.36	$31.29	$31.84	$28.89	$23.79
Total return (%) (r)(s)(x)	(5.19)	0.51	11.44	23.12	(14.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.94	0.98	1.07	1.07
Expenses after expense reductions (f)	0.95	0.94	0.97	1.07	1.07
Net investment income	1.27	1.40	1.14	1.15	1.27
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$1,174,202	$1,233,915	$1,573,587	$1,071,717	$1,508,177

Class R1	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.65	$26.25	$24.03	$19.90	$23.73
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.10	$0.04	$0.02	$0.13
Net realized and unrealized gain (loss) on investments and foreign currency	(1.67)	(0.27)	2.44	4.32	(3.76)
Total from investment operations	$(1.57)	$(0.17)	$2.48	$4.34	$(3.63)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.09)	$(0.12)	$(0.20)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.21)	$(0.43)	$(0.26)	$(0.21)	$(0.20)
Net asset value, end of period (x)	$23.87	$25.65	$26.25	$24.03	$19.90
Total return (%) (r)(s)(x)	(6.12)	(0.49)	10.36	21.88	(15.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.96	1.95	1.97	2.07	2.08
Expenses after expense reductions (f)	1.95	1.94	1.97	2.07	2.08
Net investment income	0.41	0.40	0.17	0.11	0.61
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$1,587	$1,321	$1,318	$841	$537

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$26.05	$26.62	$24.28	$20.08	$23.86
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.24	$0.16	$0.15	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(1.66)	(0.29)	2.47	4.34	(3.75)
Total from investment operations	$(1.49)	$(0.05)	$2.63	$4.49	$(3.55)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.12)	$(0.20)	$(0.23)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.24)	$(0.52)	$(0.29)	$(0.29)	$(0.23)
Net asset value, end of period (x)	$24.32	$26.05	$26.62	$24.28	$20.08
Total return (%) (r)(s)(x)	(5.69)	0.03	10.89	22.47	(14.84)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.46	1.44	1.48	1.57	1.58
Expenses after expense reductions (f)	1.45	1.44	1.47	1.57	1.58
Net investment income	0.70	0.93	0.62	0.66	0.93
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$21,051	$26,387	$27,316	$22,880	$11,521

Class R3	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.07	$28.63	$26.05	$21.51	$25.48
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.32	$0.24	$0.26	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	(1.71)	(0.30)	2.66	4.62	(3.97)
Total from investment operations	$(1.53)	$0.02	$2.90	$4.88	$(3.73)
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.33)	$(0.15)	$(0.25)	$(0.24)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.25)	$(0.58)	$(0.32)	$(0.34)	$(0.24)
Net asset value, end of period (x)	$26.29	$28.07	$28.63	$26.05	$21.51
Total return (%) (r)(s)(x)	(5.43)	0.27	11.19	22.77	(14.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.19	1.23	1.32	1.33
Expenses after expense reductions (f)	1.20	1.19	1.22	1.32	1.33
Net investment income	0.69	1.17	0.87	1.05	1.06
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$27,198	$68,514	$74,279	$51,599	$16,606

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.30	$28.87	$26.22	$21.62	$25.59
Income (loss) from investment operations
Net investment income (d)	$0.32	$0.42	$0.30	$0.26	$0.36
Net realized and unrealized gain (loss) on investments and foreign currency	(1.80)	(0.34)	2.68	4.72	(4.06)
Total from investment operations	$(1.48)	$0.08	$2.98	$4.98	$(3.70)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.40)	$(0.16)	$(0.29)	$(0.27)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.30)	$(0.65)	$(0.33)	$(0.38)	$(0.27)
Net asset value, end of period (x)	$26.52	$28.30	$28.87	$26.22	$21.62
Total return (%) (r)(s)(x)	(5.20)	0.52	11.44	23.12	(14.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	0.94	0.98	1.07	1.07
Expenses after expense reductions (f)	0.95	0.94	0.97	1.07	1.07
Net investment income	1.22	1.51	1.10	1.06	1.59
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$231,275	$281,024	$240,876	$214,830	$203,007

Class R5 (y)	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.29	$28.87	$26.20	$21.59	$25.57
Income (loss) from investment operations
Net investment income (d)	$0.37	$0.43	$0.33	$0.31	$0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(1.81)	(0.33)	2.69	4.69	(3.94)
Total from investment operations	$(1.44)	$0.10	$3.02	$5.00	$(3.72)
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.43)	$(0.18)	$(0.30)	$(0.26)
From net realized gain on investments	(0.02)	(0.25)	(0.17)	(0.09)	—
Total distributions declared to shareholders	$(0.31)	$(0.68)	$(0.35)	$(0.39)	$(0.26)
Net asset value, end of period (x)	$26.54	$28.29	$28.87	$26.20	$21.59
Total return (%) (r)(s)(x)	(5.05)	0.60	11.58	23.25	(14.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.88	0.98	1.17
Expenses after expense reductions (f)	0.82	0.83	0.88	0.98	1.17
Net investment income	1.41	1.56	1.22	1.23	0.95
Portfolio turnover	20	38	21	32	39
Net assets at end of period (000 omitted)	$1,973,418	$1,968,676	$1,821,432	$1,378,032	$100

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted

26

Notes to Financial Statements – continued

or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

27

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$688,762,187	$424,035	$—	$689,186,222
France	651,029,492	—	—	651,029,492
Switzerland	547,106,034	—	—	547,106,034
Germany	391,908,198	—	—	391,908,198
Japan	—	338,309,300	—	338,309,300
United States	180,043,187	—	—	180,043,187
China	126,537,028	37,827,658	—	164,364,686
Canada	134,065,557	—	—	134,065,557
Taiwan	106,801,450	15,937,457	—	122,738,907
Other Countries	505,923,207	292,133,835	—	798,057,042
Mutual Funds	31,170,559	—	—	31,170,559
Total Investments	$3,363,346,899	$684,632,285	$—	$4,047,979,184

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $101,413,222 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $200,536,600 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. Other reasons for changes in classification between levels 1 and 2 relate to valuing a foreign line of an equity security, in current or prior periods, using the value of a similarly situated security that traded subsequent to the close of the foreign market. The fund’s policy is to recognize transfers between the levels as of the end of the period.

28

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2016, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

29

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

30

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/16	5/31/15
Ordinary income (including any short-term capital gains)	$41,749,161	$73,314,236
Long-term capital gains	2,337,160	17,719,763
Total distributions	$44,086,321	$91,033,999

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$3,560,366,334
Gross appreciation	727,886,191
Gross depreciation	(240,273,341)
Net unrealized appreciation (depreciation)	$487,612,850
Undistributed ordinary income	49,587,869
Capital loss carryforwards	(18,775,502)
Other temporary differences	(432,178)

As of May 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(9,426,059)
Long-Term	(9,349,443)
Total	$(18,775,502)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15
Class A	$5,598,782	$6,443,469	$343,691	$4,646,530
Class B	63,632	48,440	5,990	102,909
Class C	307,585	237,288	26,497	395,273
Class I	11,216,622	16,193,461	632,630	10,121,477
Class R1	10,613	9,801	892	13,578
Class R2	206,150	272,239	14,556	245,678
Class R3	377,486	790,158	25,709	596,738
Class R4	2,768,248	3,402,601	154,802	2,088,944
Class R5	21,199,157	28,863,004	1,133,279	16,562,411
Total	$41,748,275	$56,260,461	$2,338,046	$34,773,538

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $5 billion. This written agreement will terminate on September 27, 2016. For the year ended May 31, 2016, the fund’s average daily net assets did not exceed $5 billion and therefore, the management fee was not reduced in accordance with this agreement. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2016, this management fee reduction amounted to $288,789, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.77% of the fund’s average daily net assets.

Effective September 28, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Next $3 billion of average daily net assets	0.70%
Average daily net assets in excess of $5 billion	0.65%

32

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $390,478 for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,427,058
Class B	0.75%	0.25%	1.00%	1.00%	93,138
Class C	0.75%	0.25%	1.00%	1.00%	400,671
Class R1	0.75%	0.25%	1.00%	1.00%	13,586
Class R2	0.25%	0.25%	0.50%	0.50%	114,614
Class R3	—	0.25%	0.25%	0.25%	120,767
Total Distribution and Service Fees					$2,169,834

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, this rebate amounted to $3,878, $36, and $25 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016, were as follows:

Amount
Class A	$1,862
Class B	13,575
Class C	2,944

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

33

Notes to Financial Statements – continued

year ended May 31, 2016, the fee was $120,576, which equated to 0.0030% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,737,199.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.0156% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $195 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,819 at May 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fee paid by the fund under this agreement was $10,962 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

34

Notes to Financial Statements – continued

On September 9, 2015, MFS redeemed 5,941 shares of Class R1 for an aggregate amount of $136,881. On March 16, 2016, MFS purchased 6,352 shares of Class I for an aggregate amount of $181,100.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $15,702,008 and $16,591,970, respectively. The sales transactions resulted in net realized gains (losses) of $(1,996,687).

(4) Portfolio Securities

For the year ended May 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $906,964,607 and $790,932,038, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,005,885	$207,991,972	8,138,032	$225,437,450
Class B	37,800	930,167	29,954	783,589
Class C	347,922	8,427,555	309,813	7,924,245
Class I	8,523,872	246,616,260	14,919,456	453,475,374
Class R1	39,046	919,158	17,229	432,965
Class R2	215,880	5,194,864	295,085	7,509,728
Class R3	412,604	10,680,119	704,439	19,322,430
Class R4	1,644,922	43,250,136	2,898,939	79,920,156
Class R5	6,137,815	160,834,499	7,449,874	205,266,773
	25,365,746	$684,844,730	34,762,821	$1,000,072,710

Shares issued to shareholders in reinvestment of distributions
Class A	220,308	$5,628,878	406,915	$10,372,272
Class B	2,803	67,419	6,061	146,066
Class C	11,537	270,783	21,848	514,287
Class I	373,455	10,576,247	851,223	23,978,943
Class R1	496	11,505	1,008	23,379
Class R2	8,579	201,712	19,987	469,703
Class R3	15,886	403,195	54,818	1,386,896
Class R4	63,706	1,628,967	136,748	3,482,964
Class R5	868,714	22,221,710	1,779,288	45,300,664
	1,565,484	$41,010,416	3,277,896	$85,675,174

35

Notes to Financial Statements – continued

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(6,490,080)	$(168,738,181)	(5,441,087)	$(151,340,430)
Class B	(81,889)	(1,998,049)	(99,655)	(2,584,802)
Class C	(320,363)	(7,625,413)	(307,346)	(7,751,096)
Class I	(8,334,397)	(240,594,991)	(25,758,541)	(777,205,516)
Class R1	(24,527)	(571,557)	(16,952)	(422,441)
Class R2	(372,009)	(8,896,731)	(328,132)	(8,397,403)
Class R3	(1,834,893)	(47,519,169)	(912,730)	(24,779,492)
Class R4	(2,917,983)	(75,292,458)	(1,447,979)	(39,821,840)
Class R5	(2,215,070)	(57,882,168)	(2,750,376)	(75,367,807)
	(22,591,211)	$(609,118,717)	(37,062,798)	$(1,087,670,827)

Net change
Class A	1,736,113	$44,882,669	3,103,860	$84,469,292
Class B	(41,286)	(1,000,463)	(63,640)	(1,655,147)
Class C	39,096	1,072,925	24,315	687,436
Class I	562,930	16,597,516	(9,987,862)	(299,751,199)
Class R1	15,015	359,106	1,285	33,903
Class R2	(147,550)	(3,500,155)	(13,060)	(417,972)
Class R3	(1,406,403)	(36,435,855)	(153,473)	(4,070,166)
Class R4	(1,209,355)	(30,413,355)	1,587,708	43,581,280
Class R5	4,791,459	125,174,041	6,478,786	175,199,630
	4,340,019	$116,736,429	977,919	$(1,922,943)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 29%, 6%, 5%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other

36

Notes to Financial Statements – continued

funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, the fund’s commitment fee and interest expense were $14,890 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	18,940,292	501,896,510	(489,666,243)	31,170,559

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$76,125	$31,170,559

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Growth Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund (one of the series constituting the MFS Series Trust X) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 18, 2016

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

42

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
David Antonelli Matthew Barrett Kevin Dwan

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

44

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $2,571,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $82,653,308. The fund intends to pass through foreign tax credits of $6,653,477 for the fiscal year.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

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Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

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MAILING ADDRESS

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OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® INTERNATIONAL

VALUE FUND

FGI-ANN

MFS® INTERNATIONAL VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	4.2%
Danone S.A.	3.6%
Reckitt Benckiser Group PLC	3.5%
Brambles Ltd.	3.0%
KDDI Corp.	2.6%
Compass Group PLC	2.5%
Colgate-Palmolive Co.	2.4%
Henkel AG & Co. KGaA	2.3%
Analog Devices, Inc.	2.1%
Kao Corp.	2.1%

Equity sectors
Consumer Staples	28.3%
Financial Services	16.1%
Technology	13.5%
Special Products & Services	10.9%
Industrial Goods & Services	7.7%
Basic Materials	6.7%
Health Care	4.9%
Utilities & Communications	3.9%
Transportation	1.5%
Energy	0.9%
Leisure	0.8%
Autos & Housing	0.8%
Retailing	0.3%

Issuer country weightings (x)
Japan	21.4%
United Kingdom	16.2%
United States	13.2%
Switzerland	11.7%
Germany	11.1%
France	8.8%
Australia	3.7%
Netherlands	3.4%
Sweden	2.1%
Other Countries	8.4%

Currency exposure weightings (y)
Euro	25.7%
Japanese Yen	21.4%
British Pound Sterling	16.2%
United States Dollar	13.2%
Swiss Franc	11.7%
Australian Dollar	3.7%
Swedish Krona	2.1%
Canadian Dollar	2.0%
Taiwan Dollar	1.7%
Other Currencies	2.3%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS International Value Fund (“fund”) provided a total return of 1.60%, at net asset value. This compares with a return of -13.26% for the fund’s benchmark, the MSCI EAFE Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to performance

An overweight position in the strong-performing consumer staples sector aided performance relative to the MSCI EAFE Value Index. The fund’s holdings of household products manufacturer Reckitt Benckiser (b) (United Kingdom), household and industrial products manufacturer Kao Corp (b) (Japan), global consumer products company Colgate-Palmolive (b), international food producer Groupe Danone (France) and Dutch brewing giant Heineken aided relative results. Shares of Kao Corp delivered positive results as the beauty care business drove the company’s profit growth in China.

Stock selection in the technology sector further supported relative performance. Holdings of computer graphics processors maker NVIDIA (b) were a primary contributor to relative performance as results exceeded guidance and consensus expectations. The data center segment drove the positive revenue surprise, as the division posted double-digit growth quarter over quarter.

4

Management Review – continued

An underweight position in the financial services sector also aided relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Elsewhere, an overweight position in Japanese telecommunications company KDDI and holdings of supply chain support services and information management solutions provider Brambles (b) (Australia) and catering company Compass Group (b) (United Kingdom) strengthened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Detractors from performance

Individual securities that were among the fund’s top relative detractors included overweight positions in aerospace and defense technology systems developer Cobham (United Kingdom) and telecommunications equipment provider LM Ericsson (b) (Sweden). Shares of Cobham detracted from performance as the company saw a material deterioration in results driven by weak demand in commercial end markets. Not holding shares of oil company Total (France), German electronics and electrical engineering company Siemens, financial solutions provider Allianz (Germany), mobile telecommunications provider NTT DoCoMo (Japan), construction and engineering firm Vinci SA (France), tobacco product manufacturer Imperial Brands (United Kingdom) and electric and gas company National Grid held back relative results as all seven stocks outpaced the benchmark during the reporting period. Holdings of pharmaceutical company Bayer AG (b) (Germany) further weighted on relative returns.

Respectfully,

Pablo De La Mata	Benjamin Stone
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	1.60%	8.48%	6.21%	N/A
B	10/24/95	0.85%	7.67%	5.44%	N/A
C	7/01/96	0.87%	7.67%	5.44%	N/A
I	1/02/97	1.87%	8.75%	6.50%	N/A
R1	10/01/08	0.84%	7.68%	N/A	8.13%
R2	10/01/08	1.37%	8.22%	N/A	8.67%
R3	10/01/08	1.62%	8.49%	N/A	8.95%
R4	10/01/08	1.87%	8.76%	N/A	9.21%
R5	5/01/06	1.97%	8.82%	6.49%	N/A
Comparative benchmark
MSCI EAFE Value Index (f)		(13.26)%	1.44%	1.28%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.24)%	7.20%	5.58%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.08)%	7.37%	5.44%	N/A
C With CDSC (1% for 12 months) (v)		(0.11)%	7.67%	5.44%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

MSCI EAFE Value Index – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class

7

Performance Summary – continued

has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	1.03%	$1,000.00	$1,032.59	$5.23
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
B	Actual	1.78%	$1,000.00	$1,028.87	$9.03
	Hypothetical (h)	1.78%	$1,000.00	$1,016.10	$8.97
C	Actual	1.78%	$1,000.00	$1,029.03	$9.03
	Hypothetical (h)	1.78%	$1,000.00	$1,016.10	$8.97
I	Actual	0.78%	$1,000.00	$1,033.78	$3.97
	Hypothetical (h)	0.78%	$1,000.00	$1,021.10	$3.94
R1	Actual	1.78%	$1,000.00	$1,028.77	$9.03
	Hypothetical (h)	1.78%	$1,000.00	$1,016.10	$8.97
R2	Actual	1.28%	$1,000.00	$1,031.65	$6.50
	Hypothetical (h)	1.28%	$1,000.00	$1,018.60	$6.46
R3	Actual	1.03%	$1,000.00	$1,032.87	$5.23
	Hypothetical (h)	1.03%	$1,000.00	$1,019.85	$5.20
R4	Actual	0.78%	$1,000.00	$1,034.16	$3.97
	Hypothetical (h)	0.78%	$1,000.00	$1,021.10	$3.94
R5	Actual	0.66%	$1,000.00	$1,034.53	$3.36
	Hypothetical (h)	0.66%	$1,000.00	$1,021.70	$3.34

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.1%
Issuer	Shares/Par	Value ($)
Aerospace - 0.6%
Cobham PLC (h)	61,084,063	$144,207,868

Alcoholic Beverages - 3.6%
Heineken N.V.	4,822,060	$447,838,786
Pernod Ricard S.A.	4,416,769	481,160,998

		$928,999,784
Automotive - 0.5%
USS Co. Ltd.	7,567,800	$119,262,098

Broadcasting - 0.1%
Fuji Media Holdings, Inc.	365,400	$4,416,842
Nippon Television Holdings, Inc.	833,600	14,643,994

		$19,060,836
Brokerage & Asset Managers - 1.3%
Computershare Ltd.	13,642,542	$105,660,472
Daiwa Securities Group, Inc.	15,433,000	89,191,285
IG Group Holdings PLC	11,834,655	137,040,046

		$331,891,803
Business Services - 10.9%
Amadeus IT Holding S.A.	9,178,670	$425,203,671
Brenntag AG	3,581,290	191,705,039
Bunzl PLC	15,132,997	448,001,290
Compass Group PLC	34,082,395	635,304,716
Intertek Group PLC	3,029,881	137,661,823
Nomura Research, Inc.	11,426,300	429,413,783
Secom Co. Ltd.	3,402,800	264,802,640
SGS S.A.	137,555	293,515,246

		$2,825,608,208
Chemicals - 2.6%
Givaudan S.A.	227,140	$435,313,581
Orica Ltd.	9,788,409	95,966,838
Syngenta AG	351,887	138,241,321

		$669,521,740

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 2.7%
Cadence Design Systems, Inc. (a)	13,101,857	$323,877,905
Dassault Systems S.A.	2,336,885	186,065,714
OBIC Co. Ltd.	3,623,000	196,142,576

		$706,086,195
Construction - 0.3%
Geberit AG	234,092	$89,491,911

Consumer Products - 9.0%
Colgate-Palmolive Co.	8,965,234	$631,242,126
Kao Corp.	10,163,400	554,838,455
Kobayashi Pharmaceutical Co. Ltd. (h)	2,303,500	187,241,866
KOSE Corp.	511,900	45,592,826
Reckitt Benckiser Group PLC	9,014,709	897,630,998

		$2,316,546,271
Containers - 3.0%
Brambles Ltd. (h)	82,644,321	$766,435,220

Electrical Equipment - 3.7%
IMI PLC (h)	19,669,215	$286,303,407
Legrand S.A. (l)	4,755,413	261,566,102
Schneider Electric S.A.	4,386,370	283,605,611
Spectris PLC	5,294,324	128,669,585

		$960,144,705
Electronics - 9.6%
Analog Devices, Inc.	9,503,845	$555,974,933
ASM International N.V.	1,784,240	72,024,331
Halma PLC	16,649,398	228,602,144
Hirose Electric Co. Ltd.	1,925,000	236,568,805
Infineon Technologies AG	15,571,737	233,553,098
NVIDIA Corp.	9,804,367	458,060,026
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	18,161,357	448,948,745
Texas Instruments, Inc.	4,279,965	259,365,879

		$2,493,097,961
Energy - Independent - 0.6%
Cairn Energy PLC (a)	19,605,056	$55,341,809
INPEX Corp.	12,898,900	104,843,051

		$160,184,860
Food & Beverages - 9.7%
Danone S.A.	13,388,804	$939,706,323
ITO EN Ltd. (h)	5,370,800	179,986,771

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Kerry Group PLC	1,053,074	$95,025,120
Nestle S.A.	14,727,493	1,087,523,125
Toyo Suisan Kaisha Ltd.	5,139,000	197,862,115

		$2,500,103,454
Insurance - 4.2%
Euler Hermes Group	735,495	$63,217,438
Fairfax Financial Holdings Ltd.	981,942	504,595,459
Hiscox Ltd.	8,543,828	121,702,721
Jardine Lloyd Thompson Group PLC	6,987,062	93,455,513
Sony Financial Holdings, Inc.	4,052,800	48,988,877
Zurich Insurance Group AG	1,008,654	244,045,560

		$1,076,005,568
Leisure & Toys - 0.5%
Sankyo Co. Ltd.	1,431,900	$53,120,265
Yamaha Corp.	2,224,600	66,773,886

		$119,894,151
Machinery & Tools - 3.4%
GEA Group AG	6,666,785	$309,062,644
Glory Ltd.	1,985,900	57,329,182
Neopost S.A. (h)	2,396,732	57,867,922
Nordson Corp.	1,885,712	164,019,230
Schindler Holding AG	521,031	96,500,812
Spirax Sarco Engineering PLC	3,482,926	174,035,069
Wartsila Corp.	711,864	29,504,074

		$888,318,933
Major Banks - 1.1%
Bank of Ireland (a)	265,991,103	$81,091,690
HSBC Holdings PLC	5,332,959	34,375,615
Sumitomo Mitsui Financial Group, Inc.	5,508,800	177,611,547

		$293,078,852
Medical Equipment - 1.8%
Nihon Kohden Corp. (h)	8,349,400	$239,602,559
Terumo Corp.	5,577,400	232,989,284

		$472,591,843
Network & Telecom - 1.2%
LM Ericsson Telephone Co., “B”	39,226,784	$302,382,973

Oil Services - 0.3%
Core Laboratories N.V.	592,726	$71,868,028

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 5.6%
Chiba Bank Ltd.	11,643,000	$60,474,581
DnB NOR A.S.A.	21,275,443	272,885,990
Hachijuni Bank Ltd.	11,422,000	50,143,934
ING Groep N.V.	23,509,993	292,843,291
Joyo Bank Ltd.	16,436,000	60,422,521
Julius Baer Group Ltd.	1,670,684	74,340,396
Jyske Bank A.S.	1,449,913	58,237,713
North Pacific Bank Ltd.	17,119,600	48,113,821
Svenska Handelsbanken AB, “A”	18,338,619	234,801,862
Sydbank A.S.	1,922,552	54,817,480
UBS AG	15,873,976	245,296,048

		$1,452,377,637
Pharmaceuticals - 3.1%
Bayer AG	2,652,771	$252,746,055
Roche Holding AG	1,272,332	333,955,150
Santen Pharmaceutical Co. Ltd.	14,885,500	217,319,745

		$804,020,950
Printing & Publishing - 0.3%
RELX N.V.	4,526,972	$78,500,658

Real Estate - 3.9%
Deutsche Wohnen AG	11,420,259	$366,780,464
LEG Immobilien AG	1,740,019	155,269,816
TAG Immobilien AG (l)	6,656,175	90,945,618
Vonovia SE	11,213,489	384,344,486

		$997,340,384
Specialty Chemicals - 1.1%
Symrise AG	4,686,182	$294,022,067

Specialty Stores - 0.3%
Esprit Holdings Ltd. (a)(h)	103,044,821	$83,143,973

Telecommunications - Wireless - 3.4%
KDDI Corp.	23,107,300	$671,277,440
Vodafone Group PLC	63,740,378	213,116,925

		$884,394,365
Telephone Services - 0.4%
TDC A.S.	22,571,927	$112,982,883

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 3.8%
British American Tobacco PLC	7,478,223	$454,688,817
Japan Tobacco, Inc.	13,458,900	532,094,891

		$986,783,708
Trucking - 1.5%
Yamato Holdings Co. Ltd.	19,149,400	$385,401,459
Total Common Stocks (Identified Cost, $20,566,944,843)		$24,333,751,346

Preferred Stocks - 2.2%
Consumer Products - 2.2%
Henkel AG & Co. KGaA (Identified Cost, $441,463,566)	5,008,717	$583,766,550

Money Market Funds - 3.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	776,829,881	$776,829,881

Collateral for Securities Loaned - 0.4%
Utilities - Electric Power - 0.4%
Navigator Securities Lending Prime Portfolio, 0.53%, at Cost and Net Asset Value (j)	95,477,708	$95,477,708
Total Investments (Identified Cost, $21,880,715,998)		$25,789,825,485

Other Assets, Less Liabilities - 0.3%		73,347,473
Net Assets - 100.0%		$25,863,172,958

(a)	Non-income producing security.
(h)	Affiliated issuers are those in which the fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $19,147,041,435)	$23,068,206,018
Underlying affiliated funds, at cost and value	776,829,881
Other affiliated issuers, at value (identified cost, $1,956,844,682)	1,944,789,586
Total investments, at value, including $88,644,908 of securities on loan (identified cost, $21,880,715,998)	$25,789,825,485
Cash	524
Foreign currency, at value (identified cost, $3,904,918)	3,895,878
Receivables for
Investments sold	112,108,940
Fund shares sold	36,373,431
Interest and dividends	87,504,164
Other assets	69,392
Total assets	$26,029,777,814
Liabilities
Payables for
Investments purchased	$4,736,003
Fund shares reacquired	55,277,287
Collateral for securities loaned, at value	95,477,708
Payable to affiliates
Investment adviser	2,203,822
Shareholder servicing costs	6,079,178
Distribution and service fees	420,924
Payable for independent Trustees’ compensation	810
Accrued expenses and other liabilities	2,409,124
Total liabilities	$166,604,856
Net assets	$25,863,172,958
Net assets consist of
Paid-in capital	$21,666,412,586
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,908,805,284
Accumulated distributions in excess of net realized gain on investments and foreign currency	(21,677,526)
Undistributed net investment income	309,632,614
Net assets	$25,863,172,958
Shares of beneficial interest outstanding	715,197,285

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,853,902,044	192,883,471	$35.53
Class B	56,474,171	1,668,116	33.86
Class C	811,432,596	25,076,316	32.36
Class I	12,003,644,505	322,469,751	37.22
Class R1	12,421,525	379,021	32.77
Class R2	397,056,165	11,903,602	33.36
Class R3	1,165,637,000	32,985,240	35.34
Class R4	1,077,351,600	30,212,874	35.66
Class R5	3,485,253,352	97,618,894	35.70

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $37.70 [100 / 94.25 x $35.53]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$612,584,763
Interest	5,156,044
Dividends from other affiliated issuers	47,112,420
Dividends from underlying affiliated funds	1,717,206
Foreign taxes withheld	(48,617,282)
Total investment income	$617,953,151
Expenses
Management fee	$178,405,302
Distribution and service fees	30,586,143
Shareholder servicing costs	24,193,488
Administrative services fee	634,589
Independent Trustees’ compensation	205,971
Custodian fee	2,755,866
Shareholder communications	1,084,519
Audit and tax fees	133,849
Legal fees	258,499
Miscellaneous	1,117,377
Total expenses	$239,375,603
Fees paid indirectly	(139)
Reduction of expenses by investment adviser and distributor	(22,011,470)
Net expenses	$217,363,994
Net investment income	$400,589,157
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$269,807,363
Foreign currency	(337,295)
Net realized gain (loss) on investments and foreign currency	$269,470,068
Change in unrealized appreciation (depreciation)
Investments	$(244,221,611)
Translation of assets and liabilities in foreign currencies	1,770,558
Net unrealized gain (loss) on investments and foreign currency translation	$(242,451,053)
Net realized and unrealized gain (loss) on investments and foreign currency	$27,019,015
Change in net assets from operations	$427,608,172

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2016	2015
Change in net assets
From operations
Net investment income	$400,589,157	$331,038,661
Net realized gain (loss) on investments and foreign currency	269,470,068	336,534,389
Net unrealized gain (loss) on investments and foreign currency translation	(242,451,053)	617,922,965
Change in net assets from operations	$427,608,172	$1,285,496,015
Distributions declared to shareholders
From net investment income	$(350,571,336)	$(436,480,449)
From net realized gain on investments	(429,555,342)	(233,964,687)
Total distributions declared to shareholders	$(780,126,678)	$(670,445,136)
Change in net assets from fund share transactions	$451,738,579	$6,137,977,870
Total change in net assets	$99,220,073	$6,753,028,749
Net assets
At beginning of period	25,763,952,885	19,010,924,136
At end of period (including undistributed net investment income of $309,632,614 and $253,113,806, respectively)	$25,863,172,958	$25,763,952,885

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.07	$35.33	$30.14	$23.78	$26.57
Income (loss) from investment operations
Net investment income (d)	$0.50	$0.49	$0.93	$0.57	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	1.33	4.96	6.25	(3.11)
Total from investment operations	$0.52	$1.82	$5.89	$6.82	$(2.44)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.69)	$(0.60)	$(0.46)	$(0.35)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(1.06)	$(1.08)	$(0.70)	$(0.46)	$(0.35)
Net asset value, end of period (x)	$35.53	$36.07	$35.33	$30.14	$23.78
Total return (%) (r)(s)(t)(x)	1.60	5.46	19.70	28.92	(9.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.10	1.14	1.23
Expenses after expense reductions (f)	1.01	1.02	1.08	1.14	1.23
Net investment income	1.45	1.41	2.80	2.09	2.73
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$6,853,902	$6,891,865	$5,775,931	$2,962,849	$1,699,622

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$34.42	$33.76	$28.85	$22.79	$25.50
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.20	$0.60	$0.33	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	1.29	4.79	6.01	(2.96)
Total from investment operations	$0.25	$1.49	$5.39	$6.34	$(2.51)
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.44)	$(0.38)	$(0.28)	$(0.20)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(0.81)	$(0.83)	$(0.48)	$(0.28)	$(0.20)
Net asset value, end of period (x)	$33.86	$34.42	$33.76	$28.85	$22.79
Total return (%) (r)(s)(t)(x)	0.85	4.68	18.81	27.95	(9.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.84	1.85	1.89	1.98
Expenses after expense reductions (f)	1.76	1.77	1.83	1.89	1.98
Net investment income	0.67	0.62	1.91	1.25	1.89
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$56,474	$61,641	$54,371	$39,272	$29,232

Class C	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.97	$32.44	$27.81	$22.01	$24.64
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.69	$0.38	$0.43
Net realized and unrealized gain (loss) on investments and foreign currency	0.03	1.20	4.50	5.74	(2.86)
Total from investment operations	$0.24	$1.42	$5.19	$6.12	$(2.43)
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.50)	$(0.46)	$(0.32)	$(0.20)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(0.85)	$(0.89)	$(0.56)	$(0.32)	$(0.20)
Net asset value, end of period (x)	$32.36	$32.97	$32.44	$27.81	$22.01
Total return (%) (r)(s)(t)(x)	0.84	4.67	18.80	27.98	(9.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.85	1.84	1.85	1.89	1.98
Expenses after expense reductions (f)	1.76	1.78	1.83	1.89	1.98
Net investment income	0.68	0.70	2.27	1.49	1.89
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$811,433	$868,925	$520,228	$199,007	$92,451

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$37.73	$36.90	$31.43	$24.77	$27.66
Income (loss) from investment operations
Net investment income (d)	$0.62	$0.61	$1.04	$0.75	$0.81
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	1.38	5.19	6.42	(3.29)
Total from investment operations	$0.63	$1.99	$6.23	$7.17	$(2.48)
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.77)	$(0.66)	$(0.51)	$(0.41)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(1.14)	$(1.16)	$(0.76)	$(0.51)	$(0.41)
Net asset value, end of period (x)	$37.22	$37.73	$36.90	$31.43	$24.77
Total return (%) (r)(s)(x)	1.84	5.73	20.01	29.22	(8.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.85	0.89	0.98
Expenses after expense reductions (f)	0.76	0.78	0.83	0.89	0.98
Net investment income	1.71	1.67	3.01	2.59	3.16
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$12,003,645	$12,254,422	$8,552,022	$4,611,464	$2,348,278

Class R1	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.35	$32.83	$28.10	$22.27	$25.05
Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.66	$0.38	$0.76
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	1.20	4.60	5.80	(3.22)
Total from investment operations	$0.24	$1.43	$5.26	$6.18	$(2.46)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.52)	$(0.43)	$(0.35)	$(0.32)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(0.82)	$(0.91)	$(0.53)	$(0.35)	$(0.32)
Net asset value, end of period (x)	$32.77	$33.35	$32.83	$28.10	$22.27
Total return (%) (r)(s)(x)	0.84	4.65	18.84	27.93	(9.77)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.84	1.84	1.85	1.89	1.97
Expenses after expense reductions (f)	1.76	1.78	1.83	1.89	1.97
Net investment income	0.68	0.73	2.14	1.47	3.26
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$12,422	$13,540	$7,362	$3,516	$1,454

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$33.89	$33.28	$28.43	$22.46	$25.13
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.76	$0.46	$0.58
Net realized and unrealized gain (loss) on investments and foreign currency	0.05	1.25	4.72	5.92	(2.95)
Total from investment operations	$0.41	$1.62	$5.48	$6.38	$(2.37)
Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.62)	$(0.53)	$(0.41)	$(0.30)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(0.94)	$(1.01)	$(0.63)	$(0.41)	$(0.30)
Net asset value, end of period (x)	$33.36	$33.89	$33.28	$28.43	$22.46
Total return (%) (r)(s)(x)	1.37	5.19	19.42	28.61	(9.38)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.34	1.35	1.39	1.48
Expenses after expense reductions (f)	1.26	1.28	1.33	1.39	1.48
Net investment income	1.10	1.14	2.44	1.77	2.46
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$397,056	$495,074	$402,077	$265,545	$191,405

Class R3	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$35.88	$35.18	$30.01	$23.68	$26.50
Income (loss) from investment operations
Net investment income (d)	$0.51	$0.48	$0.92	$0.59	$0.69
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	1.32	4.95	6.20	(3.12)
Total from investment operations	$0.52	$1.80	$5.87	$6.79	$(2.43)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.71)	$(0.60)	$(0.46)	$(0.39)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(1.06)	$(1.10)	$(0.70)	$(0.46)	$(0.39)
Net asset value, end of period (x)	$35.34	$35.88	$35.18	$30.01	$23.68
Total return (%) (r)(s)(x)	1.62	5.45	19.73	28.90	(9.14)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.09	1.10	1.14	1.23
Expenses after expense reductions (f)	1.01	1.03	1.08	1.14	1.23
Net investment income	1.47	1.38	2.79	2.15	2.80
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$1,165,637	$1,056,939	$540,587	$294,139	$171,798

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.19	$35.45	$30.22	$23.83	$26.63
Income (loss) from investment operations
Net investment income (d)	$0.60	$0.58	$0.98	$0.67	$0.79
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	1.32	5.01	6.23	(3.18)
Total from investment operations	$0.62	$1.90	$5.99	$6.90	$(2.39)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.77)	$(0.66)	$(0.51)	$(0.41)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(1.15)	$(1.16)	$(0.76)	$(0.51)	$(0.41)
Net asset value, end of period (x)	$35.66	$36.19	$35.45	$30.22	$23.83
Total return (%) (r)(s)(x)	1.87	5.71	20.02	29.24	(8.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.84	0.85	0.89	0.98
Expenses after expense reductions (f)	0.76	0.78	0.83	0.89	0.98
Net investment income	1.74	1.65	2.97	2.42	3.19
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$1,077,352	$1,011,136	$821,266	$492,660	$236,489

Class R5 (y)	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.23	$35.48	$30.25	$23.84	$26.63
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.60	$0.99	$0.66	$0.74
Net realized and unrealized gain (loss) on investments and foreign currency	0.01	1.34	5.02	6.27	(3.14)
Total from investment operations	$0.65	$1.94	$6.01	$6.93	$(2.40)
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.80)	$(0.68)	$(0.52)	$(0.39)
From net realized gain on investments	(0.61)	(0.39)	(0.10)	—	—
Total distributions declared to shareholders	$(1.18)	$(1.19)	$(0.78)	$(0.52)	$(0.39)
Net asset value, end of period (x)	$35.70	$36.23	$35.48	$30.25	$23.84
Total return (%) (r)(s)(x)	1.97	5.82	20.07	29.35	(8.95)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.75	0.76	0.82	1.07
Expenses after expense reductions (f)	0.66	0.68	0.74	0.82	1.07
Net investment income	1.85	1.72	3.01	2.38	3.00
Portfolio turnover	14	14	18	12	15
Net assets at end of period (000 omitted)	$3,485,253	$3,110,412	$2,337,079	$1,493,955	$100

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

MFS International Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

26

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

27

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$—	$5,526,471,100	$—	$5,526,471,100
United Kingdom	4,190,138,344	—	—	4,190,138,344
Switzerland	3,038,223,151	—	—	3,038,223,151
Germany	2,862,195,838	—	—	2,862,195,838
United States	2,464,408,126	—	—	2,464,408,126
France	2,273,190,108	—	—	2,273,190,108
Australia	—	968,062,531	—	968,062,531
Netherlands	891,207,065	—	—	891,207,065
Sweden	537,184,835	—	—	537,184,835
Other Countries	2,166,436,798	—	—	2,166,436,798
Mutual Funds	872,307,589	—	—	872,307,589
Total Investments	$19,295,291,854	$6,494,533,631	$—	$25,789,825,485

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $104,843,051 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $333,955,150 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. Other reasons for changes in classification between levels 1 and 2 relate to valuing a foreign line of an equity security, in current or prior periods, using the value of a similarly situated

28

Notes to Financial Statements – continued

security that traded subsequent to the close of the foreign market. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. At May 31, 2016, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2016 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$9,011,670

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2016 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Foreign Exchange	$(12,689,317)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions

29

Notes to Financial Statements – continued

traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities

30

Notes to Financial Statements – continued

of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $88,644,908. The fair value of the fund’s investment securities on loan and a related liability of $95,477,708 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

31

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/16	5/31/15
Ordinary income (including any short-term capital gains)	$558,094,389	$506,104,660
Long-term capital gains	222,032,289	164,340,476
Total distributions	$780,126,678	$670,445,136

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$21,927,080,464
Gross appreciation	4,986,475,237
Gross depreciation	(1,123,730,216)
Net unrealized appreciation (depreciation)	$3,862,745,021
Undistributed ordinary income	338,939,319
Other temporary differences	(4,923,968)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15
Class A	$87,141,280	$111,151,440	$117,644,500	$63,825,703
Class B	353,589	712,980	1,053,180	633,744
Class C	6,115,236	9,567,765	15,730,434	7,480,422
Class I	171,762,612	210,500,671	195,872,190	107,728,246
Class R1	77,806	151,739	224,855	114,217
Class R2	4,038,866	8,009,442	7,332,760	5,088,809
Class R3	14,327,228	18,165,092	19,201,277	10,079,002
Class R4	15,671,111	18,942,033	17,799,367	9,700,676
Class R5	51,083,608	59,279,287	54,696,779	29,313,868
Total	$350,571,336	$436,480,449	$429,555,342	$233,964,687

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $10 billion to $15 billion; 0.55% of average daily net assets in excess of $15 billion to $20 billion; 0.50% of average daily net assets

33

Notes to Financial Statements – continued

in excess of $20 billion to $25 billion; and 0.45% of average daily net assets in excess of $25 billion. This written agreement terminated on July 31, 2015. For the period June 1, 2015 through July 31, 2015, this management fee reduction amounted to $3,571,904, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2015, the investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $10 billion to $15 billion; 0.55% of average daily net assets in excess of $15 billion to $20 billion; 0.50% of average daily net assets in excess of $20 billion to $25 billion; 0.45% of average daily net assets in excess of $25 billion to $30 billion; and 0.43% of average daily net assets in excess of $30 billion. This written agreement will terminate on September 27, 2016. For the period August 1, 2015 through May 31, 2016, this management fee reduction amounted to $16,598,477, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2016, this management fee reduction amounted to $1,813,145, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.62% of the fund’s average daily net assets.

Effective September 28, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Next $8 billion of average daily net assets	0.70%
Next $5 billion of average daily net assets	0.65%
Next $5 billion of average daily net assets	0.55%
Next $5 billion of average daily net assets	0.50%
Next $5 billion of average daily net assets	0.45%
Average daily net assets in excess of $30 billion	0.43%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $347,368 for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

34

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$16,743,983
Class B	0.75%	0.25%	1.00%	1.00%	572,022
Class C	0.75%	0.25%	1.00%	1.00%	8,197,856
Class R1	0.75%	0.25%	1.00%	1.00%	123,212
Class R2	0.25%	0.25%	0.50%	0.50%	2,213,304
Class R3	—	0.25%	0.25%	0.25%	2,735,766
Total Distribution and Service Fees					$30,586,143

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, this rebate amounted to $27,685, $17, $241, and $1 for Class A, Class B, Class C, and Class R3 respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016, were as follows:

Amount
Class A	$39,701
Class B	60,946
Class C	128,552

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2016, the fee was $882,488, which equated to 0.0035% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $23,311,000.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

35

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.0025% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $97 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended May 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $796 at May 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fee paid by the fund under this agreement was $67,848 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 19,339 shares of Class I for an aggregate amount of $700,468.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended May 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $34,787,289 and $20,443,875, respectively. The sales transactions resulted in net realized gains (losses) of $4,278,351.

36

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended May 31, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $4,096,553,874 and $3,407,949,802, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	54,377,101	$1,872,116,608	81,587,105	$2,836,484,414
Class B	92,085	3,051,818	413,885	13,969,431
Class C	2,145,272	67,884,309	12,872,035	414,882,662
Class I	65,878,763	2,366,840,135	141,558,507	5,160,862,714
Class R1	163,871	5,275,598	249,862	8,098,104
Class R2	4,677,454	152,530,130	5,762,973	189,015,447
Class R3	8,935,132	308,532,981	18,253,086	636,074,378
Class R4	10,727,128	371,822,372	12,015,994	419,543,581
Class R5	17,897,231	621,293,060	24,340,687	859,977,231
	164,894,037	$5,769,347,011	297,054,134	$10,538,907,962

Shares issued to shareholders in reinvestment of distributions
Class A	5,739,884	$193,319,301	5,035,491	$164,660,567
Class B	40,524	1,304,873	40,120	1,256,168
Class C	600,931	18,496,656	468,918	14,062,854
Class I	8,147,332	287,111,974	6,715,110	229,388,170
Class R1	9,698	302,294	8,766	265,956
Class R2	328,749	10,404,902	402,632	12,384,955
Class R3	1,000,137	33,504,595	868,246	28,244,030
Class R4	891,098	30,083,478	786,555	25,775,413
Class R5	3,070,472	103,720,530	2,665,833	87,439,336
	19,828,825	$678,248,603	16,991,671	$563,477,449

Shares reacquired
Class A	(58,297,331)	$(1,991,522,217)	(59,024,688)	$(2,044,352,752)
Class B	(255,470)	(8,353,369)	(273,488)	(9,033,443)
Class C	(4,027,327)	(126,273,987)	(3,020,380)	(95,601,251)
Class I	(76,371,690)	(2,750,094,757)	(55,209,033)	(1,995,692,556)
Class R1	(200,531)	(6,523,695)	(76,907)	(2,491,885)
Class R2	(7,710,276)	(252,801,926)	(3,639,463)	(119,040,358)
Class R3	(6,406,139)	(219,447,056)	(5,032,279)	(173,398,703)
Class R4	(9,342,766)	(323,561,066)	(8,032,247)	(281,407,339)
Class R5	(9,193,592)	(317,278,962)	(7,023,423)	(243,389,254)
	(171,805,122)	$(5,995,857,035)	(141,331,908)	$(4,964,407,541)

37

Notes to Financial Statements – continued

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	1,819,654	$73,913,692	27,597,908	$956,792,229
Class B	(122,861)	(3,996,678)	180,517	6,192,156
Class C	(1,281,124)	(39,893,022)	10,320,573	333,344,265
Class I	(2,345,595)	(96,142,648)	93,064,584	3,394,558,328
Class R1	(26,962)	(945,803)	181,721	5,872,175
Class R2	(2,704,073)	(89,866,894)	2,526,142	82,360,044
Class R3	3,529,130	122,590,520	14,089,053	490,919,705
Class R4	2,275,460	78,344,784	4,770,302	163,911,655
Class R5	11,774,111	407,734,628	19,983,097	704,027,313
	12,917,740	$451,738,579	172,713,897	$6,137,977,870

Effective at the close of business on May 29, 2015, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund and the MFS Growth Allocation Fund were the owners of record of approximately 5% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, the fund’s commitment fee and interest expense were $92,935 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,343,626,371	1,996,210,714	(2,563,007,204)	776,829,881

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,717,206	$776,829,881

Other Affiliated Issuers	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Brambles Ltd.	70,093,490	12,550,831	—	82,644,321
Cobham PLC	61,084,063	—	—	61,084,063
Esprit Holdings Ltd.	99,156,121	3,888,700	—	103,044,821
IMI PLC	—	19,669,215	—	19,669,215
ITO EN Ltd.	2,362,100	3,008,700	—	5,370,800
Kobayashi Pharmaceutical Co. Ltd.	2,303,500	—	—	2,303,500
Neopost S.A.	2,396,732	—	—	2,396,732
Nihon Kohden Corp.	5,221,000	3,128,400	—	8,349,400

Other Affiliated Issuers	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
Brambles Ltd.	$—	$—	$16,612,028	$766,435,220
Cobham PLC	—	—	10,087,703	144,207,868
Esprit Holdings Ltd.	—	—	—	83,143,973
IMI PLC	—	—	6,936,823	286,303,407
ITO EN Ltd.	—	—	1,594,110	179,986,771
Kobayashi Pharmaceutical Co. Ltd.	—	—	1,903,154	187,241,866
Neopost S.A.	—	—	7,618,481	57,867,922
Nihon Kohden Corp.	—	—	2,360,121	239,602,559

	$—	$—	$47,112,420	$1,944,789,586

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS International Value Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Value Fund (one of the series constituting the MFS Series Trust X) at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 18, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

44

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Pablo De La Mata Benjamin Stone

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $280,223,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $540,125,566. The fund intends to pass through foreign tax credits of $40,569,405 for the fiscal year.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® ASSET ALLOCATION FUNDS

MFS® Conservative Allocation Fund

MFS® Moderate Allocation Fund

MFS® Growth Allocation Fund

MFS® Aggressive Growth Allocation Fund

AAF-ANN

MFS® ASSET ALLOCATION FUNDS

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

MFS Conservative Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Fund	14.9%
MFS Limited Maturity Fund	9.9%
MFS Government Securities Fund	9.9%
MFS Inflation-Adjusted Bond Fund	9.9%
MFS Growth Fund	6.1%
MFS Research Fund	6.1%
MFS Value Fund	6.1%
MFS High Income Fund	5.0%
MFS Global Bond Fund	5.0%
MFS Mid Cap Value Fund	4.1%
MFS Mid Cap Growth Fund	4.0%
MFS Research International Fund	4.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Growth Fund	2.0%
MFS International Value Fund	2.0%
MFS Absolute Return Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS New Discovery Fund	1.0%
MFS New Discovery Value Fund	1.0%
MFS Commodity Strategy Fund	1.0%
MFS Global Real Estate Fund	1.0%
Cash & Cash Equivalents (o)	0.0%

MFS Moderate Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Government Securities Fund	9.8%
MFS Value Fund	8.1%
MFS Research Fund	8.1%
MFS Growth Fund	8.1%
MFS Total Return Bond Fund	7.9%
MFS Mid Cap Value Fund	7.1%
MFS Mid Cap Growth Fund	7.1%
MFS Inflation-Adjusted Bond Fund	6.9%
MFS Research International Fund	6.0%
MFS High Income Fund	5.0%
MFS Global Bond Fund	4.9%
MFS Commodity Strategy Fund	3.0%
MFS International Value Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Growth Fund	3.0%
MFS Global Real Estate Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS New Discovery Value Fund	1.5%
MFS New Discovery Fund	1.5%
MFS International New Discovery Fund	1.0%
MFS Absolute Return Fund	1.0%
Cash & Cash Equivalents (o)	0.0%

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

Portfolio Composition – continued

MFS Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Value Fund	11.1%
MFS Growth Fund	11.0%
MFS Mid Cap Value Fund	9.1%
MFS Mid Cap Growth Fund	9.1%
MFS Research Fund	8.1%
MFS Research International Fund	6.9%
MFS High Income Fund	5.0%
MFS International Value Fund	5.0%
MFS International Growth Fund	5.0%
MFS Inflation-Adjusted Bond Fund	4.9%
MFS Commodity Strategy Fund	4.0%
MFS Global Real Estate Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS Total Return Bond Fund	2.9%
MFS New Discovery Value Fund	2.0%
MFS New Discovery Fund	2.0%
MFS International New Discovery Fund	2.0%
MFS Global Bond Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS Emerging Markets Equity Fund	1.0%
MFS Absolute Return Fund	1.0%
Cash & Cash Equivalents (o)	0.0%

MFS Aggressive Growth Allocation Fund

Portfolio target allocation

Portfolio actual allocation

Portfolio holdings
MFS Growth Fund	13.0%
MFS Value Fund	13.0%
MFS Mid Cap Value Fund	10.1%
MFS Mid Cap Growth Fund	10.0%
MFS Research Fund	9.0%
MFS International Growth Fund	8.0%
MFS International Value Fund	8.0%
MFS Research International Fund	7.9%
MFS Commodity Strategy Fund	5.0%
MFS Global Real Estate Fund	4.9%
MFS International New Discovery Fund	4.0%
MFS New Discovery Fund	2.6%
MFS New Discovery Value Fund	2.5%
MFS Emerging Markets Equity Fund	2.0%
Cash & Cash Equivalents (o)	0.0%

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

MFS Conservative Allocation Fund

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS Conservative Allocation Fund (“fund”) provided a total return of 0.27%, at net asset value. This compares with a return of 2.99% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (“Blended Index”), generated a return of 1.69%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, bond markets generally outperformed equity markets. However, shorter duration funds, such as the MFS Limited Maturity Fund, with less sensitivity to falling interest rates, trailed the broad bond market and held back relative performance. Widening credit spreads weighed on bond funds with exposure to credit markets, such as the MFS High Income Fund, further dampening relative performance. The MFS Inflation-Adjusted Bond Fund and MFS Emerging Markets Debt Local Currency Fund also detracted from relative returns. On the positive side, the fund’s investment in the MFS Global Bond Fund contributed positively to relative performance over the reporting period.

The fund’s allocation to US equity funds detracted from relative returns during the period, particularly its investment in the MFS New Discovery Fund, with allocations down the capitalization spectrum to small/mid cap portfolios detracting from relative performance. However, the fund’s investment in the large cap MFS Value Fund and the large cap MFS Growth Fund supported relative results as these funds performed well against their respective benchmarks during the reporting period.

International equity markets underperformed their US counterpart during the period, detracting from absolute performance. However, the MFS International Value Fund was a notable contributor to relative performance as this fund returned positive absolute performance in a poor performing market segment.

Within the specialty funds segment, the MFS Global Real Estate Fund contributed positively to relative results, as it outperformed both bond and equity markets over the time period. Despite the MFS Commodity Strategy Fund outpacing its respective market segment, the fund held back performance as commodities continued to underperform on an absolute basis.

MFS Moderate Allocation Fund

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS Moderate Allocation Fund (“fund”) provided a total return of –0.31%, at net asset value. This compares with a return of 1.72% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (“Blended Index”), generated a return of 0.55%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, bond markets generally outperformed equity markets. However, widening credit spreads weighed on bond funds with exposure to credit markets, such as the MFS High Income Fund, which trailed the broad Barclays

Management Review – continued

U.S. Aggregate Bond Index. The MFS Inflation-Adjusted Bond Fund and MFS Emerging Markets Debt Local Currency Fund also detracted from relative returns. On the positive side, the fund’s investment in the MFS Global Bond Fund contributed positively to relative performance over the reporting period.

The fund’s allocation to US equity funds detracted from relative returns during the period, particularly its investment in the MFS New Discovery Fund, with allocations down the capitalization spectrum to small/mid cap portfolios detracting from relative performance. However, the fund’s investment in the large cap MFS Value Fund and the large cap MFS Growth Fund supported relative results as these funds performed well against their respective benchmarks during the reporting period.

International equity markets underperformed their US counterpart by a material amount during the period, detracting from absolute performance. The MFS Research International Fund was a notable detractor from relative results. In contrast, the MFS International Value Fund was a strong contributor to relative performance as this fund returned positive absolute performance in a poor performing market segment. International equity markets underperformed their US counterpart by a material amount during the period, detracting from absolute performance. Within this market segment, the MFS Research International Fund was a notable detractor. However, the MFS International Value Fund was a strong contributor to relative performance as this fund returned positive absolute performance in a poor performing market segment.

Within the specialty funds segment, the MFS Global Real Estate Fund contributed positively to relative results, as it outperformed both bond and equity markets over the time period. Despite the MFS Commodity Strategy Fund outpacing its respective market segment, the fund held back performance as commodities continued to underperform on an absolute basis.

MFS Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS Growth Allocation Fund (“fund”) provided a total return of –1.13%, at net asset value. This compares with a return of 1.72% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (“Blended Index”), generated a return of –0.70%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Factors Affecting Performance

During the reporting period, bond markets generally outperformed equity markets. However, widening credit spreads weighed on bond funds with exposure to credit markets, such as the MFS High Income Fund, which trailed the broad Barclays U.S. Aggregate Bond Index. The MFS Inflation-Adjusted Bond Fund and MFS Emerging Markets Debt Local Currency Fund also detracted from relative returns. On the positive side, the fund’s investment in the MFS Global Bond Fund contributed positively to relative performance over the reporting period.

The fund’s allocation to US equity funds detracted from relative returns during the period, particularly its investment in the MFS New Discovery Fund, with allocations down the capitalization spectrum to small/mid cap portfolios detracting from relative performance. However, the fund’s investment in the large cap MFS Value Fund and the large cap MFS Growth Fund supported relative results as these funds performed well against their respective benchmarks during the reporting period.

International equity markets underperformed their US counterpart by a material amount during the period, detracting from absolute performance. The MFS Research International Fund was a notable detractor from relative results. In contrast, the MFS International Value Fund was a strong contributor to relative performance as this fund returned positive absolute performance in a poor performing market segment.

Within the specialty funds segment, the MFS Global Real Estate Fund contributed positively to relative results, as it outperformed both bond and equity markets over the time period. Despite the MFS Commodity Strategy Fund outpacing its respective market segment, the fund held back performance as commodities continued to underperform on an absolute basis.

MFS Aggressive Growth Allocation Fund

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS Aggressive Growth Allocation Fund (“fund”) provided a total return of –1.45%, at net asset value. This compares with a return of 1.72% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (“Blended Index”), generated a return of –2.34%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review – continued

Factors Affecting Performance

The fund’s allocation to US equity funds detracted from relative returns during the period, particularly its investment in the MFS New Discovery Fund, with allocations down the capitalization spectrum to small/mid cap portfolios detracting from relative performance. However, the fund’s investment in the large cap MFS Value Fund and the large cap MFS Growth Fund supported relative results as these funds performed well against their respective benchmarks during the reporting period.

International equity markets underperformed their US counterpart by a material amount during the period, detracting from absolute performance. The MFS Research International Fund was a notable detractor from relative results. In contrast, the MFS International Value Fund was a strong contributor to relative performance as this fund returned positive absolute performance in a poor performing market segment.

Within the specialty funds segment, the MFS Global Real Estate Fund contributed positively to relative results, as it outperformed both bond and equity markets over the time period. Despite the MFS Commodity Strategy Fund outpacing its respective market segment, the fund held back performance as commodities continued to underperform on an absolute basis.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 5/31/16

The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

MFS Conservative Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/16

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	0.27%	4.65%	5.55%
B	6/28/02	(0.43)%	3.87%	4.80%
C	6/28/02	(0.48)%	3.86%	4.79%
I	6/28/02	0.58%	4.91%	5.85%
R1	4/01/05	(0.42)%	3.87%	4.78%
R2	10/31/03	0.09%	4.40%	5.31%
R3	4/01/05	0.34%	4.65%	5.56%
R4	4/01/05	0.52%	4.92%	5.84%
529A	7/31/02	0.30%	4.60%	5.45%
529B	7/31/02	(0.48)%	3.82%	4.69%
529C	7/31/02	(0.45)%	3.82%	4.69%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)		2.99%	3.33%	4.97%
MFS Conservative Allocation Fund Blended Index (f)(w)		1.69%	5.65%	5.57%
Bloomberg Commodity Index (f)		(15.32)%	(12.45)%	(6.12)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.29%	7.29%	4.98%
MSCI EAFE Index (f)		(9.24)%	2.58%	2.40%
Standard & Poor’s 500 Stock Index (f)		1.72%	11.67%	7.41%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(5.50)%	3.42%	4.93%
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.34)%	3.53%	4.80%
C With CDSC (1% for 12 months) (v)	(1.46)%	3.86%	4.79%
529A With Initial Sales Charge (5.75%)	(5.47)%	3.37%	4.83%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(4.38)%	3.47%	4.69%
529C With CDSC (1% for 12 months) (v)	(1.43)%	3.82%	4.69%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2016, the MFS Conservative Allocation Fund Blended Index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index, 1% Bloomberg Commodity Index, and 1% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Moderate Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/16

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	(0.31)%	5.61%	5.84%
B	6/28/02	(1.09)%	4.82%	5.07%
C	6/28/02	(1.09)%	4.82%	5.07%
I	6/28/02	(0.06)%	5.88%	6.14%
R1	4/01/05	(1.10)%	4.82%	5.05%
R2	10/31/03	(0.63)%	5.35%	5.57%
R3	4/01/05	(0.37)%	5.61%	5.83%
R4	4/01/05	(0.12)%	5.88%	6.12%
529A	7/31/02	(0.41)%	5.56%	5.72%
529B	7/31/02	(1.13)%	4.77%	4.97%
529C	7/31/02	(1.18)%	4.76%	4.95%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.72%	11.67%	7.41%
MFS Moderate Allocation Fund Blended Index (f)(w)		0.55%	6.41%	5.67%
Barclays U.S. Aggregate Bond Index (f)		2.99%	3.33%	4.97%
Bloomberg Commodity Index (f)		(15.32)%	(12.45)%	(6.12)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.29%	7.29%	4.98%
MSCI EAFE Index (f)		(9.24)%	2.58%	2.40%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(6.04)%	4.37%	5.21%
B With CDSC (Declining over six years from 4% to 0%) (v)	(4.86)%	4.49%	5.07%
C With CDSC (1% for 12 months) (v)	(2.03)%	4.82%	5.07%
529A With Initial Sales Charge (5.75%)	(6.14)%	4.32%	5.10%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(4.90)%	4.44%	4.97%
529C With CDSC (1% for 12 months) (v)	(2.12)%	4.76%	4.95%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2016, the MFS Moderate Allocation Fund Blended Index was comprised of 41% Barclays U.S. Aggregate Bond Index, 41% Standard & Poor’s 500 Stock Index, 13% MSCI EAFE Index, 3% Bloomberg Commodity Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/16

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	(1.13)%	6.35%	5.83%
B	6/28/02	(1.85)%	5.55%	5.07%
C	6/28/02	(1.85)%	5.54%	5.07%
I	6/28/02	(0.93)%	6.60%	6.12%
R1	4/01/05	(1.91)%	5.54%	5.04%
R2	10/31/03	(1.40)%	6.08%	5.56%
R3	4/01/05	(1.16)%	6.35%	5.83%
R4	4/01/05	(0.88)%	6.59%	6.10%
529A	7/31/02	(1.19)%	6.30%	5.73%
529B	7/31/02	(1.91)%	5.51%	4.96%
529C	7/31/02	(1.92)%	5.50%	4.96%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.72%	11.67%	7.41%
MFS Growth Allocation Fund Blended Index (f)(w)		(0.70)%	7.10%	5.63%
Barclays U.S. Aggregate Bond Index (f)		2.99%	3.33%	4.97%
Bloomberg Commodity Index (f)		(15.32)%	(12.45)%	(6.12)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.29%	7.29%	4.98%
MSCI EAFE Index (f)		(9.24)%	2.58%	2.40%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(6.82)%	5.10%	5.21%
B With CDSC (Declining over six years from 4% to 0%) (v)	(5.63)%	5.23%	5.07%
C With CDSC (1% for 12 months) (v)	(2.80)%	5.54%	5.07%
529A With Initial Sales Charge (5.75%)	(6.87)%	5.05%	5.10%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(5.68)%	5.18%	4.96%
529C With CDSC (1% for 12 months) (v)	(2.86)%	5.50%	4.96%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2016, the MFS Growth Allocation Fund Blended Index was comprised of 52% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index, 4% Bloomberg Commodity Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.

Performance Summary – continued

MFS Aggressive Growth Allocation Fund

Growth of a hypothetical $10,000 investment

Average annual total returns through 5/31/16

Without sales charge

Share Class	Class inception date	1-yr	5-yr	10-yr
A	6/28/02	(1.45)%	7.00%	5.71%
B	6/28/02	(2.26)%	6.20%	4.95%
C	6/28/02	(2.24)%	6.20%	4.95%
I	6/28/02	(1.23)%	7.28%	6.02%
R1	4/01/05	(2.21)%	6.20%	4.94%
R2	10/31/03	(1.69)%	6.74%	5.46%
R3	4/01/05	(1.47)%	7.00%	5.72%
R4	4/01/05	(1.24)%	7.29%	6.00%
529A	7/31/02	(1.54)%	6.95%	5.61%
529B	7/31/02	(2.23)%	6.16%	4.85%
529C	7/31/02	(2.27)%	6.15%	4.85%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.72%	11.67%	7.41%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)		(2.34)%	7.48%	5.40%
Bloomberg Commodity Index (f)		(15.32)%	(12.45)%	(6.12)%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		4.29%	7.29%	4.98%
MSCI EAFE Index (f)		(9.24)%	2.58%	2.40%

Performance Summary – continued

With sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	(7.11)%	5.74%	5.09%
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.00)%	5.88%	4.95%
C With CDSC (1% for 12 months) (v)	(3.17)%	6.20%	4.95%
529A With Initial Sales Charge (5.75%)	(7.20)%	5.69%	4.98%
529B With CDSC (Declining over six years from 4% to 0%) (v)	(5.98)%	5.84%	4.85%
529C With CDSC (1% for 12 months) (v)	(3.20)%	6.15%	4.85%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2016, the MFS Aggressive Growth Allocation Fund Blended Index was comprised of 60% Standard & Poor’s 500 Stock Index, 30% MSCI EAFE Index, 5% Bloomberg Commodity Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

Bloomberg Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLES

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables – continued

MFS CONSERVATIVE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.33%	$1,000.00	$1,023.25	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
B	Actual	1.08%	$1,000.00	$1,019.56	$5.45
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
C	Actual	1.08%	$1,000.00	$1,019.12	$5.45
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
I	Actual	0.08%	$1,000.00	$1,025.00	$0.41
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
R1	Actual	1.08%	$1,000.00	$1,019.38	$5.45
	Hypothetical (h)	1.08%	$1,000.00	$1,019.60	$5.45
R2	Actual	0.58%	$1,000.00	$1,022.54	$2.93
	Hypothetical (h)	0.58%	$1,000.00	$1,022.10	$2.93
R3	Actual	0.33%	$1,000.00	$1,023.46	$1.67
	Hypothetical (h)	0.33%	$1,000.00	$1,023.35	$1.67
R4	Actual	0.08%	$1,000.00	$1,024.50	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.60	$0.40
529A	Actual	0.37%	$1,000.00	$1,023.18	$1.87
	Hypothetical (h)	0.37%	$1,000.00	$1,023.15	$1.87
529B	Actual	1.13%	$1,000.00	$1,019.60	$5.71
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
529C	Actual	1.13%	$1,000.00	$1,019.83	$5.71
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS MODERATE ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.34%	$1,000.00	$1,022.87	$1.72
	Hypothetical (h)	0.34%	$1,000.00	$1,023.30	$1.72
B	Actual	1.09%	$1,000.00	$1,019.14	$5.50
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
C	Actual	1.09%	$1,000.00	$1,019.27	$5.50
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
I	Actual	0.09%	$1,000.00	$1,024.47	$0.46
	Hypothetical (h)	0.09%	$1,000.00	$1,024.55	$0.46
R1	Actual	1.09%	$1,000.00	$1,018.97	$5.50
	Hypothetical (h)	1.09%	$1,000.00	$1,019.55	$5.50
R2	Actual	0.59%	$1,000.00	$1,021.42	$2.98
	Hypothetical (h)	0.59%	$1,000.00	$1,022.05	$2.98
R3	Actual	0.34%	$1,000.00	$1,023.04	$1.72
	Hypothetical (h)	0.34%	$1,000.00	$1,023.30	$1.72
R4	Actual	0.09%	$1,000.00	$1,024.17	$0.46
	Hypothetical (h)	0.09%	$1,000.00	$1,024.55	$0.46
529A	Actual	0.38%	$1,000.00	$1,022.15	$1.92
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
529B	Actual	1.13%	$1,000.00	$1,019.17	$5.70
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
529C	Actual	1.14%	$1,000.00	$1,018.70	$5.75
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.35%	$1,000.00	$1,019.64	$1.77
	Hypothetical (h)	0.35%	$1,000.00	$1,023.25	$1.77
B	Actual	1.10%	$1,000.00	$1,015.90	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
C	Actual	1.10%	$1,000.00	$1,016.19	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
I	Actual	0.10%	$1,000.00	$1,020.94	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.50	$0.51
R1	Actual	1.10%	$1,000.00	$1,015.68	$5.54
	Hypothetical (h)	1.10%	$1,000.00	$1,019.50	$5.55
R2	Actual	0.60%	$1,000.00	$1,018.17	$3.03
	Hypothetical (h)	0.60%	$1,000.00	$1,022.00	$3.03
R3	Actual	0.35%	$1,000.00	$1,019.62	$1.77
	Hypothetical (h)	0.35%	$1,000.00	$1,023.25	$1.77
R4	Actual	0.10%	$1,000.00	$1,020.56	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.50	$0.51
529A	Actual	0.39%	$1,000.00	$1,019.31	$1.97
	Hypothetical (h)	0.39%	$1,000.00	$1,023.05	$1.97
529B	Actual	1.15%	$1,000.00	$1,015.65	$5.79
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
529C	Actual	1.15%	$1,000.00	$1,015.91	$5.80
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529B shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.38%	$1,000.00	$1,015.84	$1.92
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
B	Actual	1.13%	$1,000.00	$1,012.07	$5.68
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
C	Actual	1.13%	$1,000.00	$1,012.01	$5.68
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
I	Actual	0.13%	$1,000.00	$1,017.15	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.35	$0.66
R1	Actual	1.13%	$1,000.00	$1,011.74	$5.68
	Hypothetical (h)	1.13%	$1,000.00	$1,019.35	$5.70
R2	Actual	0.63%	$1,000.00	$1,014.97	$3.17
	Hypothetical (h)	0.63%	$1,000.00	$1,021.85	$3.18
R3	Actual	0.38%	$1,000.00	$1,015.86	$1.92
	Hypothetical (h)	0.38%	$1,000.00	$1,023.10	$1.92
R4	Actual	0.13%	$1,000.00	$1,017.34	$0.66
	Hypothetical (h)	0.13%	$1,000.00	$1,024.35	$0.66
529A	Actual	0.42%	$1,000.00	$1,015.56	$2.12
	Hypothetical (h)	0.42%	$1,000.00	$1,022.90	$2.12
529B	Actual	1.18%	$1,000.00	$1,012.20	$5.94
	Hypothetical (h)	1.18%	$1,000.00	$1,019.10	$5.96
529C	Actual	1.17%	$1,000.00	$1,011.63	$5.88
	Hypothetical (h)	1.17%	$1,000.00	$1,019.15	$5.91

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

MFS CONSERVATIVE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R5	6,522,561	$60,398,913
MFS Commodity Strategy Fund - Class R5 (v)	5,226,413	30,783,573
MFS Emerging Markets Debt Fund - Class R5	6,351,068	91,328,356
MFS Emerging Markets Debt Local Currency Fund - Class R5	9,044,477	59,603,101
MFS Global Bond Fund - Class R5	17,116,519	150,796,537
MFS Global Real Estate Fund - Class R5	1,903,942	30,348,835
MFS Government Securities Fund - Class R5	29,874,026	302,922,622
MFS Growth Fund - Class R5	2,474,949	185,447,910
MFS High Income Fund - Class R5	46,778,743	153,434,276
MFS Inflation-Adjusted Bond Fund - Class R5	28,936,086	302,092,738
MFS International Growth Fund - Class R5	2,317,959	61,518,631
MFS International Value Fund - Class R5	1,718,704	61,357,733
MFS Limited Maturity Fund - Class R5	50,670,225	303,007,948
MFS Mid Cap Growth Fund - Class R5	8,289,975	123,603,523
MFS Mid Cap Value Fund - Class R5	6,092,641	123,924,311
MFS New Discovery Fund - Class R5 (a)	1,271,645	31,320,603
MFS New Discovery Value Fund - Class R5	2,400,988	31,188,832
MFS Research Fund - Class R5	4,970,787	185,261,235
MFS Research International Fund - Class R5	7,988,842	123,028,166
MFS Total Return Bond Fund - Class R5	42,336,561	455,541,391
MFS Value Fund - Class R5	5,320,121	185,140,227
Total Underlying Affiliated Funds (Identified Cost, $2,604,562,019)		$3,052,049,461

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	92	$92
Total Investments (Identified Cost, $2,604,562,111)		$3,052,049,553

Other Assets, Less Liabilities - 0.0%		926,680
Net Assets - 100.0%		$3,052,976,233

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS MODERATE ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R5	6,645,990	$61,541,871
MFS Commodity Strategy Fund - Class R5 (v)	32,445,124	191,101,778
MFS Emerging Markets Debt Fund - Class R5	13,125,012	188,737,671
MFS Emerging Markets Debt Local Currency Fund - Class R5	18,649,301	122,898,892
MFS Global Bond Fund - Class R5	35,310,675	311,087,050
MFS Global Real Estate Fund - Class R5	7,908,309	126,058,445
MFS Government Securities Fund - Class R5	60,746,451	615,969,013
MFS Growth Fund - Class R5	6,746,699	505,530,146
MFS High Income Fund - Class R5	96,584,515	316,797,209
MFS Inflation-Adjusted Bond Fund - Class R5	41,477,428	433,024,354
MFS International Growth Fund - Class R5	7,110,522	188,713,266
MFS International New Discovery Fund - Class R5	2,174,898	63,072,034
MFS International Value Fund - Class R5	5,304,507	189,370,897
MFS Mid Cap Growth Fund - Class R5	29,765,085	443,797,413
MFS Mid Cap Value Fund - Class R5	21,996,918	447,417,315
MFS New Discovery Fund - Class R5 (a)	3,883,277	95,645,109
MFS New Discovery Value Fund - Class R5	7,424,390	96,442,829
MFS Research Fund - Class R5	13,641,580	508,421,693
MFS Research International Fund - Class R5	24,308,384	374,349,115
MFS Total Return Bond Fund - Class R5	46,210,727	497,227,420
MFS Value Fund - Class R5	14,663,000	510,272,407
Total Underlying Affiliated Funds (Identified Cost, $5,296,314,622)		$6,287,475,927

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	90	$90
Total Investments (Identified Cost, $5,296,314,712)		$6,287,476,017

Other Assets, Less Liabilities - 0.0%		889,966
Net Assets - 100.0%		$6,288,365,983

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Absolute Return Fund - Class R5	5,510,059	$51,023,145
MFS Commodity Strategy Fund - Class R5 (v)	35,957,419	211,789,195
MFS Emerging Markets Debt Fund - Class R5	10,881,028	156,469,179
MFS Emerging Markets Debt Local Currency Fund - Class R5	15,417,229	101,599,543
MFS Emerging Markets Equity Fund - Class R5	2,034,347	51,509,668
MFS Global Bond Fund - Class R5	11,714,964	103,208,831
MFS Global Real Estate Fund - Class R5	9,842,225	156,885,066
MFS Growth Fund - Class R5	7,713,895	578,002,187
MFS High Income Fund - Class R5	80,185,270	263,007,687
MFS Inflation-Adjusted Bond Fund - Class R5	24,575,727	256,570,589
MFS International Growth Fund - Class R5	9,837,458	261,086,144
MFS International New Discovery Fund - Class R5	3,615,031	104,835,908
MFS International Value Fund - Class R5	7,335,571	261,879,884
MFS Mid Cap Growth Fund - Class R5	31,841,031	474,749,772
MFS Mid Cap Value Fund - Class R5	23,487,214	477,729,927
MFS New Discovery Fund - Class R5 (a)	4,310,449	106,166,353
MFS New Discovery Value Fund - Class R5	8,221,872	106,802,122
MFS Research Fund - Class R5	11,333,268	422,390,899
MFS Research International Fund - Class R5	23,562,094	362,856,240
MFS Total Return Bond Fund - Class R5	14,372,329	154,646,261
MFS Value Fund - Class R5	16,728,930	582,166,769
Total Underlying Affiliated Funds (Identified Cost, $4,114,956,745)		$5,245,375,369

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	28	$28
Total Investments (Identified Cost, $4,114,956,773)		$5,245,375,397

Other Assets, Less Liabilities - 0.0%		137,911
Net Assets - 100.0%		$5,245,513,308

See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

Underlying Affiliated Funds - 100.0%
Issuer	Shares/Par	Value ($)
MFS Commodity Strategy Fund - Class R5 (v)	14,358,062	$84,568,987
MFS Emerging Markets Equity Fund - Class R5	1,321,744	33,466,564
MFS Global Real Estate Fund - Class R5	5,242,303	83,562,309
MFS Growth Fund - Class R5	2,947,380	220,847,140
MFS International Growth Fund - Class R5	5,085,345	134,965,055
MFS International New Discovery Fund - Class R5	2,331,370	67,609,726
MFS International Value Fund - Class R5	3,779,548	134,929,873
MFS Mid Cap Growth Fund - Class R5	11,402,681	170,013,978
MFS Mid Cap Value Fund - Class R5	8,372,303	170,292,633
MFS New Discovery Fund - Class R5 (a)	1,742,585	42,919,869
MFS New Discovery Value Fund - Class R5	3,291,568	42,757,469
MFS Research Fund - Class R5	4,100,376	152,821,006
MFS Research International Fund - Class R5	8,759,991	134,903,866
MFS Value Fund - Class R5	6,336,496	220,510,073
Total Underlying Affiliated Funds (Identified Cost, $1,209,797,820)		$1,694,168,548

Money Market Funds - 0.0%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	141	$141
Total Investments (Identified Cost, $1,209,797,961)		$1,694,168,689

Other Assets, Less Liabilities - 0.0%		610,936
Net Assets - 100.0%		$1,694,779,625

Portfolio Footnotes:

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

At 5/31/16

These statements represent each fund’s balance sheet, which details the assets and liabilities comprising the total value of each fund.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments
Underlying affiliated funds, at value (Identified cost, $2,604,562,111, $5,296,314,712, $4,114,956,773, and $1,209,797,961, respectively)	$3,052,049,553	$6,287,476,017	$5,245,375,397	$1,694,168,689
Receivables for
Investments sold	495,891	6,291,014	5,800,505	1,694,286
Fund shares sold	6,528,225	8,720,235	5,977,146	2,535,546
Receivable from investment adviser	—	—	33,793	29,596
Other assets	8,633	17,449	14,754	5,102
Total assets	$3,059,082,302	$6,302,504,715	$5,257,201,595	$1,698,433,219

Liabilities
Payable to custodian	$60,696	$1,674,571	$2,533,952	$301,359
Payables for
Investments purchased	1,231,883	987,379	540,839	777,467
Fund shares reacquired	4,034,051	9,761,189	6,963,061	1,906,794
Payable to affiliates
Administrator	239	239	—	—
Shareholder servicing costs	401,278	1,050,628	1,044,843	430,174
Distribution and service fees	191,548	385,122	311,814	95,105
Program manager fee	945	2,022	1,914	1,180
Payable for independent Trustees’ compensation	16	12	12	13
Accrued expenses and other liabilities	185,413	277,570	291,852	141,502
Total liabilities	$6,106,069	$14,138,732	$11,688,287	$3,653,594
Net assets	$3,052,976,233	$6,288,365,983	$5,245,513,308	$1,694,779,625

Net assets consist of
Paid-in capital	$2,623,535,135	$5,271,693,466	$4,101,255,533	$1,206,474,378
Unrealized appreciation (depreciation) on investments	447,487,442	991,161,305	1,130,418,624	484,370,728
Accumulated net realized gain (loss) on investments	(27,612,224)	13,060,791	7,565,714	5,981,218
Accumulated undistributed (distributions in excess of) net investment income	9,565,880	12,450,421	6,273,437	(2,046,699)
Net assets	$3,052,976,233	$6,288,365,983	$5,245,513,308	$1,694,779,625

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$1,435,773,506	$3,338,645,343	$2,915,599,298	$785,985,999
Class B	150,725,920	320,406,096	258,674,039	71,183,902
Class C	727,083,983	1,324,401,935	1,001,876,997	282,953,163
Class I	203,031,221	139,038,241	101,043,638	62,541,824
Class R1	18,875,002	36,123,902	38,651,927	17,907,604
Class R2	97,052,563	220,408,842	196,319,583	82,545,578
Class R3	172,073,863	364,025,186	242,668,605	158,308,881
Class R4	109,923,063	249,128,215	210,247,585	60,354,731
Class 529A	89,760,806	198,159,071	195,856,237	128,357,442
Class 529B	6,348,791	16,727,015	13,404,959	6,868,446
Class 529C	42,327,515	81,302,137	71,170,440	37,772,055
Total net assets	$3,052,976,233	$6,288,365,983	$5,245,513,308	$1,694,779,625

Shares of beneficial interest outstanding
Class A	97,723,584	206,234,158	161,815,741	40,377,566
Class B	10,325,775	20,015,212	14,507,791	3,714,702
Class C	50,241,689	83,260,387	56,732,142	14,896,529
Class I	13,700,990	8,479,826	5,559,642	3,164,267
Class R1	1,328,308	2,315,586	2,231,115	955,483
Class R2	6,784,197	13,894,828	11,133,857	4,327,302
Class R3	11,803,475	22,650,062	13,578,281	8,197,544
Class R4	7,475,983	15,397,916	11,671,643	3,090,699
Class 529A	6,139,269	12,297,328	10,947,312	6,635,503
Class 529B	441,197	1,054,969	758,683	362,737
Class 529C	2,950,383	5,157,670	4,076,493	2,016,529
Total shares of beneficial interest outstanding	208,914,850	390,757,942	293,012,700	87,738,861

Class A shares
Net asset value per share
(net assets / shares of beneficial interest outstanding)	$14.69	$16.19	$18.02	$19.47
Offering price per share (100 / 94.25 x net asset value per share)	$15.59	$17.18	$19.12	$20.66

Class B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$14.60	$16.01	$17.83	$19.16

Class C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$14.47	$15.91	$17.66	$18.99

Class I shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.82	$16.40	$18.17	$19.77

Class R1 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.21	$15.60	$17.32	$18.74

Class R2 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.31	$15.86	$17.63	$19.08

Statements of Assets and Liabilities – continued

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R3 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.58	$16.07	$17.87	$19.31

Class R4 shares
Net asset value, offering price, and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.70	$16.18	$18.01	$19.53

Class 529A shares
Net asset value and redemption price per share
(net assets / shares of beneficial interest outstanding)	$14.62	$16.11	$17.89	$19.34
Offering price per share (100 / 94.25 x net asset value per share)	$15.51	$17.09	$18.98	$20.52

Class 529B shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$14.39	$15.86	$17.67	$18.94

Class 529C shares
Net asset value and offering price per share
(net assets / shares of beneficial interest outstanding)	$14.35	$15.76	$17.46	$18.73

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF OPERATIONS

Year ended 5/31/16

These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net Investment income
Dividends from underlying affiliated funds	$53,406,488	$97,952,955	$69,642,896	$16,797,256
Expenses
Distribution and service fees	14,108,806	28,597,633	22,875,560	7,146,053
Shareholder servicing costs	1,676,565	4,224,818	4,355,099	1,923,337
Program manager fees	131,969	280,932	275,478	166,059
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees’ compensation	47,400	100,686	97,866	36,054
Custodian fee	114,397	114,398	104,498	68,467
Shareholder communications	156,645	372,512	418,981	132,195
Audit and tax fees	35,040	36,314	35,886	34,550
Legal fees	29,126	61,929	50,394	15,438
Miscellaneous	265,614	389,247	330,162	190,046
Total expenses	$16,583,062	$34,195,969	$28,561,424	$9,729,699
Fees paid indirectly	—	—	(1)	(1)
Reduction of expenses by investment adviser and distributor	(83,931)	(187,753)	(427,741)	(370,795)
Net expenses	$16,499,131	$34,008,216	$28,133,682	$9,358,903
Net investment income	$36,907,357	$63,944,739	$41,509,214	$7,438,353

Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$(10,166,186)	$47,849,587	$20,213,568	$15,726,249
Capital gain distributions from underlying affiliated funds	35,962,578	106,999,848	110,639,940	42,359,004
Net realized gain (loss) on investments	$25,796,392	$154,849,435	$130,853,508	$58,085,253
Change in unrealized appreciation (depreciation) on investments	$(61,036,399)	$(265,237,191)	$(248,038,967)	$(95,239,078)
Net realized and unrealized gain (loss) on investments	$(35,240,007)	$(110,387,756)	$(117,185,459)	$(37,153,825)
Change in net assets from operations	$1,667,350	$(46,443,017)	$(75,676,245)	$(29,715,472)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 5/31/16	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$36,907,357	$63,944,739	$41,509,214	$7,438,353
Net realized gain (loss) on investments	25,796,392	154,849,435	130,853,508	58,085,253
Net unrealized gain (loss) on investments	(61,036,399)	(265,237,191)	(248,038,967)	(95,239,078)
Change in net assets from operations	$1,667,350	$(46,443,017)	$(75,676,245)	$(29,715,472)

Distributions declared to shareholders
From net investment income	$(40,048,611)	$(77,608,676)	$(68,898,928)	$(22,599,807)
From net realized gain on investments	(33,586,955)	(250,601,490)	(159,093,333)	(57,545,072)
Total distributions declared to shareholders	$(73,635,566)	$(328,210,166)	$(227,992,261)	$(80,144,879)
Change in net assets from fund share transactions	$57,039,041	$92,844,187	$140,022,579	$39,733,331
Total change in net assets	$(14,929,175)	$(281,808,996)	$(163,645,927)	$(70,127,020)

Net assets
At beginning of period	3,067,905,408	6,570,174,979	5,409,159,235	1,764,906,645
At end of period	$3,052,976,233	$6,288,365,983	$5,245,513,308	$1,694,779,625
Accumulated undistributed (distributions in excess of) net investment income included in net assets at end of period	$9,565,880	$12,450,421	$6,273,437	$(2,046,699)

Year ended 5/31/15	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets

From operations
Net investment income	$43,625,068	$83,505,076	$54,659,840	$10,575,401
Net realized gain (loss) on investments	38,375,850	294,227,569	241,310,035	109,969,329
Net unrealized gain (loss) on investments	2,994,448	(138,107,849)	(59,134,479)	(25,388,687)
Change in net assets from operations	$84,995,366	$239,624,796	$236,835,396	$95,156,043

Distributions declared to shareholders
From net investment income	$(48,724,772)	$(104,248,731)	$(70,999,964)	$(18,000,096)
From net realized gain on investments	(9,219,423)	(16,853,371)	—	—
Total distributions declared to shareholders	$(57,944,195)	$(121,102,102)	$(70,999,964)	$(18,000,096)
Change in net assets from fund share transactions	$158,074,604	$293,487,065	$269,552,991	$17,878,928
Total change in net assets	$185,125,775	$412,009,759	$435,388,423	$95,034,875

Net assets
At beginning of period	2,882,779,633	6,158,165,220	4,973,770,812	1,669,871,770
At end of period	$3,067,905,408	$6,570,174,979	$5,409,159,235	$1,764,906,645
Undistributed net investment income included in net assets at end of period	$7,710,754	$11,696,169	$18,876,616	$7,307,959

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

MFS CONSERVATIVE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.05	$14.91	$14.06	$12.93	$13.18

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.25	$0.26	$0.27	$0.34
Net realized and unrealized gain (loss) on investments	(0.18)	0.22	0.86	1.18	(0.25)
Total from investment operations	$0.03	$0.47	$1.12	$1.45	$0.09

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.27)	$(0.32)	$(0.34)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.33)	$(0.27)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$14.69	$15.05	$14.91	$14.06	$12.93
Total return (%) (r)(s)(t)(x)	0.27	3.16	8.10	11.36	0.79

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.33	0.32	0.32	0.31
Expenses after expense reductions (f)(h)	0.33	0.33	0.32	0.32	0.31
Net investment income (l)	1.45	1.70	1.80	1.99	2.60
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$1,435,774	$1,423,985	$1,355,910	$1,197,922	$859,467

	Years ended 5/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.95	$14.82	$13.97	$12.85	$13.10

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.14	$0.15	$0.17	$0.24
Net realized and unrealized gain (loss) on investments	(0.17)	0.21	0.87	1.17	(0.24)
Total from investment operations	$(0.07)	$0.35	$1.02	$1.34	$—

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.17)	$(0.22)	$(0.25)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.22)	$(0.17)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$14.60	$14.95	$14.82	$13.97	$12.85
Total return (%) (r)(s)(t)(x)	(0.43)	2.34	7.34	10.51	0.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.07	1.07	1.06
Expenses after expense reductions (f)(h)	1.08	1.08	1.07	1.07	1.06
Net investment income (l)	0.71	0.95	1.04	1.24	1.85
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$150,726	$165,711	$172,845	$166,748	$143,231

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.83	$14.70	$13.87	$12.76	$13.02

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.14	$0.15	$0.17	$0.24
Net realized and unrealized gain (loss) on investments	(0.18)	0.21	0.85	1.16	(0.25)
Total from investment operations	$(0.08)	$0.35	$1.00	$1.33	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.17)	$(0.22)	$(0.25)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.22)	$(0.17)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$14.47	$14.83	$14.70	$13.87	$12.76
Total return (%) (r)(s)(t)(x)	(0.48)	2.39	7.30	10.54	0.00 (y)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.08	1.07	1.06
Expenses after expense reductions (f)(h)	1.08	1.08	1.07	1.07	1.06
Net investment income (l)	0.71	0.95	1.05	1.24	1.85
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$727,084	$748,188	$671,757	$503,578	$351,460

	Years ended 5/31
Class I	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.17	$15.03	$14.17	$13.03	$13.28

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.28	$0.30	$0.31	$0.37
Net realized and unrealized gain (loss) on investments	(0.17)	0.23	0.87	1.18	(0.25)
Total from investment operations	$0.07	$0.51	$1.17	$1.49	$0.12

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.31)	$(0.35)	$(0.37)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.42)	$(0.37)	$(0.31)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$14.82	$15.17	$15.03	$14.17	$13.03
Total return (%) (r)(s)(x)	0.58	3.39	8.38	11.61	1.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.09	0.08	0.07	0.06
Expenses after expense reductions (f)(h)	0.08	0.09	0.08	0.07	0.06
Net investment income (l)	1.66	1.84	2.04	2.23	2.85
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$203,031	$160,405	$102,563	$71,965	$47,437

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.56	$14.44	$13.62	$12.53	$12.79

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.14	$0.14	$0.17	$0.23
Net realized and unrealized gain (loss) on investments	(0.17)	0.20	0.85	1.14	(0.24)
Total from investment operations	$(0.07)	$0.34	$0.99	$1.31	$(0.01)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.17)	$(0.17)	$(0.22)	$(0.25)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.28)	$(0.22)	$(0.17)	$(0.22)	$(0.25)
Net asset value, end of period (x)	$14.21	$14.56	$14.44	$13.62	$12.53
Total return (%) (r)(s)(x)	(0.42)	2.33	7.35	10.55	(0.01)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.08	1.07	1.07	1.06
Expenses after expense reductions (f)(h)	1.08	1.08	1.07	1.07	1.06
Net investment income (l)	0.71	0.98	1.04	1.26	1.85
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$18,875	$21,493	$23,321	$23,026	$22,511

	Years ended 5/31
Class R2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.66	$14.54	$13.71	$12.62	$12.87

Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.21	$0.21	$0.23	$0.29
Net realized and unrealized gain (loss) on investments	(0.17)	0.20	0.86	1.15	(0.23)
Total from investment operations	$0.00 (w)	$0.41	$1.07	$1.38	$0.06

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.24)	$(0.29)	$(0.31)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.35)	$(0.29)	$(0.24)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$14.31	$14.66	$14.54	$13.71	$12.62
Total return (%) (r)(s)(x)	0.09	2.85	7.90	11.04	0.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	0.58	0.57	0.57	0.56
Expenses after expense reductions (f)(h)	0.58	0.58	0.57	0.57	0.56
Net investment income (l)	1.23	1.44	1.53	1.74	2.34
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$97,053	$112,187	$118,105	$112,807	$98,868

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.93	$14.80	$13.96	$12.83	$13.09

Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.25	$0.26	$0.27	$0.33
Net realized and unrealized gain (loss) on investments	(0.17)	0.21	0.85	1.18	(0.25)
Total from investment operations	$0.04	$0.46	$1.11	$1.45	$0.08

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.28)	$(0.27)	$(0.32)	$(0.34)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.39)	$(0.33)	$(0.27)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$14.58	$14.93	$14.80	$13.96	$12.83
Total return (%) (r)(s)(x)	0.34	3.12	8.08	11.45	0.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.33	0.32	0.32	0.31
Expenses after expense reductions (f)(h)	0.33	0.33	0.32	0.32	0.31
Net investment income (l)	1.46	1.69	1.81	1.99	2.58
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$172,074	$181,348	$168,208	$161,521	$121,030

	Years ended 5/31
Class R4	2016	2015	2014	2013	2012
Net asset value, beginning of period	$15.06	$14.92	$14.07	$12.93	$13.18

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.29	$0.29	$0.30	$0.37
Net realized and unrealized gain (loss) on investments	(0.19)	0.22	0.87	1.19	(0.25)
Total from investment operations	$0.06	$0.51	$1.16	$1.49	$0.12

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.32)	$(0.31)	$(0.35)	$(0.37)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.42)	$(0.37)	$(0.31)	$(0.35)	$(0.37)
Net asset value, end of period (x)	$14.70	$15.06	$14.92	$14.07	$12.93
Total return (%) (r)(s)(x)	0.52	3.42	8.36	11.70	1.03

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.08	0.08	0.07	0.06
Expenses after expense reductions (f)(h)	0.08	0.08	0.08	0.07	0.06
Net investment income (l)	1.73	1.95	1.98	2.23	2.84
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$109,923	$123,347	$84,264	$22,688	$34,097

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.97	$14.84	$13.99	$12.87	$13.12

Income (loss) from investment operations
Net investment income (d)(l)	$0.20	$0.26	$0.25	$0.26	$0.33
Net realized and unrealized gain (loss) on investments	(0.17)	0.19	0.87	1.17	(0.25)
Total from investment operations	$0.03	$0.45	$1.12	$1.43	$0.08

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.27)	$(0.31)	$(0.33)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.38)	$(0.32)	$(0.27)	$(0.31)	$(0.33)
Net asset value, end of period (x)	$14.62	$14.97	$14.84	$13.99	$12.87
Total return (%) (r)(s)(t)(x)	0.30	3.06	8.09	11.27	0.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.43	0.43	0.42	0.42	0.41
Expenses after expense reductions (f)(h)	0.37	0.37	0.37	0.37	0.37
Net investment income (l)	1.41	1.77	1.74	1.94	2.55
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$89,761	$83,149	$116,559	$97,214	$78,416

	Years ended 5/31
Class 529B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.74	$14.61	$13.77	$12.66	$12.91

Income (loss) from investment operations
Net investment income (d)(l)	$0.10	$0.15	$0.14	$0.16	$0.22
Net realized and unrealized gain (loss) on investments	(0.18)	0.19	0.86	1.16	(0.24)
Total from investment operations	$(0.08)	$0.34	$1.00	$1.32	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.16)	$(0.16)	$(0.21)	$(0.23)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.21)	$(0.16)	$(0.21)	$(0.23)
Net asset value, end of period (x)	$14.39	$14.74	$14.61	$13.77	$12.66
Total return (%) (r)(s)(t)(x)	(0.48)	2.31	7.30	10.49	(0.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.18	1.17	1.17	1.16
Expenses after expense reductions (f)(h)	1.13	1.13	1.12	1.12	1.11
Net investment income (l)	0.68	1.01	0.99	1.20	1.78
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$6,349	$6,953	$10,719	$11,707	$13,074

See Notes to Financial Statements

Financial Highlights – continued

MFS CONSERVATIVE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.70	$14.58	$13.75	$12.65	$12.91

Income (loss) from investment operations
Net investment income (d)(l)	$0.09	$0.15	$0.14	$0.16	$0.23
Net realized and unrealized gain (loss) on investments	(0.17)	0.18	0.85	1.16	(0.25)
Total from investment operations	$(0.08)	$0.33	$0.99	$1.32	$(0.02)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.16)	$(0.16)	$(0.22)	$(0.24)
From net realized gain on investments	(0.16)	(0.05)	—	—	—
Total distributions declared to shareholders	$(0.27)	$(0.21)	$(0.16)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$14.35	$14.70	$14.58	$13.75	$12.65
Total return (%) (r)(s)(t)(x)	(0.45)	2.28	7.29	10.49	(0.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.18	1.18	1.17	1.17	1.16
Expenses after expense reductions (f)(h)	1.13	1.13	1.12	1.12	1.12
Net investment income (l)	0.65	1.02	1.00	1.19	1.79
Portfolio turnover	5	9	5	5	4
Net assets at end of period (000 omitted)	$42,328	$41,140	$58,530	$49,778	$41,123
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	Total return was less than 0.01%.

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.17	$16.86	$15.40	$13.54	$14.18

Income (loss) from investment operations
Net investment income (d)(l)	$0.20	$0.26	$0.25	$0.25	$0.28
Net realized and unrealized gain (loss) on investments	(0.28)	0.40	1.48	1.94	(0.61)
Total from investment operations	$(0.08)	$0.66	$1.73	$2.19	$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.31)	$(0.27)	$(0.33)	$(0.31)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.90)	$(0.35)	$(0.27)	$(0.33)	$(0.31)
Net asset value, end of period (x)	$16.19	$17.17	$16.86	$15.40	$13.54
Total return (%) (r)(s)(t)(x)	(0.31)	4.02	11.34	16.40	(2.22)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.34	0.33	0.33	0.30
Expenses after expense reductions (f)(h)	0.33	0.34	0.33	0.33	0.30
Net investment income (l)	1.23	1.53	1.58	1.72	2.08
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$3,338,645	$3,376,781	$3,164,199	$2,414,807	$1,625,988

	Years ended 5/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.00	$16.69	$15.25	$13.41	$14.06

Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.13	$0.13	$0.14	$0.18
Net realized and unrealized gain (loss) on investments	(0.29)	0.41	1.46	1.92	(0.60)
Total from investment operations	$(0.21)	$0.54	$1.59	$2.06	$(0.42)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.19)	$(0.15)	$(0.22)	$(0.23)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.78)	$(0.23)	$(0.15)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$16.01	$17.00	$16.69	$15.25	$13.41
Total return (%) (r)(s)(t)(x)	(1.09)	3.29	10.48	15.51	(2.95)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.09	1.08	1.08	1.05
Expenses after expense reductions (f)(h)	1.09	1.09	1.08	1.08	1.05
Net investment income (l)	0.50	0.78	0.82	0.98	1.33
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$320,406	$357,308	$375,305	$359,070	$323,142

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.90	$16.60	$15.17	$13.35	$14.00

Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.13	$0.13	$0.14	$0.18
Net realized and unrealized gain (loss) on investments	(0.29)	0.40	1.46	1.91	(0.60)
Total from investment operations	$(0.21)	$0.53	$1.59	$2.05	$(0.42)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.19)	$(0.16)	$(0.23)	$(0.23)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.78)	$(0.23)	$(0.16)	$(0.23)	$(0.23)
Net asset value, end of period (x)	$15.91	$16.90	$16.60	$15.17	$13.35
Total return (%) (r)(s)(t)(x)	(1.09)	3.27	10.52	15.49	(2.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.09	1.08	1.08	1.05
Expenses after expense reductions (f)(h)	1.09	1.09	1.08	1.08	1.05
Net investment income (l)	0.49	0.78	0.83	0.97	1.33
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$1,324,402	$1,397,796	$1,278,659	$915,801	$608,898

	Years ended 5/31
Class I	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.38	$17.06	$15.58	$13.69	$14.33

Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.31	$0.30	$0.29	$0.32
Net realized and unrealized gain (loss) on investments	(0.28)	0.40	1.49	1.97	(0.61)
Total from investment operations	$(0.04)	$0.71	$1.79	$2.26	$(0.29)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)	$(0.31)	$(0.37)	$(0.35)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.94)	$(0.39)	$(0.31)	$(0.37)	$(0.35)
Net asset value, end of period (x)	$16.40	$17.38	$17.06	$15.58	$13.69
Total return (%) (r)(s)(x)	(0.06)	4.28	11.60	16.72	(1.96)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.09	0.09	0.08	0.08	0.05
Expenses after expense reductions (f)(h)	0.09	0.09	0.08	0.08	0.05
Net investment income (l)	1.49	1.79	1.83	1.97	2.33
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$139,038	$137,468	$118,806	$75,339	$45,016
See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.59	$16.30	$14.90	$13.11	$13.75

Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.13	$0.13	$0.15	$0.17
Net realized and unrealized gain (loss) on investments	(0.29)	0.39	1.43	1.86	(0.58)
Total from investment operations	$(0.21)	$0.52	$1.56	$2.01	$(0.41)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.19)	$(0.16)	$(0.22)	$(0.23)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.78)	$(0.23)	$(0.16)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$15.60	$16.59	$16.30	$14.90	$13.11
Total return (%) (r)(s)(x)	(1.10)	3.26	10.49	15.50	(2.90)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.09	1.09	1.08	1.08	1.05
Expenses after expense reductions (f)(h)	1.09	1.09	1.08	1.08	1.05
Net investment income (l)	0.51	0.78	0.82	1.03	1.32
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$36,124	$43,975	$45,232	$40,786	$45,596

	Years ended 5/31
Class R2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.85	$16.54	$15.12	$13.30	$13.93

Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.21	$0.21	$0.21	$0.24
Net realized and unrealized gain (loss) on investments	(0.29)	0.41	1.44	1.91	(0.59)
Total from investment operations	$(0.13)	$0.62	$1.65	$2.12	$(0.35)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.27)	$(0.23)	$(0.30)	$(0.28)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.86)	$(0.31)	$(0.23)	$(0.30)	$(0.28)
Net asset value, end of period (x)	$15.86	$16.85	$16.54	$15.12	$13.30
Total return (%) (r)(s)(x)	(0.63)	3.83	11.01	16.10	(2.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.59	0.59	0.58	0.58	0.55
Expenses after expense reductions (f)(h)	0.59	0.59	0.58	0.58	0.55
Net investment income (l)	1.00	1.27	1.31	1.48	1.83
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$220,409	$254,012	$279,820	$246,535	$191,661

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.06	$16.75	$15.30	$13.46	$14.09

Income (loss) from investment operations
Net investment income (d)(l)	$0.20	$0.25	$0.25	$0.25	$0.28
Net realized and unrealized gain (loss) on investments	(0.29)	0.41	1.47	1.92	(0.59)
Total from investment operations	$(0.09)	$0.66	$1.72	$2.17	$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.31)	$(0.27)	$(0.33)	$(0.32)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.90)	$(0.35)	$(0.27)	$(0.33)	$(0.32)
Net asset value, end of period (x)	$16.07	$17.06	$16.75	$15.30	$13.46
Total return (%) (r)(s)(x)	(0.37)	4.04	11.35	16.34	(2.15)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.34	0.34	0.33	0.33	0.30
Expenses after expense reductions (f)(h)	0.34	0.34	0.33	0.33	0.30
Net investment income (l)	1.23	1.52	1.58	1.73	2.04
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$364,025	$424,215	$432,394	$336,430	$245,733

	Years ended 5/31
Class R4	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.17	$16.85	$15.39	$13.53	$14.17

Income (loss) from investment operations
Net investment income (d)(l)	$0.25	$0.30	$0.30	$0.28	$0.32
Net realized and unrealized gain (loss) on investments	(0.30)	0.41	1.47	1.95	(0.61)
Total from investment operations	$(0.05)	$0.71	$1.77	$2.23	$(0.29)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.35)	$(0.31)	$(0.37)	$(0.35)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.94)	$(0.39)	$(0.31)	$(0.37)	$(0.35)
Net asset value, end of period (x)	$16.18	$17.17	$16.85	$15.39	$13.53
Total return (%) (r)(s)(x)	(0.12)	4.34	11.62	16.69	(1.99)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.09	0.08	0.08	0.05
Expenses after expense reductions (f)(h)	0.08	0.09	0.08	0.08	0.05
Net investment income (l)	1.51	1.79	1.84	1.92	2.35
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$249,128	$292,471	$208,963	$105,771	$130,331

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.10	$16.79	$15.34	$13.49	$14.12

Income (loss) from investment operations
Net investment income (d)(l)	$0.19	$0.25	$0.24	$0.24	$0.27
Net realized and unrealized gain (loss) on investments	(0.29)	0.41	1.47	1.94	(0.60)
Total from investment operations	$(0.10)	$0.66	$1.71	$2.18	$(0.33)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.31)	$(0.26)	$(0.33)	$(0.30)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.89)	$(0.35)	$(0.26)	$(0.33)	$(0.30)
Net asset value, end of period (x)	$16.11	$17.10	$16.79	$15.34	$13.49
Total return (%) (r)(s)(t)(x)	(0.41)	4.00	11.27	16.32	(2.22)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.44	0.44	0.43	0.43	0.40
Expenses after expense reductions (f)(h)	0.38	0.38	0.36	0.38	0.36
Net investment income (l)	1.18	1.48	1.53	1.68	2.03
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$198,159	$189,065	$164,539	$131,993	$100,388

	Years ended 5/31
Class 529B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.85	$16.55	$15.12	$13.29	$13.94

Income (loss) from investment operations
Net investment income (d)(l)	$0.07	$0.12	$0.12	$0.13	$0.17
Net realized and unrealized gain (loss) on investments	(0.28)	0.40	1.45	1.91	(0.60)
Total from investment operations	$(0.21)	$0.52	$1.57	$2.04	$(0.43)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.18)	$(0.14)	$(0.21)	$(0.22)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.78)	$(0.22)	$(0.14)	$(0.21)	$(0.22)
Net asset value, end of period (x)	$15.86	$16.85	$16.55	$15.12	$13.29
Total return (%) (r)(s)(t)(x)	(1.13)	3.21	10.45	15.50	(3.03)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	1.19	1.18	1.18	1.15
Expenses after expense reductions (f)(h)	1.13	1.13	1.12	1.13	1.11
Net investment income (l)	0.43	0.74	0.77	0.93	1.30
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$16,727	$17,630	$18,354	$18,465	$18,519

See Notes to Financial Statements

Financial Highlights – continued

MFS MODERATE ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$16.76	$16.47	$15.05	$13.24	$13.89

Income (loss) from investment operations
Net investment income (d)(l)	$0.07	$0.12	$0.12	$0.13	$0.17
Net realized and unrealized gain (loss) on investments	(0.29)	0.40	1.45	1.90	(0.59)
Total from investment operations	$(0.22)	$0.52	$1.57	$2.03	$(0.42)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.19)	$(0.15)	$(0.22)	$(0.23)
From net realized gain on investments	(0.66)	(0.04)	—	—	—
Total distributions declared to shareholders	$(0.78)	$(0.23)	$(0.15)	$(0.22)	$(0.23)
Net asset value, end of period (x)	$15.76	$16.76	$16.47	$15.05	$13.24
Total return (%) (r)(s)(t)(x)	(1.18)	3.20	10.48	15.47	(3.00)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.19	1.19	1.18	1.18	1.15
Expenses after expense reductions (f)(h)	1.13	1.14	1.12	1.13	1.11
Net investment income (l)	0.42	0.73	0.77	0.93	1.28
Portfolio turnover	2	8	2	5	6
Net assets at end of period (000 omitted)	$81,302	$79,455	$71,895	$57,475	$43,338
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.10	$18.51	$16.43	$13.76	$14.87

Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.24	$0.21	$0.20	$0.22
Net realized and unrealized gain (loss) on investments	(0.42)	0.64	2.11	2.73	(1.02)
Total from investment operations	$(0.24)	$0.88	$2.32	$2.93	$(0.80)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.24)	$(0.26)	$(0.31)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.84)	$(0.29)	$(0.24)	$(0.26)	$(0.31)
Net asset value, end of period (x)	$18.02	$19.10	$18.51	$16.43	$13.76
Total return (%) (r)(s)(t)(x)	(1.13)	4.82	14.19	21.44	(5.33)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.36	0.34	0.34	0.31
Expenses after expense reductions (f)(h)	0.35	0.35	0.34	0.34	0.31
Net investment income (l)	1.00	1.26	1.20	1.32	1.57
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$2,915,599	$2,899,650	$2,660,188	$1,962,669	$1,372,138

	Years ended 5/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.89	$18.30	$16.25	$13.60	$14.68

Income (loss) from investment operations
Net investment income (d)(l)	$0.05	$0.10	$0.08	$0.09	$0.11
Net realized and unrealized gain (loss) on investments	(0.42)	0.63	2.08	2.69	(1.00)
Total from investment operations	$(0.37)	$0.73	$2.16	$2.78	$(0.89)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.11)	$(0.13)	$(0.19)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.69)	$(0.14)	$(0.11)	$(0.13)	$(0.19)
Net asset value, end of period (x)	$17.83	$18.89	$18.30	$16.25	$13.60
Total return (%) (r)(s)(t)(x)	(1.85)	4.03	13.29	20.56	(6.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.11	1.09	1.09	1.06
Expenses after expense reductions (f)(h)	1.10	1.10	1.08	1.09	1.06
Net investment income (l)	0.26	0.52	0.45	0.57	0.82
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$258,674	$295,247	$324,788	$328,982	$321,341

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.73	$18.17	$16.15	$13.54	$14.64

Income (loss) from investment operations
Net investment income (d)(l)	$0.04	$0.09	$0.08	$0.08	$0.11
Net realized and unrealized gain (loss) on investments	(0.40)	0.64	2.07	2.68	(1.01)
Total from investment operations	$(0.36)	$0.73	$2.15	$2.76	$(0.90)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.17)	$(0.13)	$(0.15)	$(0.20)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.71)	$(0.17)	$(0.13)	$(0.15)	$(0.20)
Net asset value, end of period (x)	$17.66	$18.73	$18.17	$16.15	$13.54
Total return (%) (r)(s)(t)(x)	(1.85)	4.02	13.36	20.50	(6.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.11	1.09	1.09	1.06
Expenses after expense reductions (f)(h)	1.10	1.10	1.09	1.09	1.06
Net investment income (l)	0.25	0.52	0.45	0.56	0.82
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$1,001,877	$1,017,542	$921,289	$665,132	$483,076

	Years ended 5/31
Class I	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.26	$18.66	$16.55	$13.86	$14.98

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.29	$0.25	$0.24	$0.26
Net realized and unrealized gain (loss) on investments	(0.42)	0.65	2.14	2.74	(1.04)
Total from investment operations	$(0.20)	$0.94	$2.39	$2.98	$(0.78)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.28)	$(0.29)	$(0.34)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.89)	$(0.34)	$(0.28)	$(0.29)	$(0.34)
Net asset value, end of period (x)	$18.17	$19.26	$18.66	$16.55	$13.86
Total return (%) (r)(s)(x)	(0.93)	5.09	14.51	21.70	(5.13)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.11	0.09	0.09	0.06
Expenses after expense reductions (f)(h)	0.10	0.10	0.09	0.09	0.06
Net investment income (l)	1.24	1.53	1.44	1.55	1.82
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$101,044	$107,598	$93,994	$65,738	$40,599

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.38	$17.81	$15.83	$13.27	$14.35

Income (loss) from investment operations
Net investment income (d)(l)	$0.04	$0.08	$0.08	$0.09	$0.11
Net realized and unrealized gain (loss) on investments	(0.41)	0.64	2.02	2.62	(0.98)
Total from investment operations	$(0.37)	$0.72	$2.10	$2.71	$(0.87)

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.15)	$(0.12)	$(0.15)	$(0.21)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.69)	$(0.15)	$(0.12)	$(0.15)	$(0.21)
Net asset value, end of period (x)	$17.32	$18.38	$17.81	$15.83	$13.27
Total return (%) (r)(s)(x)	(1.91)	4.08	13.29	20.51	(6.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.11	1.09	1.09	1.06
Expenses after expense reductions (f)(h)	1.10	1.10	1.09	1.09	1.06
Net investment income (l)	0.25	0.46	0.46	0.62	0.83
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$38,652	$46,710	$43,907	$39,507	$38,416

	Years ended 5/31
Class R2	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.70	$18.12	$16.10	$13.49	$14.57

Income (loss) from investment operations
Net investment income (d)(l)	$0.13	$0.19	$0.16	$0.16	$0.18
Net realized and unrealized gain (loss) on investments	(0.41)	0.63	2.06	2.67	(0.99)
Total from investment operations	$(0.28)	$0.82	$2.22	$2.83	$(0.81)

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.20)	$(0.22)	$(0.27)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.79)	$(0.24)	$(0.20)	$(0.22)	$(0.27)
Net asset value, end of period (x)	$17.63	$18.70	$18.12	$16.10	$13.49
Total return (%) (r)(s)(x)	(1.40)	4.59	13.83	21.11	(5.52)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.61	0.59	0.59	0.56
Expenses after expense reductions (f)(h)	0.60	0.60	0.59	0.59	0.56
Net investment income (l)	0.76	1.01	0.93	1.06	1.31
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$196,320	$230,828	$243,497	$209,474	$174,820

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.95	$18.36	$16.30	$13.66	$14.76

Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.23	$0.21	$0.20	$0.21
Net realized and unrealized gain (loss) on investments	(0.42)	0.65	2.09	2.69	(1.00)
Total from investment operations	$(0.24)	$0.88	$2.30	$2.89	$(0.79)

Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.29)	$(0.24)	$(0.25)	$(0.31)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.84)	$(0.29)	$(0.24)	$(0.25)	$(0.31)
Net asset value, end of period (x)	$17.87	$18.95	$18.36	$16.30	$13.66
Total return (%) (r)(s)(x)	(1.16)	4.85	14.19	21.36	(5.29)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.36	0.34	0.34	0.31
Expenses after expense reductions (f)(h)	0.35	0.35	0.34	0.34	0.31
Net investment income (l)	1.02	1.24	1.21	1.32	1.54
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$242,669	$274,377	$260,773	$212,174	$157,750

	Years ended 5/31
Class R4	2016	2015	2014	2013	2012
Net asset value, beginning of period	$19.09	$18.50	$16.42	$13.76	$14.87

Income (loss) from investment operations
Net investment income (d)(l)	$0.23	$0.29	$0.25	$0.23	$0.25
Net realized and unrealized gain (loss) on investments	(0.42)	0.64	2.11	2.72	(1.02)
Total from investment operations	$(0.19)	$0.93	$2.36	$2.95	$(0.77)

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.34)	$(0.28)	$(0.29)	$(0.34)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.89)	$(0.34)	$(0.28)	$(0.29)	$(0.34)
Net asset value, end of period (x)	$18.01	$19.09	$18.50	$16.42	$13.76
Total return (%) (r)(s)(x)	(0.88)	5.07	14.44	21.63	(5.10)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.10	0.11	0.09	0.09	0.06
Expenses after expense reductions (f)(h)	0.10	0.10	0.09	0.09	0.06
Net investment income (l)	1.27	1.57	1.43	1.50	1.81
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$210,248	$243,205	$141,113	$56,433	$62,372

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.97	$18.38	$16.32	$13.67	$14.77

Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.23	$0.20	$0.19	$0.21
Net realized and unrealized gain (loss) on investments	(0.42)	0.64	2.09	2.71	(1.01)
Total from investment operations	$(0.25)	$0.87	$2.29	$2.90	$(0.80)

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.28)	$(0.23)	$(0.25)	$(0.30)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.83)	$(0.28)	$(0.23)	$(0.25)	$(0.30)
Net asset value, end of period (x)	$17.89	$18.97	$18.38	$16.32	$13.67
Total return (%) (r)(s)(t)(x)	(1.19)	4.81	14.11	21.37	(5.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.46	0.46	0.44	0.44	0.41
Expenses after expense reductions (f)(h)	0.39	0.39	0.38	0.39	0.37
Net investment income (l)	0.96	1.22	1.16	1.27	1.52
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$195,856	$201,475	$193,601	$164,807	$127,620

	Years ended 5/31
Class 529B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.72	$18.13	$16.08	$13.46	$14.52

Income (loss) from investment operations
Net investment income (d)	$0.04	$0.09	$0.07	$0.08	$0.11
Net realized and unrealized gain (loss) on investments	(0.41)	0.63	2.07	2.66	(1.00)
Total from investment operations	$(0.37)	$0.72	$2.14	$2.74	$(0.89)

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.13)	$(0.09)	$(0.12)	$(0.17)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.68)	$(0.13)	$(0.09)	$(0.12)	$(0.17)
Net asset value, end of period (x)	$17.67	$18.72	$18.13	$16.08	$13.46
Total return (%) (r)(s)(t)(x)	(1.91)	3.98	13.31	20.44	(6.07)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.21	1.19	1.19	1.16
Expenses after expense reductions (f)(h)	1.14	1.14	1.13	1.14	1.12
Net investment income (l)	0.24	0.49	0.41	0.52	0.78
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$13,405	$17,070	$21,506	$25,286	$27,132

See Notes to Financial Statements

Financial Highlights – continued

MFS GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.53	$17.97	$15.98	$13.39	$14.47

Income (loss) from investment operations
Net investment income (d)	$0.04	$0.09	$0.07	$0.08	$0.10
Net realized and unrealized gain (loss) on investments	(0.41)	0.63	2.03	2.65	(0.99)
Total from investment operations	$(0.37)	$0.72	$2.10	$2.73	$(0.89)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.11)	$(0.14)	$(0.19)
From net realized gain on investments	(0.56)	—	—	—	—
Total distributions declared to shareholders	$(0.70)	$(0.16)	$(0.11)	$(0.14)	$(0.19)
Net asset value, end of period (x)	$17.46	$18.53	$17.97	$15.98	$13.39
Total return (%) (r)(s)(t)(x)	(1.92)	4.04	13.20	20.51	(6.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.21	1.21	1.19	1.19	1.16
Expenses after expense reductions (f)(h)	1.15	1.15	1.13	1.14	1.12
Net investment income (l)	0.21	0.48	0.39	0.52	0.77
Portfolio turnover	3	6	2	5	7
Net assets at end of period (000 omitted)	$71,170	$75,459	$69,115	$57,004	$46,807
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND

The financial highlights table is intended to help you understand the fund financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 5/31
Class A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.78	$19.87	$17.17	$13.79	$15.33

Income (loss) from investment operations
Net investment income (d)(l)	$0.12	$0.16	$0.13	$0.12	$0.10
Net realized and unrealized gain (loss) on investments	(0.44)	1.00	2.76	3.44	(1.44)
Total from investment operations	$(0.32)	$1.16	$2.89	$3.56	$(1.34)

Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.25)	$(0.19)	$(0.18)	$(0.20)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.99)	$(0.25)	$(0.19)	$(0.18)	$(0.20)
Net asset value, end of period (x)	$19.47	$20.78	$19.87	$17.17	$13.79
Total return (%) (r)(s)(t)(x)	(1.45)	5.89	16.85	25.99	(8.70)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.40	0.37	0.38	0.33
Expenses after expense reductions (f)(h)	0.38	0.38	0.37	0.37	0.33
Net investment income (l)	0.63	0.80	0.70	0.80	0.70
Portfolio turnover	5	6	4	9	11
Net assets at end of period (000 omitted)	$785,986	$778,633	$742,788	$539,351	$433,117

	Years ended 5/31
Class B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.46	$19.55	$16.90	$13.56	$15.05

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.02)	$0.01	$(0.01)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments	(0.46)	0.99	2.70	3.39	(1.40)
Total from investment operations	$(0.48)	$1.00	$2.69	$3.40	$(1.41)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.09)	$(0.04)	$(0.06)	$(0.08)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.82)	$(0.09)	$(0.04)	$(0.06)	$(0.08)
Net asset value, end of period (x)	$19.16	$20.46	$19.55	$16.90	$13.56
Total return (%) (r)(s)(t)(x)	(2.26)	5.12	15.93	25.11	(9.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.14	1.12	1.13	1.08
Expenses after expense reductions (f)(h)	1.13	1.13	1.12	1.13	1.08
Net investment income (loss) (l)	(0.11)	0.07	(0.03)	0.05	(0.04)
Portfolio turnover	5	6	4	9	11
Net assets at end of period (000 omitted)	$71,184	$85,310	$96,456	$100,340	$99,925

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.30	$19.43	$16.81	$13.51	$15.01

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.02)	$0.01	$(0.01)	$0.01	$(0.01)
Net realized and unrealized gain (loss) on investments	(0.45)	0.97	2.70	3.37	(1.40)
Total from investment operations	$(0.47)	$0.98	$2.69	$3.38	$(1.41)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.07)	$(0.08)	$(0.09)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.84)	$(0.11)	$(0.07)	$(0.08)	$(0.09)
Net asset value, end of period (x)	$18.99	$20.30	$19.43	$16.81	$13.51
Total return (%) (r)(s)(t)(x)	(2.24)	5.08	16.01	25.05	(9.35)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.12	1.12	1.08
Expenses after expense reductions (f)(h)	1.13	1.13	1.12	1.12	1.08
Net investment income (loss) (l)	(0.12)	0.07	(0.04)	0.04	(0.05)
Portfolio turnover	5	6	4	9	11
Net assets at end of period (000 omitted)	$282,953	$294,608	$265,993	$195,777	$148,481

	Years ended 5/31
Class I	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.09	$20.16	$17.41	$13.98	$15.53

Income (loss) from investment operations
Net investment income (d)(l)	$0.18	$0.22	$0.18	$0.17	$0.13
Net realized and unrealized gain (loss) on investments	(0.46)	1.01	2.80	3.48	(1.44)
Total from investment operations	$(0.28)	$1.23	$2.98	$3.65	$(1.31)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.30)	$(0.23)	$(0.22)	$(0.24)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.04)	$(0.30)	$(0.23)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$19.77	$21.09	$20.16	$17.41	$13.98
Total return (%) (r)(s)(x)	(1.23)	6.16	17.15	26.29	(8.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.15	0.12	0.12	0.08
Expenses after expense reductions (f)(h)	0.13	0.13	0.12	0.12	0.08
Net investment income (l)	0.89	1.06	0.94	1.05	0.93
Portfolio turnover	5	6	4	9	11
Net assets at end of period (000 omitted)	$62,542	$64,751	$58,061	$45,150	$29,816

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R1	2016	2015	2014		2013	2012
Net asset value, beginning of period	$20.03	$19.14	$16.55		$13.28	$14.76

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.02)	$(0.02)	$(0.00	)(w)	$0.01	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments	(0.44)	0.99	2.64		3.31	(1.38)
Total from investment operations	$(0.46)	$0.97	$2.64		$3.32	$(1.38)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.08)	$(0.05)		$(0.05)	$(0.10)
From net realized gain on investments	(0.68)	—	—		—	—
Total distributions declared to shareholders	$(0.83)	$(0.08)	$(0.05)		$(0.05)	$(0.10)
Net asset value, end of period (x)	$18.74	$20.03	$19.14		$16.55	$13.28
Total return (%) (r)(s)(x)	(2.21)	5.08	15.95		25.06	(9.36)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.15	1.12		1.13	1.08
Expenses after expense reductions (f)(h)	1.13	1.13	1.12		1.13	1.08
Net investment income (loss) (l)	(0.12)	(0.11)	(0.02)		0.05	(0.03)
Portfolio turnover	5	6	4		9	11
Net assets at end of period (000 omitted)	$17,908	$20,596	$18,849		$18,793	$20,186

	Years ended 5/31
Class R2	2016	2015	2014		2013	2012
Net asset value, beginning of period	$20.38	$19.48	$16.84		$13.53	$15.03

Income (loss) from investment operations
Net investment income (d)(l)	$0.08	$0.10	$0.08		$0.09	$0.06
Net realized and unrealized gain (loss) on investments	(0.45)	0.99	2.70		3.37	(1.40)
Total from investment operations	$(0.37)	$1.09	$2.78		$3.46	$(1.34)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.19)	$(0.14)		$(0.15)	$(0.16)
From net realized gain on investments	(0.68)	—	—		—	—
Total distributions declared to shareholders	$(0.93)	$(0.19)	$(0.14)		$(0.15)	$(0.16)
Net asset value, end of period (x)	$19.08	$20.38	$19.48		$16.84	$13.53
Total return (%) (r)(s)(x)	(1.69)	5.61	16.54		25.66	(8.86)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.64	0.62		0.63	0.58
Expenses after expense reductions (f)(h)	0.63	0.63	0.62		0.63	0.58
Net investment income (l)	0.40	0.51	0.46		0.56	0.46
Portfolio turnover	5	6	4		9	11
Net assets at end of period (000 omitted)	$82,546	$94,097	$119,055		$106,825	$94,686

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class R3	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.62	$19.72	$17.05	$13.69	$15.23

Income (loss) from investment operations
Net investment income (d)(l)	$0.12	$0.16	$0.13	$0.12	$0.08
Net realized and unrealized gain (loss) on investments	(0.45)	0.99	2.73	3.42	(1.41)
Total from investment operations	$(0.33)	$1.15	$2.86	$3.54	$(1.33)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.25)	$(0.19)	$(0.18)	$(0.21)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(0.98)	$(0.25)	$(0.19)	$(0.18)	$(0.21)
Net asset value, end of period (x)	$19.31	$20.62	$19.72	$17.05	$13.69
Total return (%) (r)(s)(x)	(1.47)	5.89	16.80	26.03	(8.68)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.40	0.37	0.38	0.33
Expenses after expense reductions (f)(h)	0.38	0.38	0.37	0.38	0.33
Net investment income (l)	0.65	0.82	0.71	0.79	0.55
Portfolio turnover	5	6	4	9	11
Net assets at end of period (000 omitted)	$158,309	$174,355	$164,977	$128,498	$97,526

	Years ended 5/31
Class R4	2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.85	$19.93	$17.22	$13.81	$15.35

Income (loss) from investment operations
Net investment income (d)(l)	$0.16	$0.24	$0.19	$0.14	$0.13
Net realized and unrealized gain (loss) on investments	(0.44)	0.98	2.75	3.49	(1.43)
Total from investment operations	$(0.28)	$1.22	$2.94	$3.63	$(1.30)

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.30)	$(0.23)	$(0.22)	$(0.24)
From net realized gain on investments	(0.68)	—	—	—	—
Total distributions declared to shareholders	$(1.04)	$(0.30)	$(0.23)	$(0.22)	$(0.24)
Net asset value, end of period (x)	$19.53	$20.85	$19.93	$17.22	$13.81
Total return (%) (r)(s)(x)	(1.24)	6.18	17.11	26.47	(8.45)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.14	0.15	0.12	0.13	0.08
Expenses after expense reductions (f)(h)	0.13	0.13	0.12	0.13	0.08
Net investment income (l)	0.80	1.21	1.00	0.88	0.95
Portfolio turnover	5	6	4	9	11
Net assets at end of period (000 omitted)	$60,355	$79,509	$41,968	$26,339	$62,779

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529A	2016	2015	2014	2013		2012
Net asset value, beginning of period	$20.66	$19.76	$17.08	$13.72		$15.24

Income (loss) from investment operations
Net investment income (d)(l)	$0.11	$0.16	$0.13	$0.12		$0.09
Net realized and unrealized gain (loss) on investments	(0.45)	0.98	2.73	3.42		(1.42)
Total from investment operations	$(0.34)	$1.14	$2.86	$3.54		$(1.33)

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.24)	$(0.18)	$(0.18)		$(0.19)
From net realized gain on investments	(0.68)	—	—	—		—
Total distributions declared to shareholders	$(0.98)	$(0.24)	$(0.18)	$(0.18)		$(0.19)
Net asset value, end of period (x)	$19.34	$20.66	$19.76	$17.08		$13.72
Total return (%) (r)(s)(t)(x)	(1.54)	5.84	16.78	25.93		(8.69)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.50	0.50	0.47	0.48		0.43
Expenses after expense reductions (f)(h)	0.42	0.42	0.41	0.42		0.38
Net investment income (l)	0.59	0.78	0.68	0.75		0.65
Portfolio turnover	5	6	4	9		11
Net assets at end of period (000 omitted)	$128,357	$127,112	$117,316	$94,653		$73,786

	Years ended 5/31
Class 529B	2016	2015	2014	2013		2012
Net asset value, beginning of period	$20.23	$19.34	$16.72	$13.43		$14.89

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.03)	$0.00 (w)	$(0.01)	$(0.00	)(w)	$(0.01)
Net realized and unrealized gain (loss) on investments	(0.44)	0.97	2.67	3.34		(1.38)
Total from investment operations	$(0.47)	$0.97	$2.66	$3.34		$(1.39)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.04)	$(0.05)		$(0.07)
From net realized gain on investments	(0.68)	—	—	—		—
Total distributions declared to shareholders	$(0.82)	$(0.08)	$(0.04)	$(0.05)		$(0.07)
Net asset value, end of period (x)	$18.94	$20.23	$19.34	$16.72		$13.43
Total return (%) (r)(s)(t)(x)	(2.23)	5.05	15.91	24.93		(9.34)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	1.24	1.22	1.23		1.18
Expenses after expense reductions (f)(h)	1.18	1.18	1.17	1.17		1.13
Net investment income (loss) (l)	(0.15)	0.02	(0.07)	(0.01)		(0.10)
Portfolio turnover	5	6	4	9		11
Net assets at end of period (000 omitted)	$6,868	$8,151	$8,759	$8,832		$8,519

See Notes to Financial Statements

Financial Highlights – continued

MFS AGGRESSIVE GROWTH ALLOCATION FUND – continued

	Years ended 5/31
Class 529C	2016	2015	2014	2013		2012
Net asset value, beginning of period	$20.04	$19.18	$16.60	$13.34		$14.82

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.03)	$0.01	$(0.02)	$(0.00	)(w)	$(0.01)
Net realized and unrealized gain (loss) on investments	(0.44)	0.96	2.66	3.33		(1.39)
Total from investment operations	$(0.47)	$0.97	$2.64	$3.33		$(1.40)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.11)	$(0.06)	$(0.07)		$(0.08)
From net realized gain on investments	(0.68)	—	—	—		—
Total distributions declared to shareholders	$(0.84)	$(0.11)	$(0.06)	$(0.07)		$(0.08)
Net asset value, end of period (x)	$18.73	$20.04	$19.18	$16.60		$13.34
Total return (%) (r)(s)(t)(x)	(2.27)	5.06	15.90	25.02		(9.42)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	1.25	1.22	1.22		1.18
Expenses after expense reductions (f)(h)	1.17	1.17	1.16	1.17		1.13
Net investment income (loss) (l)	(0.15)	0.03	(0.08)	(0.01)		(0.10)
Portfolio turnover	5	6	4	9		11
Net assets at end of period (000 omitted)	$37,772	$37,784	$35,650	$28,527		$22,437
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the funds’ Statements of Assets and Liabilities through the date that the financial statements were issued.

Each fund is a “fund-of-funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in commodity-linked structured notes as part of their principal investment strategy. These structured notes are subject to prepayment, basis and counterparty risks. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to each fund, management expects that the impact of each fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which

Notes to Financial Statements – continued

approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of each fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing each fund’s assets or liabilities:

	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Investments at Value
Mutual Funds	$3,052,049,553	$—	$—	$3,052,049,553

MFS Moderate Allocation Fund
Investments at Value
Mutual Funds	$6,287,476,017	$—	$—	$6,287,476,017

Notes to Financial Statements – continued

MFS Growth Allocation Fund
Investments at Value
Mutual Funds	$5,245,375,397	$—	$—	$5,245,375,397

MFS Aggressive Growth Allocation Fund
Investments at Value
Mutual Funds	$1,694,168,689	$—	$—	$1,694,168,689

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under each fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the funds that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, each fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by each fund. The amount of the credit, for the year ended May 31, 2016, is shown as a reduction of total expenses in the Statements of Operations. In the case of the MFS Conservative Allocation Fund and the MFS Moderate Allocation Fund, custody fees were not reduced.

Tax Matters and Distributions – Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

Year ended 5/31/16	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$43,586,362	$77,608,676	$68,898,928	$22,599,807
Long-term capital gains	30,049,204	250,601,490	159,093,333	57,545,072
Total distributions	$73,635,566	$328,210,166	$227,992,261	$80,144,879

Year ended 5/31/15	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$49,295,709	$104,248,731	$70,999,964	$18,000,096
Long-term capital gains	8,648,486	16,853,371	—	—
Total distributions	$57,944,195	$121,102,102	$70,999,964	$18,000,096

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$2,654,481,645	$5,360,065,616	$4,187,288,168	$1,233,843,133
Gross appreciation	434,084,377	1,080,014,051	1,196,450,286	492,532,964
Gross depreciation	(36,516,469)	(152,603,650)	(138,363,057)	(32,207,408)
Net unrealized appreciation (depreciation)	$397,567,908	$927,410,401	$1,058,087,229	$460,325,556
Undistributed ordinary income	10,929,735	16,395,803	8,334,856	685,317
Undistributed long-term capital gain	20,943,455	72,866,313	77,835,690	29,341,073
Late year ordinary loss deferral	—	—	—	(2,046,699)

Multiple Classes of Shares of Beneficial Interest – Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15
Class A	$21,617,021	$25,757,565	$46,668,770	$60,091,531	$43,106,687	$42,993,983	$11,565,461	$9,213,719
Class B	1,234,141	1,909,474	2,425,780	4,078,111	1,977,124	2,368,842	544,717	399,958
Class C	5,998,708	8,289,838	10,040,738	15,396,875	7,958,713	8,757,262	2,269,382	1,612,657
Class I	3,054,928	2,392,506	2,252,674	2,692,921	1,705,065	1,827,212	1,050,162	891,480
Class R1	163,935	247,171	308,979	518,408	304,924	350,592	145,613	65,281
Class R2	1,445,716	1,882,133	2,805,284	4,250,268	2,613,515	3,149,661	1,144,788	908,464
Class R3	2,741,992	3,212,623	5,320,505	7,935,205	3,808,451	4,054,776	2,492,040	2,102,821
Class R4	2,132,673	2,165,359	4,492,407	5,086,916	3,910,013	3,729,201	1,149,272	1,098,860
Class 529A	1,288,484	2,093,354	2,610,547	3,163,277	2,863,805	2,979,177	1,876,700	1,468,726
Class 529B	50,834	108,437	115,396	193,290	94,861	133,657	53,787	35,318
Class 529C	320,179	666,312	567,596	841,929	555,770	655,601	307,885	202,812
Total	$40,048,611	$48,724,772	$77,608,676	$104,248,731	$68,898,928	$70,999,964	$22,599,807	$18,000,096

Notes to Financial Statements – continued

From net realized gain on investments

	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15	Year ended 5/31/16	Year ended 5/31/15
Class A	$15,568,414	$4,235,155	$130,351,399	$8,611,456	$86,276,472	$—	$25,752,023	$—
Class B	1,723,959	521,508	13,323,489	963,431	8,343,838	—	2,621,897	—
Class C	8,207,373	2,254,973	54,280,953	3,610,549	30,743,019	—	9,776,239	—
Class I	1,863,856	331,998	5,399,180	344,914	2,934,567	—	2,013,440	—
Class R1	220,317	65,557	1,649,505	121,432	1,301,234	—	659,558	—
Class R2	1,237,219	352,712	9,390,857	691,857	6,430,948	—	3,071,981	—
Class R3	1,939,431	519,822	14,414,667	1,129,326	7,703,333	—	5,581,648	—
Class R4	1,337,534	341,861	10,423,241	663,732	6,729,476	—	2,203,460	—
Class 529A	958,606	372,925	7,535,359	466,954	5,901,840	—	4,279,276	—
Class 529B	75,326	31,804	661,168	47,354	458,845	—	259,131	—
Class 529C	454,920	191,108	3,171,672	202,366	2,269,761	—	1,326,419	—
Total	$33,586,955	$9,219,423	$250,601,490	$16,853,371	$159,093,333	$—	$57,545,072	$—

(3)	Transactions with Affiliates

Investment Adviser – Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the MFS Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the year ended May 31, 2016, this reduction amounted to $243,514 and is included in the reduction of total expenses in the Statements of Operations.

The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the year ended May 31, 2016, this reduction amounted to $252,838 and is included in the reduction of total expenses in the Statements of Operations.

In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:

	Class A	Class 529A
MFS Conservative Allocation Fund	$1,124,754	$34,429
MFS Moderate Allocation Fund	2,398,885	104,968
MFS Growth Allocation Fund	2,311,354	156,859
MFS Aggressive Growth Allocation Fund	560,538	151,012

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

Each fund’s distribution plan provides that the funds will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	CLASS A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$3,479,621
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	8,134,692
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	7,004,806
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	1,867,566

	CLASS B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$1,543,679
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	3,302,835
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,687,466
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	752,623

	CLASS C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$7,239,067
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	13,278,073
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	9,766,743
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,766,839

	CLASS R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$195,633
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	394,635
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	415,549
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	184,749

	CLASS R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$533,620
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	1,150,536
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	1,038,864
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	431,018

	CLASS R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$435,389
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	926,739
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	632,894
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	401,609

	CLASS 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$212,631
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	466,399
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	475,180
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	306,313

Notes to Financial Statements – continued

	CLASS 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$65,759
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	166,501
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	145,923
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	72,004

	CLASS 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$403,407
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	777,223
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	708,135
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	363,332

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$14,108,806	$28,597,633	$22,875,560	$7,146,053

(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$8,117	$25,709	$24,867	$17,790
Class B	40	376	1,306	440
Class C	255	798	1,251	641
Class R2	—	41	283	63
Class R3	3	—	—	—
Class 529A	8,471	17,196	15,873	13,648
Class 529B	208	1,166	1,052	86
Class 529C	853	2,001	1,856	2,259

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$20,280	$15,702	$7,937	$1,583
Class B	291,759	487,473	298,193	89,635
Class C	142,935	199,116	130,703	35,861
Class 529B	485	1,957	4,711	2,069
Class 529C	802	920	902	791

Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on September 30, 2017, unless MFD elects to extend the waiver.

Notes to Financial Statements – continued

The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2016, were as follows:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$85,052	$186,560	$190,072	$122,525
Class 529B	6,576	16,650	14,592	7,201
Class 529C	40,341	77,722	70,814	36,333
Total Program Manager Fees	$131,969	$280,932	$275,478	$166,059

For the year ended May 31, 2016, MFD waived the following amount of program manager fees for each fund, which is included in the reduction of total expenses in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$42,526	$93,280	$95,036	$61,263
Class 529B	3,288	8,325	7,296	3,600
Class 529C	20,170	38,861	35,407	18,167
Total Program Manager Fees Waiver	$65,984	$140,466	$137,739	$83,030

The program manager fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class for each of the funds.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including out-of-pocket and sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2016, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to the following annual effective rates of each fund’s average daily net assets:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
0.0006%	0.0003%	0.0003%	0.0011%

Trustees’ and Officers’ Compensation – Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.

Other – These funds and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fees paid by each fund under this agreement amounted to the following and are included in “Miscellaneous” expense in the Statements of Operations:

MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$8,073	$17,021	$14,039	$4,543

MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided the ISO.

Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statements of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	A	(23)	($334)
MFS Moderate Allocation Fund	A	(23)	(376)
MFS Aggressive Growth Allocation Fund	C	(20)	(377)

Notes to Financial Statements – continued

On March 16, 2016, MFS purchased (redeemed) the following fund shares:

Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	I	691,848	$9,990,282
MFS Moderate Allocation Fund	I	(135,647)	(2,147,298)
MFS Growth Allocation Fund	I	(2,731)	(47,549)
MFS Aggressive Growth Allocation Fund	I	13,643	257,314

(4)	Portfolio Securities

For the year ended May 31, 2016, purchases and sales of shares of underlying funds aggregated the following:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$156,779,367	$142,970,403	$147,045,419	$86,076,471
Sales	$189,784,520	$412,180,572	$262,867,223	$135,803,283

(5)	Shares of Beneficial Interest

Each fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/16		Year ended 5/31/15		Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	19,129,123	$276,846,026	20,395,104	$303,865,338	31,312,029	$505,471,000	38,410,104	$649,053,011
Class B	1,032,078	14,834,024	1,155,013	17,087,926	1,745,220	27,974,459	2,124,326	35,574,552
Class C	10,269,042	146,892,186	13,242,478	194,534,515	13,030,290	208,157,573	18,263,489	303,827,886
Class I	5,221,002	76,209,459	6,490,493	97,252,667	3,819,769	62,265,775	3,338,589	57,037,507
Class R1	274,655	3,852,446	415,881	6,011,731	411,570	6,432,461	652,771	10,659,104
Class R2	1,735,323	24,568,197	1,652,138	24,006,804	2,000,822	31,764,928	2,215,472	36,737,867
Class R3	3,968,284	57,033,958	3,804,685	56,184,016	4,380,297	70,042,365	7,190,664	120,524,169
Class R4	2,344,161	34,067,518	4,008,000	59,487,816	4,336,788	70,775,249	9,270,882	156,503,065
Class 529A	3,014,956	43,475,965	2,995,955	44,285,159	3,465,909	55,613,551	3,684,198	61,688,893
Class 529B	225,843	3,215,149	305,648	4,438,683	311,539	4,893,868	404,152	6,662,927
Class 529C	1,344,861	19,038,808	1,531,652	22,293,711	1,476,534	23,204,943	1,561,828	25,730,314
	48,559,328	$700,033,736	55,997,047	$829,448,366	66,290,767	$1,066,596,172	87,116,475	$1,463,999,295

Shares issued to shareholders in reinvestment of distributions
Class A	2,514,582	$36,113,172	1,963,752	$29,085,263	10,875,398	$171,723,726	3,951,636	$66,373,590
Class B	198,567	2,830,317	157,606	2,321,306	974,351	15,187,936	293,315	4,879,358
Class C	932,123	13,174,962	664,323	9,704,073	3,761,986	58,306,866	1,032,349	17,077,738
Class I	236,426	3,429,031	151,226	2,258,862	312,760	5,005,664	142,385	2,419,155
Class R1	27,688	384,252	21,783	312,613	128,826	1,958,163	39,413	639,840
Class R2	180,386	2,522,351	145,813	2,105,643	747,242	11,557,589	283,517	4,674,248
Class R3	328,270	4,679,205	253,880	3,732,445	1,258,802	19,735,154	543,437	9,064,523
Class R4	241,140	3,465,729	169,072	2,505,310	942,000	14,874,355	341,550	5,732,077
Class 529A	157,254	2,246,966	167,256	2,464,821	645,102	10,138,783	216,977	3,629,065
Class 529B	8,979	126,156	9,656	140,241	50,280	776,561	14,591	240,644
Class 529C	55,289	774,743	59,154	856,883	243,470	3,738,986	63,612	1,043,506
	4,880,704	$69,746,884	3,763,521	$55,487,460	19,940,217	$313,003,783	6,922,782	$115,773,744

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued				MFS Moderate Allocation Fund – continued
	Year ended 5/31/16		Year ended 5/31/15		Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(18,567,106)	$(268,817,531)	(18,646,569)	$(277,699,721)	(32,570,799)	$(525,921,864)	(33,406,327)	$(563,866,987)
Class B	(1,990,783)	(28,684,529)	(1,892,925)	(28,055,090)	(3,724,883)	(59,386,338)	(3,880,650)	(64,978,222)
Class C	(11,427,254)	(163,088,250)	(9,136,255)	(134,188,072)	(16,255,136)	(257,885,863)	(13,607,301)	(226,301,378)
Class I	(2,329,261)	(33,927,727)	(2,891,867)	(43,566,652)	(3,560,813)	(57,637,015)	(2,536,564)	(43,278,532)
Class R1	(450,004)	(6,297,295)	(576,869)	(8,299,702)	(875,734)	(13,476,669)	(816,466)	(13,341,804)
Class R2	(2,784,222)	(39,197,261)	(2,269,550)	(32,984,821)	(3,931,322)	(61,880,302)	(4,333,586)	(72,061,054)
Class R3	(4,637,852)	(66,734,445)	(3,278,218)	(48,393,052)	(7,859,191)	(127,060,865)	(8,681,816)	(145,951,024)
Class R4	(3,301,227)	(47,338,643)	(1,632,215)	(24,291,817)	(6,918,938)	(111,235,308)	(4,974,327)	(83,691,854)
Class 529A	(2,585,783)	(37,190,859)	(5,464,048)	(80,392,533)	(2,870,176)	(46,108,481)	(2,644,470)	(44,274,773)
Class 529B	(265,309)	(3,764,294)	(577,221)	(8,380,038)	(353,382)	(5,606,354)	(481,482)	(7,955,748)
Class 529C	(1,248,121)	(17,700,745)	(2,806,570)	(40,609,724)	(1,304,201)	(20,556,709)	(1,250,054)	(20,584,598)
	(49,586,922)	$(712,741,579)	(49,172,307)	$(726,861,222)	(80,224,575)	$(1,286,755,768)	(76,613,043)	$(1,286,285,974)

Net change
Class A	3,076,599	$44,141,667	3,712,287	$55,250,880	9,616,628	$151,272,862	8,955,413	$151,559,614
Class B	(760,138)	(11,020,188)	(580,306)	(8,645,858)	(1,005,312)	(16,223,943)	(1,463,009)	(24,524,312)
Class C	(226,089)	(3,021,102)	4,770,546	70,050,516	537,140	8,578,576	5,688,537	94,604,246
Class I	3,128,167	45,710,763	3,749,852	55,944,877	571,716	9,634,424	944,410	16,178,130
Class R1	(147,661)	(2,060,597)	(139,205)	(1,975,358)	(335,338)	(5,086,045)	(124,282)	(2,042,860)
Class R2	(868,513)	(12,106,713)	(471,599)	(6,872,374)	(1,183,258)	(18,557,785)	(1,834,597)	(30,648,939)
Class R3	(341,298)	(5,021,282)	780,347	11,523,409	(2,220,092)	(37,283,346)	(947,715)	(16,362,332)
Class R4	(715,926)	(9,805,396)	2,544,857	37,701,309	(1,640,150)	(25,585,704)	4,638,105	78,543,288
Class 529A	586,427	8,532,072	(2,300,837)	(33,642,553)	1,240,835	19,643,853	1,256,705	21,043,185
Class 529B	(30,487)	(422,989)	(261,917)	(3,801,114)	8,437	64,075	(62,739)	(1,052,177)
Class 529C	152,029	2,112,806	(1,215,764)	(17,459,130)	415,803	6,387,220	375,386	6,189,222
	3,853,110	$57,039,041	10,588,261	$158,074,604	6,006,409	$92,844,187	17,426,214	$293,487,065

	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/16		Year ended 5/31/15		Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	24,281,537	$433,657,784	29,421,207	$548,648,644	6,695,934	$128,660,820	6,601,885	$132,770,509
Class B	1,410,235	24,909,199	1,467,964	27,066,091	394,772	7,522,315	423,278	8,369,511
Class C	9,135,163	160,055,364	10,989,363	200,942,937	2,549,030	47,960,410	2,826,241	55,551,845
Class I	1,733,383	31,039,444	2,022,392	38,026,734	853,744	16,826,327	730,227	14,814,545
Class R1	416,643	7,157,982	660,101	11,734,280	144,715	2,721,738	378,149	7,190,563
Class R2	1,506,107	26,464,337	2,048,663	37,427,250	663,387	12,654,260	754,861	14,876,043
Class R3	2,326,346	41,600,831	3,662,910	67,823,902	1,191,106	22,801,179	1,605,441	31,954,515
Class R4	2,984,185	53,397,028	7,444,448	138,300,631	1,213,758	24,029,487	2,403,042	48,332,875
Class 529A	2,428,705	42,988,441	2,698,831	49,778,579	1,410,442	27,042,979	1,348,206	26,913,777
Class 529B	172,220	3,018,279	184,523	3,348,833	67,429	1,267,578	83,706	1,632,515
Class 529C	831,488	14,296,324	1,047,849	18,879,446	394,919	7,355,749	444,412	8,578,716
	47,226,012	$838,585,013	61,648,251	$1,141,977,327	15,579,236	$298,842,842	17,599,448	$350,985,414

Notes to Financial Statements – continued

	MFS Growth Allocation Fund – continued				MFS Aggressive Growth Allocation Fund – continued
	Year ended 5/31/16		Year ended 5/31/15		Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	7,219,616	$126,632,060	2,267,673	$41,951,943	1,886,375	$35,973,169	442,968	$8,872,644
Class B	574,470	10,001,530	125,290	2,300,317	164,679	3,100,908	19,716	389,984
Class C	2,056,196	35,448,814	434,704	7,911,613	590,703	11,022,520	74,468	1,461,801
Class I	145,854	2,577,241	82,217	1,531,700	42,612	824,125	38,164	774,728
Class R1	94,925	1,606,123	19,630	350,592	43,711	805,165	3,367	65,218
Class R2	510,203	8,765,284	168,667	3,057,928	219,979	4,113,607	45,282	890,248
Class R3	661,358	11,507,625	220,969	4,054,776	426,728	8,073,688	105,776	2,102,821
Class R4	607,257	10,639,144	201,686	3,727,161	175,278	3,349,554	54,704	1,097,905
Class 529A	503,457	8,765,645	162,000	2,977,965	324,779	6,154,529	73,663	1,467,074
Class 529B	32,067	553,155	7,357	133,657	16,813	312,895	1,875	35,318
Class 529C	165,732	2,825,531	36,375	655,115	88,717	1,633,283	10,464	202,786
	12,571,135	$219,322,152	3,726,568	$68,652,767	3,980,374	$75,363,443	870,447	$17,360,527

Shares reacquired
Class A	(21,519,302)	$(384,190,207)	(23,600,168)	$(439,685,101)	(5,670,014)	$(109,903,760)	(6,961,361)	$(139,749,514)
Class B	(3,103,699)	(54,678,027)	(3,713,326)	(68,567,305)	(1,015,280)	(19,286,642)	(1,206,849)	(23,910,275)
Class C	(8,776,330)	(153,255,004)	(7,814,673)	(143,035,386)	(2,755,470)	(52,299,551)	(2,081,291)	(40,926,093)
Class I	(1,907,263)	(34,714,786)	(1,555,460)	(29,265,452)	(802,851)	(15,828,909)	(578,314)	(11,794,383)
Class R1	(822,231)	(14,116,004)	(602,742)	(10,828,170)	(261,013)	(4,852,131)	(338,270)	(6,522,292)
Class R2	(3,226,468)	(55,988,565)	(3,308,473)	(60,652,963)	(1,172,459)	(21,861,127)	(2,295,665)	(45,260,990)
Class R3	(3,890,905)	(69,202,084)	(3,605,117)	(67,057,914)	(1,873,944)	(36,076,391)	(1,622,784)	(32,412,521)
Class R4	(4,657,151)	(82,200,414)	(2,536,552)	(47,156,536)	(2,112,185)	(41,529,779)	(749,624)	(15,022,259)
Class 529A	(2,607,655)	(46,237,657)	(2,771,290)	(50,923,372)	(1,252,070)	(24,000,602)	(1,207,450)	(23,976,027)
Class 529B	(357,532)	(6,216,338)	(466,486)	(8,479,509)	(124,404)	(2,325,329)	(135,548)	(2,626,749)
Class 529C	(993,599)	(17,085,500)	(856,490)	(15,425,395)	(352,622)	(6,508,733)	(428,085)	(8,265,910)
	(51,862,135)	$(917,884,586)	(50,830,777)	$(941,077,103)	(17,392,312)	$(334,472,954)	(17,605,241)	$(350,467,013)

Net change
Class A	9,981,851	$176,099,637	8,088,712	$150,915,486	2,912,295	$54,730,229	83,492	$1,893,639
Class B	(1,118,994)	(19,767,298)	(2,120,072)	(39,200,897)	(455,829)	(8,663,419)	(763,855)	(15,150,780)
Class C	2,415,029	42,249,174	3,609,394	65,819,164	384,263	6,683,379	819,418	16,087,553
Class I	(28,026)	(1,098,101)	549,149	10,292,982	93,505	1,821,543	190,077	3,794,890
Class R1	(310,663)	(5,351,899)	76,989	1,256,702	(72,587)	(1,325,228)	43,246	733,489
Class R2	(1,210,158)	(20,758,944)	(1,091,143)	(20,167,785)	(289,093)	(5,093,260)	(1,495,522)	(29,494,699)
Class R3	(903,201)	(16,093,628)	278,762	4,820,764	(256,110)	(5,201,524)	88,433	1,644,815
Class R4	(1,065,709)	(18,164,242)	5,109,582	94,871,256	(723,149)	(14,150,738)	1,708,122	34,408,521
Class 529A	324,507	5,516,429	89,541	1,833,172	483,151	9,196,906	214,419	4,404,824
Class 529B	(153,245)	(2,644,904)	(274,606)	(4,997,019)	(40,162)	(744,856)	(49,967)	(958,916)
Class 529C	3,621	36,355	227,734	4,109,166	131,014	2,480,299	26,791	515,592
	7,935,012	$140,022,579	14,544,042	$269,552,991	2,167,298	$39,733,331	864,654	$17,878,928

(6)	Line of Credit

Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks

Notes to Financial Statements – continued

for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:

	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$11,136	$23,255	$19,192	$6,195
Interest Expense	—	—	—	—

(7)	Transactions in Underlying Affiliated Funds - Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, each fund assumes the following to be affiliated issuers:

	MFS Conservative Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount		Ending Shares/Par Amount
MFS Absolute Return Fund	6,409,841	340,547	(227,827)		6,522,561
MFS Commodity Strategy Fund	4,471,200	1,046,498	(291,285)		5,226,413
MFS Emerging Markets Debt Fund	6,220,237	458,843	(328,012)		6,351,068
MFS Emerging Markets Debt Local Currency Fund	8,078,033	1,571,526	(605,082)		9,044,477
MFS Global Bond Fund	17,788,401	949,300	(1,621,182)		17,116,519
MFS Global Real Estate Fund	1,886,935	236,995	(219,988)		1,903,942
MFS Government Securities Fund	30,204,411	1,923,617	(2,254,002)		29,874,026
MFS Growth Fund	2,461,109	241,553	(227,713)		2,474,949
MFS High Income Fund	43,550,918	4,760,733	(1,532,908)		46,778,743
MFS Inflation-Adjusted Bond Fund	29,223,178	1,552,253	(1,839,345)		28,936,086
MFS Institutional Money Market Portfolio	34	74,184,875	(74,184,817)		92
MFS International Growth Fund	2,170,563	213,419	(66,023)		2,317,959
MFS International Value Fund	1,689,886	116,853	(88,035)		1,718,704
MFS Limited Maturity Fund	51,033,287	2,512,531	(2,875,593)		50,670,225
MFS Mid Cap Growth Fund	8,009,695	853,864	(573,584)		8,289,975
MFS Mid Cap Value Fund	5,758,898	661,793	(328,050)		6,092,641
MFS New Discovery Fund	1,154,880	216,298	(99,533)		1,271,645
MFS New Discovery Value Fund	2,300,540	257,152	(156,704)		2,400,988
MFS Research Fund	4,649,810	588,149	(267,172)		4,970,787
MFS Research International Fund	6,909,703	1,253,587	(174,448)		7,988,842
MFS Total Return Bond Fund	42,124,073	2,933,680	(2,721,192)		42,336,561
MFS Value Fund	5,171,272	502,531	(353,682)		5,320,121

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(197,467)	$—	$564,041		$60,398,913
MFS Commodity Strategy Fund	(1,201,167)	—	131,960		30,783,573
MFS Emerging Markets Debt Fund	(665,586)	—	4,341,932		91,328,356
MFS Emerging Markets Debt Local Currency Fund	(879,498)	—	120,161	(a)	59,603,101
MFS Global Bond Fund	(3,349,055)	—	(723,473)	(a)	150,796,537
MFS Global Real Estate Fund	(23,698)	1,446,709	672,231		30,348,835
MFS Government Securities Fund	(967,615)	—	7,232,488		302,922,622
MFS Growth Fund	1,241,791	6,408,212	—		185,447,910
MFS High Income Fund	(584,610)	—	8,915,344		153,434,276
MFS Inflation-Adjusted Bond Fund	(2,085,330)	—	2,947,347		302,092,738
MFS Institutional Money Market Portfolio	—	—	884		92
MFS International Growth Fund	(27,118)	35,631	666,515		61,518,631
MFS International Value Fund	82,656	1,031,611	963,465		61,357,733
MFS Limited Maturity Fund	(1,049,409)	—	4,278,254		303,007,948
MFS Mid Cap Growth Fund	479,328	3,152,243	—		123,603,523
MFS Mid Cap Value Fund	(59,104)	4,687,996	777,388		123,924,311
MFS New Discovery Fund	(56,125)	—	—		31,320,603
MFS New Discovery Value Fund	8,210	764,444	181,980		31,188,832
MFS Research Fund	101,641	10,330,379	1,931,716		185,261,235

Notes to Financial Statements – continued

	MFS Conservative Allocation Fund – continued
Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Research International Fund	$(178,675)	$—	$2,365,999	$123,028,166
MFS Total Return Bond Fund	(895,304)	1,679,298	14,499,505	455,541,391
MFS Value Fund	139,949	6,426,055	3,538,751	185,140,227
	$(10,166,186)	$35,962,578	$53,406,488	$3,052,049,553

	MFS Moderate Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount		Ending Shares/Par Amount
MFS Absolute Return Fund	6,815,203	193,961	(363,174)		6,645,990
MFS Commodity Strategy Fund	28,306,742	4,824,204	(685,822)		32,445,124
MFS Emerging Markets Debt Fund	13,322,531	725,269	(922,788)		13,125,012
MFS Emerging Markets Debt Local Currency Fund	16,992,662	2,623,108	(966,469)		18,649,301
MFS Global Bond Fund	37,435,334	1,376,109	(3,500,768)		35,310,675
MFS Global Real Estate Fund	7,979,294	741,834	(812,819)		7,908,309
MFS Government Securities Fund	63,967,649	2,710,394	(5,931,592)		60,746,451
MFS Growth Fund	7,051,352	314,178	(618,831)		6,746,699
MFS High Income Fund	93,092,313	6,795,512	(3,303,310)		96,584,515
MFS Inflation-Adjusted Bond Fund	43,355,141	1,165,587	(3,043,300)		41,477,428
MFS Institutional Money Market Portfolio	30	75,942,777	(75,942,717)		90
MFS International Growth Fund	7,089,087	240,308	(218,873)		7,110,522
MFS International New Discovery Fund	2,227,001	44,016	(96,119)		2,174,898
MFS International Value Fund	5,523,503	203,444	(422,440)		5,304,507
MFS Mid Cap Growth Fund	30,401,665	1,297,971	(1,934,551)		29,765,085
MFS Mid Cap Value Fund	21,731,771	1,310,769	(1,045,622)		21,996,918
MFS New Discovery Fund	3,762,932	308,647	(188,302)		3,883,277
MFS New Discovery Value Fund	7,454,282	357,917	(387,809)		7,424,390
MFS Research Fund	13,314,509	1,067,387	(740,316)		13,641,580
MFS Research International Fund	22,624,104	2,037,214	(352,934)		24,308,384
MFS Total Return Bond Fund	47,614,595	2,400,948	(3,804,816)		46,210,727
MFS Value Fund	14,755,529	941,124	(1,033,653)		14,663,000

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(205,142)	$—	$586,630		$61,541,871
MFS Commodity Strategy Fund	(3,691,668)	—	785,817		191,101,778
MFS Emerging Markets Debt Fund	(496,786)	—	9,084,678		188,737,671
MFS Emerging Markets Debt Local Currency Fund	(681,253)	—	190,792	(a)	122,898,892
MFS Global Bond Fund	46,320	—	(1,592,834)	(a)	311,087,050
MFS Global Real Estate Fund	1,176,007	6,035,169	2,804,353		126,058,445
MFS Government Securities Fund	711,366	—	15,047,234		615,969,013
MFS Growth Fund	15,785,124	17,904,109	—		505,530,146
MFS High Income Fund	47,645	—	18,611,732		316,797,209
MFS Inflation-Adjusted Bond Fund	(996,828)	—	4,283,518		433,024,354
MFS Institutional Money Market Portfolio	—	—	892		90
MFS International Growth Fund	1,174,739	111,860	2,092,453		188,713,266
MFS International New Discovery Fund	944,703	—	770,815		63,072,034
MFS International Value Fund	3,489,001	3,241,690	3,027,550		189,370,897
MFS Mid Cap Growth Fund	12,830,675	11,541,253	—		443,797,413
MFS Mid Cap Value Fund	2,294,699	17,117,786	2,838,563		447,417,315
MFS New Discovery Fund	2,203,087	—	—		95,645,109
MFS New Discovery Value Fund	340,986	2,389,072	568,732		96,442,829
MFS Research Fund	6,894,412	28,822,543	5,389,636		508,421,693
MFS Research International Fund	2,359,795	—	7,406,206		374,349,115
MFS Total Return Bond Fund	(582,134)	1,868,307	16,097,890		497,227,420
MFS Value Fund	4,204,839	17,968,059	9,958,298		510,272,407
	$47,849,587	$106,999,848	$97,952,955		$6,287,476,017

Notes to Financial Statements – continued

	MFS Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount		Ending Shares/Par Amount
MFS Absolute Return Fund	5,637,356	230,119	(357,416)		5,510,059
MFS Commodity Strategy Fund	31,121,237	5,716,936	(880,754)		35,957,419
MFS Emerging Markets Debt Fund	10,954,051	682,251	(755,274)		10,881,028
MFS Emerging Markets Debt Local Currency Fund	14,105,658	2,060,890	(749,319)		15,417,229
MFS Emerging Markets Equity Fund	1,808,868	243,974	(18,495)		2,034,347
MFS Global Bond Fund	12,437,209	513,243	(1,235,488)		11,714,964
MFS Global Real Estate Fund	9,897,051	1,005,286	(1,060,112)		9,842,225
MFS Growth Fund	7,957,621	356,597	(600,323)		7,713,895
MFS High Income Fund	76,681,506	6,430,478	(2,926,714)		80,185,270
MFS Inflation-Adjusted Bond Fund	25,665,371	1,029,310	(2,118,954)		24,575,727
MFS Institutional Money Market Portfolio	23	46,675,757	(46,675,752)		28
MFS International Growth Fund	9,602,228	351,445	(116,215)		9,837,458
MFS International New Discovery Fund	3,621,848	78,582	(85,399)		3,615,031
MFS International Value Fund	7,489,296	316,144	(469,869)		7,335,571
MFS Mid Cap Growth Fund	31,881,913	1,306,814	(1,347,696)		31,841,031
MFS Mid Cap Value Fund	22,849,888	1,501,583	(864,257)		23,487,214
MFS New Discovery Fund	4,090,173	360,322	(140,046)		4,310,449
MFS New Discovery Value Fund	8,119,017	472,110	(369,255)		8,221,872
MFS Research Fund	10,926,376	836,770	(429,878)		11,333,268
MFS Research International Fund	21,401,693	2,216,086	(55,685)		23,562,094
MFS Total Return Bond Fund	14,797,728	929,619	(1,355,018)		14,372,329
MFS Value Fund	16,694,340	1,074,944	(1,040,354)		16,728,930

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income		Ending Value
MFS Absolute Return Fund	$(254,048)	$—	$485,942		$51,023,145
MFS Commodity Strategy Fund	(5,631,211)	—	864,647		211,789,195
MFS Emerging Markets Debt Fund	(899,783)	—	7,512,826		156,469,179
MFS Emerging Markets Debt Local Currency Fund	(1,119,096)	—	160,616	(a)	101,599,543
MFS Emerging Markets Equity Fund	(106,764)	—	253,428		51,509,668
MFS Global Bond Fund	(579,508)	—	(926,137)	(a)	103,208,831
MFS Global Real Estate Fund	556,197	7,549,589	3,508,158		156,885,066
MFS Growth Fund	11,746,237	20,383,312	—		578,002,187
MFS High Income Fund	(479,024)	—	15,372,624		263,007,687
MFS Inflation-Adjusted Bond Fund	(1,450,552)	—	2,537,808		256,570,589
MFS Institutional Money Market Portfolio	—	—	457		28
MFS International Growth Fund	10,870	153,939	2,879,589		261,086,144
MFS International New Discovery Fund	284,597	—	1,280,412		104,835,908
MFS International Value Fund	1,604,072	4,488,210	4,191,727		261,879,884
MFS Mid Cap Growth Fund	9,085,916	12,270,568	—		474,749,772
MFS Mid Cap Value Fund	400,481	18,213,350	3,020,235		477,729,927
MFS New Discovery Fund	2,119,528	—	—		106,166,353
MFS New Discovery Value Fund	74,801	2,636,940	627,738		106,802,122
MFS Research Fund	2,464,947	23,844,623	4,458,796		422,390,899
MFS Research International Fund	496,726	—	7,075,011		362,856,240
MFS Total Return Bond Fund	294,037	587,772	5,013,740		154,646,261
MFS Value Fund	1,595,145	20,511,637	11,325,279		582,166,769
	$20,213,568	$110,639,940	$69,642,896		$5,245,375,397

	MFS Aggressive Growth Allocation Fund
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Commodity Strategy Fund	12,763,236	3,232,413	(1,637,587)	14,358,062
MFS Emerging Markets Equity Fund	1,179,755	242,502	(100,513)	1,321,744
MFS Global Real Estate Fund	5,418,570	633,472	(809,739)	5,242,303
MFS Growth Fund	3,066,893	201,033	(320,546)	2,947,380

Notes to Financial Statements – continued

	MFS Aggressive Growth Allocation Fund – continued
Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	47	65,767,799	(65,767,705)	141
MFS International Growth Fund	4,992,818	340,329	(247,802)	5,085,345
MFS International New Discovery Fund	2,358,109	96,821	(123,560)	2,331,370
MFS International Value Fund	3,893,917	238,564	(352,933)	3,779,548
MFS Mid Cap Growth Fund	11,519,953	725,169	(842,441)	11,402,681
MFS Mid Cap Value Fund	8,278,384	710,189	(616,270)	8,372,303
MFS New Discovery Fund	1,659,968	231,388	(148,771)	1,742,585
MFS New Discovery Value Fund	3,309,705	302,083	(320,220)	3,291,568
MFS Research Fund	4,010,437	354,838	(264,899)	4,100,376
MFS Research International Fund	7,946,341	1,008,596	(194,946)	8,759,991
MFS Value Fund	6,437,302	453,363	(554,169)	6,336,496

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Commodity Strategy Fund	$(6,329,855)	$—	$367,088	$84,568,987
MFS Emerging Markets Equity Fund	(102,541)	—	166,951	33,466,564
MFS Global Real Estate Fund	967,015	4,059,227	1,886,680	83,562,309
MFS Growth Fund	6,552,142	7,654,475	—	220,847,140
MFS Institutional Money Market Portfolio	—	—	1,207	141
MFS International Growth Fund	553,964	79,897	1,494,549	134,965,055
MFS International New Discovery Fund	534,704	—	824,071	67,609,726
MFS International Value Fund	1,825,896	2,303,022	2,150,888	134,929,873
MFS Mid Cap Growth Fund	5,586,710	4,362,088	—	170,013,978
MFS Mid Cap Value Fund	1,207,052	6,515,704	1,080,468	170,292,633
MFS New Discovery Fund	1,014,215	—	—	42,919,869
MFS New Discovery Value Fund	150,563	1,061,474	252,690	42,757,469
MFS Research Fund	1,928,101	8,584,386	1,605,227	152,821,006
MFS Research International Fund	174,208	—	2,661,190	134,903,866
MFS Value Fund	1,664,075	7,738,731	4,306,247	220,510,073
	$15,726,249	$42,359,004	$16,797,256	$1,694,168,689

(a)	Dividend income earned from the MFS Emerging Markets Debt Local Currency Fund and the MFS Global Bond Fund reflects the impact of a return of capital dividend adjustment which has the effect of reducing dividend income.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (the MFS Asset Allocation Funds) (four of the series constituting the MFS Series Trust X) as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of MFS Asset Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the MFS Asset Allocation Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the MFS Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Asset Allocation Funds (four of the series constituting the MFS Series Trust X) at May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 18, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers – continued

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199-7618

Distributor

MFS Fund Distributors, Inc.

111 Huntington Avenue

Boston, MA 02199-7618

Portfolio Manager

Joseph Flaherty

Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

Each fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. Each fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Website at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of each fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about each fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The funds will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The funds below designated the following amounts as capital gain dividends paid during the fiscal year:

Capital Gains
MFS Conservative Allocation Fund	$37,743,000
MFS Moderate Allocation Fund	290,262,000
MFS Growth Allocation Fund	186,229,000
MFS Aggressive Growth Allocation Fund	67,856,000

For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:

Dividends Received Deductions
MFS Conservative Allocation Fund	17.45%
MFS Moderate Allocation Fund	27.43%
MFS Growth Allocation Fund	39.78%
MFS Aggressive Growth Allocation Fund	56.70%

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT US

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® ABSOLUTE RETURN FUND

ART-ANN

MFS® ABSOLUTE RETURN FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)		Net Market Exposure (c)
Fixed Income	U.S.	63.4%	9.1%		72.5%
	Europe ex-U.K.	16.0%	3.4%		19.4%
	United Kingdom	4.0%	3.4%		7.4%
	Asia/Pacific ex-Japan	2.9%	4.1%		7.0%
	North America ex-U.S.	3.2%	1.9%		5.1%
	Emerging Markets	2.4%	0.0%		2.4%
	Supranational	1.1%	0.0%		1.1%
	Japan	3.3%	(15.3)%		(12.0)%
Equity	Emerging Markets	0.0%	6.9%		6.9%
	Asia/Pacific ex-Japan	0.0%	4.7%		4.7%
	United Kingdom	0.0%	3.5%		3.5%
	North America ex-U.S.	0.0%	0.7%		0.7%
	Europe ex-U.K.	0.0%	0.0%	(o)	0.0%	(o)
	U.S. Small/Mid Cap	0.0%	(2.3)%		(2.3)%
	Japan	0.0%	(4.3)%		(4.3)%
	U.S. Large Cap	0.0%	(7.2)%		(7.2)%
Real Estate-related	U.S.	1.0%	0.0%		1.0%
Cash	Cash & Cash Equivalents (d)	4.8%	(2.7)%		2.1%
	Other (e)	(0.3)%	(7.7)%		(8.0)%

Top ten holdings (c)
U.S. Treasury Notes, 0.875%, 3/31/2018	6.4%
IBOXX USD Liquid High Yield Index Total Return Swap SEP 2016	5.3%
IBOXX USD Liquid High Yield Index Total Return Swap SEP 2016	5.1%
Australian Treasury Bond 10 yr Future JUN 2016	4.1%
Hang Seng Index Future JUN 2016	3.5%
FTSE 100 Index Future JUN 2016	3.5%
NIFTY Index Future JUN 2016	(3.8)%
Topix Index Future JUN 2016	(4.3)%
S&P 500 E-Mini Index Future JUN 2016	(6.9)%
Japanese Government Bond 10 yr Future JUN 2016	(15.3)%

2

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(o)	Less than 0.1%.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Regional distinctions are based upon the issuer country of the individual securities. All of the holdings that are included within the Active Security Selection column are U.S. Dollar denominated securities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2016, Class A shares of the MFS Absolute Return Fund (“fund”) provided a total return of –2.31%, at net asset value. This compares with return of 0.10% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

In managing the fund, MFS employs an absolute return investment approach. Unlike many mutual funds, the fund is not managed with a goal of outperforming an index of securities or other funds. The investment returns of mutual funds that are managed relative to an index may be positive or negative and will tend to reflect the general direction of the markets. In contrast, the fund seeks to earn a positive return regardless of market conditions. As a result, if this strategy is successful, it is expected that the fund will outperform the general equity market during periods of flat or negative market performance, will underperform during periods of strong positive market performance, and will typically produce less volatile returns than the general equity market.

MFS attempts to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of primarily debt instruments and (2) a tactical asset allocation overlay primarily using derivative instruments to manage the fund’s exposure to asset classes, markets and currencies.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth,

4

Management Review – continued

which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

Over the reporting period, the fund underperformed the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index.

Within the tactical overlay portion of the fund, its positioning in developed market equities, through the use of equity index futures, particularly a positive exposure to Italy and Spain and a negative exposure to United States – Large Cap equity markets, negatively impacted performance during the reporting period. Additionally, long exposures to emerging market equities, particularly the fund’s positive exposure to China, dampened absolute performance. The fund’s greater exposure to bonds rated “BBB” (r), also detracted from absolute performance.

The fund’s investment in fixed income securities was a contributor to absolute performance. The portion of the fund’s return derived from yield was another key contributor to performance. Additionally, the fund’s longer duration (d) stance, and holdings of bonds in the financial sector, further supported absolute results. Within the fund’s tactical allocation overlay, short exposures to the fixed income market of Germany, via interest rate futures, and a positive exposure, via currency forwards, to the Japanese yen, which appreciated versus the US dollar, contributed to absolute performance.

Respectfully,

James Calmas	Benjamin Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	3/30/11	(2.31)%	(0.80)%	(0.60)%
B	3/30/11	(2.96)%	(1.56)%	(1.34)%
C	3/30/11	(3.06)%	(1.57)%	(1.35)%
I	3/30/11	(1.97)%	(0.55)%	(0.33)%
R1	3/30/11	(2.95)%	(1.54)%	(1.34)%
R2	3/30/11	(2.47)%	(1.06)%	(0.85)%
R3	3/30/11	(2.32)%	(0.81)%	(0.61)%
R4	3/30/11	(2.07)%	(0.56)%	(0.36)%
R5	10/01/12	(1.91)%	N/A	(0.23)%
Comparative benchmark
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.10%	0.05%	0.05%
Average annual with sales charge
A With Initial Sales Charge (4.25%)		(6.46)%	(1.66)%	(1.43)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.84)%	(1.95)%	(1.53)%
C With CDSC (1% for 12 months) (v)		(4.03)%	(1.57)%	(1.35)%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	1.14%	$1,000.00	$1,005.44	$5.72
	Hypothetical (h)	1.14%	$1,000.00	$1,019.30	$5.76
B	Actual	1.90%	$1,000.00	$1,002.18	$9.51
	Hypothetical (h)	1.90%	$1,000.00	$1,015.50	$9.57
C	Actual	1.90%	$1,000.00	$1,001.09	$9.51
	Hypothetical (h)	1.90%	$1,000.00	$1,015.50	$9.57
I	Actual	0.90%	$1,000.00	$1,006.62	$4.51
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
R1	Actual	1.90%	$1,000.00	$1,001.09	$9.51
	Hypothetical (h)	1.90%	$1,000.00	$1,015.50	$9.57
R2	Actual	1.40%	$1,000.00	$1,004.20	$7.01
	Hypothetical (h)	1.40%	$1,000.00	$1,018.00	$7.06
R3	Actual	1.15%	$1,000.00	$1,005.41	$5.77
	Hypothetical (h)	1.15%	$1,000.00	$1,019.25	$5.81
R4	Actual	0.90%	$1,000.00	$1,005.54	$4.51
	Hypothetical (h)	0.90%	$1,000.00	$1,020.50	$4.55
R5	Actual	0.86%	$1,000.00	$1,006.82	$4.31
	Hypothetical (h)	0.86%	$1,000.00	$1,020.70	$4.34

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.6%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 11.6%
AmeriCredit Automobile Receivables Trust, 2015-1, “A2A”, 0.77%, 4/09/2018	$75,991	$75,963
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/2019	442,270	442,068
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/2022 (n)	146,738	146,493
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	621,000	620,897
Babson Ltd., CLO, “A1”, FRN, 0.858%, 1/18/2021 (n)	125,124	123,916
BMW Vehicle Lease Trust, 2015-1, “A2B”, FRN, 0.758%, 2/21/2017	324,890	324,916
CarMax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/2018	152,069	152,036
Chesapeake Funding LLC, “A”, FRN, 0.887%, 1/07/2025 (n)	294,676	294,531
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 0.937%, 2/07/2027 (n)	809,667	806,787
Chrysler Capital Auto Receivables Trust, 2015-AA, “A2”, 0.81%, 11/15/2017 (n)	140,601	140,552
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049	328,812	332,898
CNH Equipment Trust, “A2”, 0.63%, 12/15/2017	72,296	72,283
CNH Wholesale Master Note Trust, “A”, FRN, 1.034%, 8/15/2019 (n)	772,000	772,201
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	742,000	744,176
Credit Acceptance Auto Loan Trust, 2016-2A, “A”, 2.42%, 11/15/2023 (z)	510,000	509,881
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.942%, 9/15/2039	208,887	215,733
CWCapital Cobalt Ltd., “A4”, FRN, 5.763%, 5/15/2046	297,045	305,858
DT Auto Owner Trust, 0.98%, 4/16/2018 (n)	30,225	30,214
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/2019 (n)	237,925	237,672
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/2019 (n)	166,086	166,139
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/2019 (n)	319,494	318,652
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	556,283	557,826

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	$227,000	$230,129
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/2026 (n)	843,000	855,621
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.834%, 1/15/2020	1,000,000	997,497
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.818%, 7/20/2019	960,000	958,370
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/2018	589,891	589,530
GO Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/2018 (n)	145,537	145,387
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/2018 (n)	303,657	302,838
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.864%, 6/17/2021 (n)	67,980	67,938
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.988%, 12/10/2027 (n)	343,385	343,196
Honda Auto Receivables Owner Trust, 2015-1, “A2”, 0.7%, 6/15/2017	130,439	130,421
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/2017 (n)	577,128	577,060
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/2018	460,682	460,514
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/2049	393,503	399,991
Kingsland III Ltd., “A1”, CDO, FRN, 0.876%, 8/24/2021 (n)	92,881	92,470
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/2017 (n)	368,506	368,299
Limerock CLO III Ltd, 2014-3A, “A1”, FRN, 2.164%, 10/20/2026 (z)	395,606	393,035
Mercedes-Benz Auto Lease Trust, 2015-A, “A2B”, FRN, 0.754%, 2/15/2017	18,732	18,732
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”, 1%, 1/16/2018	706,853	706,931
Mercedes-Benz Master Owner Trust, 2016-AA, “A, FRN, 1.664%, 5/15/2020 (n)	1,100,000	1,100,431
Motor PLC, 2014-1A, “A1”, FRN, 0.926%, 8/25/2021 (n)	63,680	63,652
Motor PLC, 2015-1A, “A1”, FRN, 1.046%, 6/25/2022 (n)	813,030	811,678
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.883%, 11/25/2025 (z)	224,128	223,742
Navient Student Loan Trust, 2016-AA , “A1”, FRN, 1.534%, 12/15/2025 (n)	331,501	332,118
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	1,000,000	993,754

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Nissan Master Owner Trust Receivables 2015, “A-1”, FRN, 0.834%, 1/15/2020	$370,000	$369,947
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	363,425	363,205
Suntrust Auto Receivables Trust, 0.99%, 6/15/2018 (n)	505,701	505,717
Sway Residential Trust, 2014-1, “A”, FRN, 1.734%, 1/17/2032 (z)	525,389	522,114
Toyota Auto Receivables Owner Trust, 2015-A, “A2”, 0.71%, 7/17/2017	170,730	170,696
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.684%, 5/17/2032 (n)	328,810	324,471
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.788%, 7/22/2019 (n)	1,500,000	1,481,202
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	535,000	535,652
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/2023 (n)	118,339	118,010
Wheels SPV LLC, 2015-1A, “A2”, 1.27%, 4/22/2024 (n)	1,023,749	1,015,978

		$23,962,018
Automotive - 5.8%
American Honda Finance Corp., 1.6%, 7/13/2018	$800,000	$804,867
American Honda Finance Corp., FRN, 1.073%, 9/20/2017	470,000	471,330
American Honda Finance Corp., FRN, 1.127%, 10/07/2016	200,000	200,345
Daimler Finance North America LLC, 1.875%, 1/11/2018 (n)	1,100,000	1,105,379
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	1,100,000	1,098,540
Daimler Finance North America LLC, FRN, 1.317%, 8/01/2016 (n)	160,000	160,143
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	810,000	807,546
Ford Motor Credit Co. LLC, FRN, 1.154%, 9/08/2017	1,000,000	996,798
Ford Motor Credit Co. LLC, FRN, 1.569%, 1/09/2018	280,000	280,489
Hyundai Capital America, 2%, 3/19/2018 (n)	875,000	876,280
Hyundai Capital America, 2.4%, 10/30/2018 (n)	480,000	484,658
Nissan Motor Acceptance Corp., FRN, 1.33%, 9/26/2016 (n)	420,000	420,573
Nissan Motor Acceptance Corp., FRN, 1.182%, 3/03/2017 (n)	550,000	550,277
Toyota Motor Credit Corp., 1.7%, 2/19/2019	620,000	624,667
Toyota Motor Credit Corp., FRN, 1.023%, 1/17/2019	850,000	850,371
Volkswagen Group of America Finance LLC, 1.65%, 5/22/2018 (n)	790,000	784,306
Volkswagen Group of America Finance LLC, FRN, 1.024%, 5/23/2017 (n)	830,000	823,558
Volkswagen Group of America Finance LLC, FRN, 1.076%, 11/20/2017 (n)	250,000	247,230
Volkswagen International Finance N.V., 1.125%, 11/18/2016 (n)	310,000	310,000

		$11,897,357
Banks & Diversified Financials (Covered Bonds) - 0.3%
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/2017 (n)	$600,000	$599,720

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$203,000	$202,658

Brokerage & Asset Managers - 0.6%
Franklin Resources, Inc., 1.375%, 9/15/2017	$97,000	$97,175
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	680,000	698,027
NYSE Euronext, 2%, 10/05/2017	412,000	414,861

		$1,210,063
Business Services - 0.7%
Cisco Systems, Inc., FRN, 0.912%, 3/03/2017	$1,000,000	$1,001,763
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	230,000	233,826
Total System Services, Inc., 3.8%, 4/01/2021	206,000	213,669

		$1,449,258
Chemicals - 1.5%
CF Industries, Inc., 6.875%, 5/01/2018	$846,000	$916,945
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	1,000,000	993,722
Dow Chemical Co., 8.55%, 5/15/2019	840,000	996,226
LyondellBasell Industries N.V., 5%, 4/15/2019	210,000	225,285

		$3,132,178
Computer Software - 0.9%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$520,000	$526,755
Microsoft Corp., 2%, 11/03/2020	1,267,000	1,289,640

		$1,816,395
Computer Software - Systems - 0.4%
Apple, Inc., 1.7%, 2/22/2019	$345,000	$348,298
Apple, Inc., FRN, 0.887%, 5/03/2018	500,000	500,637

		$848,935
Conglomerates - 0.7%
ABB Finance (USA), Inc., 1.625%, 5/08/2017	$288,000	$289,358
ABB Treasury Center (USA), Inc., 2.5%, 6/15/2016 (n)	841,000	841,527
Roper Industries, Inc., 1.85%, 11/15/2017	382,000	382,859

		$1,513,744
Consumer Products - 1.1%
Mattel, Inc., 1.7%, 3/15/2018	$139,000	$138,732
Newell Brands, Inc., 2.6%, 3/29/2019	340,000	346,088
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	236,000	237,050
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	680,000	693,994
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	910,000	912,207

		$2,328,071

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - 0.1%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$249,000	$249,858

Electrical Equipment - 0.6%
Amphenol Corp., 1.55%, 9/15/2017	$450,000	$449,001
Arrow Electronics, Inc., 3%, 3/01/2018	141,000	141,795
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	593,000	588,251

		$1,179,047
Electronics - 0.7%
Intel Corp., 1.35%, 12/15/2017	$581,000	$582,626
Lam Research Corp., 2.75%, 3/15/2020	311,000	314,609
Tyco Electronics Group S.A., 2.375%, 12/17/2018	155,000	156,075
Xilinx, Inc., 2.125%, 3/15/2019	480,000	483,319

		$1,536,629
Emerging Market Quasi-Sovereign - 0.8%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$548,000	$562,045
Korea Gas Corp., 2.25%, 7/25/2017 (n)	260,000	261,903
Petroleos Mexicanos, 3.125%, 1/23/2019	170,000	168,980
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	627,000	626,672

		$1,619,600
Emerging Market Sovereign - 0.3%
State of Qatar, 2.375%, 6/02/2021 (z)	$540,000	$532,575

Energy - Independent - 0.1%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	$109,000	$114,696

Energy - Integrated - 2.0%
BG Energy Capital PLC, 2.875%, 10/15/2016 (n)	$550,000	$552,620
BP Capital Markets PLC, 2.521%, 1/15/2020	403,000	410,317
Chevron Corp., 0.889%, 6/24/2016	210,000	210,039
Chevron Corp., 1.104%, 12/05/2017	314,000	313,738
Shell International Finance B.V., 1.125%, 8/21/2017	600,000	599,422
Shell International Finance B.V., 1.375%, 5/10/2019	830,000	824,777
Shell International Finance B.V., FRN, 0.836%, 11/15/2016	630,000	630,327
Total Capital International S.A., 1.5%, 2/17/2017	500,000	501,838

		$4,043,078
Financial Institutions - 0.3%
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	$340,000	$342,152
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	200,000	198,443

		$540,595

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 4.8%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$673,000	$676,332
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	708,000	720,578
Anheuser-Busch InBev Finance, Inc., FRN, 2.15%, 2/01/2019	675,000	682,447
Anheuser-Busch InBev S.A., 1.375%, 7/15/2017	130,000	130,319
Diageo Capital PLC, 1.5%, 5/11/2017	300,000	301,071
General Mills, Inc., 1.4%, 10/20/2017	1,000,000	1,003,657
H.J. Heinz Co., 1.6%, 6/30/2017 (n)	720,000	722,736
Ingredion, Inc., 1.8%, 9/25/2017	167,000	167,277
J.M. Smucker Co., 1.75%, 3/15/2018	250,000	251,044
Kraft Foods Group, Inc., 6.125%, 8/23/2018	900,000	986,998
Mead Johnson Nutrition Co., 3%, 11/15/2020	191,000	196,240
Molson Coors Brewing Co., 2%, 5/01/2017	405,000	407,434
Pernod-Ricard S.A., 2.95%, 1/15/2017 (n)	1,160,000	1,172,449
SABMiller Holdings, Inc., 2.45%, 1/15/2017 (n)	340,000	342,744
SABMiller Holdings, Inc., FRN, 1.327%, 8/01/2018 (n)	930,000	929,125
Tyson Foods, Inc., 2.65%, 8/15/2019	429,000	439,366
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	360,000	357,478
Wm. Wrigley Jr. Co., 1.4%, 10/21/2016 (n)	423,000	423,747
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	52,000	52,807

		$9,963,849
Food & Drug Stores - 1.0%
CVS Health Corp., 1.2%, 12/05/2016	$270,000	$270,459
CVS Health Corp., 1.9%, 7/20/2018	800,000	807,674
Walgreens Boots Alliance, Inc., 1.75%, 11/17/2017	680,000	682,987
Walgreens Boots Alliance, Inc., 1.75%, 5/30/2018	210,000	210,266

		$1,971,386
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.95%, 3/01/2017	$442,000	$446,062

Insurance - 2.3%
American International Group, Inc., 2.3%, 7/16/2019	$180,000	$181,565
American International Group, Inc., 3.3%, 3/01/2021	860,000	882,495
MetLife Global Funding I, FRN, 1.009%, 4/10/2017 (n)	710,000	711,250
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	900,000	897,398
Metropolitan Life Global Funding I, 1.158%, 7/15/2016 (n)	530,000	530,286
Prudential Financial, Inc., FRN, 1.406%, 8/15/2018	650,000	648,539
Unum Group, 3%, 5/15/2021	590,000	592,804
Voya Financial, Inc., 2.9%, 2/15/2018	235,000	238,206

		$4,682,543

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Health - 0.3%
Aetna, Inc., 1.5%, 11/15/2017	$94,000	$93,996
UnitedHealth Group, Inc., 1.45%, 7/17/2017	560,000	562,464

		$656,460
Insurance - Property & Casualty - 0.3%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$600,000	$607,421

International Market Quasi-Sovereign - 2.6%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/2018 (n)	$650,000	$652,175
Dexia Credit Local S.A., 1.25%, 10/18/2016 (n)	590,000	590,447
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	310,000	314,496
Electricite de France, 2.15%, 1/22/2019 (n)	650,000	656,278
KFW Government Development Banks, 1.125%, 11/16/2018	340,000	340,007
KFW Government Development Banks, 0.875%, 4/19/2018	567,000	565,558
Kommunalbanken A.S., 0.75%, 11/21/2016 (n)	240,000	239,730
Kommunalbanken A.S., 1%, 3/15/2018 (n)	190,000	189,580
Kommunalbanken A.S., FRN, 0.768%, 10/31/2016 (n)	270,000	270,080
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/2018 (n)	790,000	793,786
Statoil A.S.A., 1.8%, 11/23/2016	180,000	180,770
Statoil A.S.A., FRN, 0.916%, 5/15/2018	290,000	287,715
Statoil A.S.A., FRN, 1.092%, 11/08/2018	250,000	248,061

		$5,328,683
International Market Sovereign - 0.5%
Kingdom of Denmark, 0.875%, 3/20/2017 (n)	$280,000	$280,022
Kingdom of Sweden, 1%, 2/27/2018 (n)	640,000	639,400
Republic of Iceland, 4.875%, 6/16/2016 (n)	123,000	123,095

		$1,042,517
Internet - 0.2%
Baidu, Inc., 2.75%, 6/09/2019	$328,000	$330,532

Local Authorities - 1.5%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/2016	$785,000	$785,510
Kommuninvest i Sverige AB, 0.5%, 6/15/2016 (n)	1,500,000	1,499,961
Province of Ontario, 1.1%, 10/25/2017	900,000	900,683

		$3,186,154
Machinery & Tools - 0.8%
John Deere Capital Corp., 1.6%, 7/13/2018	$1,550,000	$1,562,425

Major Banks - 9.0%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$750,000	$764,265
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)	600,000	598,067

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
ABN AMRO Bank N.V., FRN, 1.046%, 6/06/2016 (n)	$750,000	$750,028
Bank of Montreal, 1.45%, 4/09/2018	1,700,000	1,700,736
BNP Paribas, 2.7%, 8/20/2018	580,000	592,538
BNP Paribas, FRN, 1.222%, 12/12/2016	500,000	500,885
BNP Paribas, FRN, 1.122%, 3/17/2017	10,000	10,007
Canadian Imperial Bank of Commerce, FRN, 1.153%, 7/18/2016	460,000	460,337
Commonwealth Bank of Australia, FRN, 1.123%, 9/20/2016 (n)	550,000	550,750
Commonwealth Bank of Australia, FRN, 0.992%, 3/13/2017 (n)	240,000	240,188
Commonwealth Bank of Australia, FRN, 0.903%, 9/08/2017 (n)	500,000	499,539
DBS Bank Ltd., 2.35%, 2/28/2017 (n)	420,000	423,111
DNB Bank A.S.A., 3.2%, 4/03/2017 (n)	620,000	629,748
HSBC Bank PLC, FRN, 1.266%, 5/15/2018 (n)	674,000	671,958
Huntington National Bank, FRN, 1.063%, 4/24/2017	1,110,000	1,108,866
ING Bank N.V., 1.8%, 3/16/2018 (n)	1,500,000	1,502,817
ING Bank N.V., 3.75%, 3/07/2017 (n)	232,000	236,394
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	400,000	409,443
Mizuho Bank Ltd., FRN, 1.08%, 9/25/2017 (n)	700,000	696,988
Mizuho Bank Ltd., FRN, 1.824%, 10/20/2018 (n)	260,000	261,942
PNC Bank N.A., 1.3%, 10/03/2016	330,000	330,309
PNC Bank N.A., 1.15%, 11/01/2016	630,000	630,714
PNC Bank N.A., 1.5%, 10/18/2017	660,000	661,898
PNC Bank N.A., 1.6%, 6/01/2018	620,000	622,079
PNC Bank N.A., 2.25%, 7/02/2019	650,000	660,231
Sumitomo Mitsui Banking Corp., FRN, 0.949%, 7/11/2017	800,000	795,822
Toronto-Dominion Bank, 1.75%, 7/23/2018	1,000,000	1,005,961
Wells Fargo & Co., FRN, 0.893%, 9/08/2017	900,000	898,169
Wells Fargo Bank N.A., FRN, 1.375%, 1/22/2018	410,000	411,933

		$18,625,723
Medical & Health Technology & Services - 1.0%
Becton, Dickinson and Co., 1.75%, 11/08/2016	$150,000	$150,465
Becton, Dickinson and Co., 1.45%, 5/15/2017	240,000	240,612
Becton, Dickinson and Co., 1.8%, 12/15/2017	680,000	682,844
Catholic Health Initiatives, 1.6%, 11/01/2017	250,000	250,835
Covidien International Finance S.A., 6%, 10/15/2017	231,000	245,794
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	400,000	405,002

		$1,975,552
Medical Equipment - 0.5%
Medtronic, Inc., 1.5%, 3/15/2018	$190,000	$191,254
Zimmer Holdings, Inc., 2%, 4/01/2018	750,000	753,161

		$944,415

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/2017	$440,000	$435,600
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	270,000	261,900
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	420,000	407,400
Rio Tinto Finance (USA) Ltd., FRN, 1.482%, 6/17/2016	150,000	150,042

		$1,254,942
Midstream - 1.2%
Energy Transfer Partners LP, 2.5%, 6/15/2018	$280,000	$276,185
EnLink Midstream Partners LP, 2.7%, 4/01/2019	236,000	219,394
Enterprise Products Operating LP, 6.5%, 1/31/2019	400,000	445,774
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	340,000	336,125
ONEOK Partners LP, 3.2%, 9/15/2018	450,000	451,549
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	195,000	194,927
TransCanada PipeLines Ltd., FRN, 1.309%, 6/30/2016	660,000	660,137

		$2,584,091
Mortgage-Backed - 2.1%
Fannie Mae, 3%, 10/01/2030	$798,171	$832,288
Fannie Mae, 1.114%, 2/25/2017	296,572	296,611
Fannie Mae, 4%, 12/01/2025	469,823	498,478
Fannie Mae, 3%, 4/01/2030 - 5/01/2030	902,634	941,217
Fannie Mae, FRN, 0.722%, 12/25/2017	323,204	323,285
Fannie Mae, FRN, 0.682%, 5/25/2018	447,655	447,546
Fannie Mae, FRN, 0.796%, 5/25/2018	515,787	515,371
Freddie Mac, 1.655%, 11/25/2016	130,850	130,850
Freddie Mac, 1.426%, 8/25/2017	117,032	117,218
Freddie Mac, 3.5%, 8/01/2026 (f)	294,981	311,500

		$4,414,364
Natural Gas - Distribution - 0.3%
Engie, 1.625%, 10/10/2017 (n)	$550,000	$549,604

Network & Telecom - 2.4%
AT&T, Inc., 2.4%, 3/15/2017	$120,000	$121,181
AT&T, Inc., 2.3%, 3/11/2019	560,000	567,789
AT&T, Inc., 2.45%, 6/30/2020	90,000	90,279
AT&T, Inc., FRN, 1.577%, 11/27/2018	780,000	781,626
British Telecommunications PLC, 2.35%, 2/14/2019	580,000	590,305
Verizon Communications, Inc., 1.35%, 6/09/2017	330,000	330,563
Verizon Communications, Inc., 6.1%, 4/15/2018	543,000	589,301
Verizon Communications, Inc., FRN, 2.164%, 9/15/2016	780,000	783,045
Verizon Communications, Inc., FRN, 1.412%, 6/17/2019	1,030,000	1,033,518

		$4,887,607

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - 0.5%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$750,000	$752,307
Transocean, Inc., 6.8%, 12/15/2016	370,000	372,775

		$1,125,082
Oils - 0.5%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$1,068,000	$1,083,244

Other Banks & Diversified Financials - 9.5%
Abbey National Treasury Services PLC, 3.05%, 8/23/2018	$238,000	$244,937
American Express Credit Corp., 2.8%, 9/19/2016	450,000	452,746
Banco Santander Chile, FRN, 1.529%, 4/11/2017 (n)	600,000	598,500
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 1.246%, 9/09/2016 (n)	700,000	700,832
Banque Federative du Credit Mutuel, FRN, 1.484%, 1/20/2017 (n)	780,000	781,949
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	1,300,000	1,304,716
BPCE S.A., 1.625%, 1/26/2018	660,000	659,770
Branch Banking & Trust Co., 1.45%, 5/10/2019	1,200,000	1,194,640
Capital One Bank (USA) N.A., FRN, 1.313%, 2/05/2018	850,000	849,086
Capital One Financial Corp., 2.45%, 4/24/2019	240,000	242,207
Citizens Bank N.A., 2.3%, 12/03/2018	750,000	753,883
Citizens Bank N.A., 2.55%, 5/13/2021	250,000	249,452
Discover Bank, 3.1%, 6/04/2020	424,000	431,511
Fifth Third Bancorp, 1.35%, 6/01/2017	1,040,000	1,039,949
Fifth Third Bancorp, 2.3%, 3/01/2019	200,000	202,071
First Republic Bank, 2.375%, 6/17/2019	250,000	249,411
Groupe BPCE S.A., 2.5%, 12/10/2018	500,000	509,768
Intesa Sanpaolo S.p.A., 2.375%, 1/13/2017	240,000	241,097
Lloyds Bank PLC, 1.75%, 5/14/2018	1,200,000	1,198,399
Lloyds Bank PLC, 2.3%, 11/27/2018	200,000	201,917
Macquarie Bank Ltd., FRN, 1.266%, 10/27/2017 (n)	890,000	888,236
National Bank of Canada, FRN, 1.472%, 12/14/2018	1,600,000	1,603,062
Nordea Bank AB, FRN, 0.989%, 4/04/2017 (n)	220,000	220,023
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	271,000	271,384
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/2020 (n)	790,000	796,367
Svenska Handelsbanken AB, 2.875%, 4/04/2017	289,000	293,245
Svenska Handelsbanken AB, FRN, 1.095%, 9/23/2016	250,000	250,328
Swedbank AB, 2.125%, 9/29/2017 (n)	1,461,000	1,471,722
Westpac Banking Corp., 2%, 8/14/2017	610,000	615,212
Westpac Banking Corp., 1.55%, 5/25/2018	420,000	420,938
Westpac Banking Corp., FRN, 0.955%, 5/19/2017	700,000	699,340

		$19,636,698
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$204,000	$203,422

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - 4.3%
AbbVie, Inc., 1.8%, 5/14/2018	$1,000,000	$1,001,982
Actavis Funding SCS, 2.35%, 3/12/2018	568,000	572,721
Actavis Funding SCS, 3%, 3/12/2020	515,000	522,680
Actavis, Inc., 1.875%, 10/01/2017	260,000	260,428
Amgen, Inc., 2.3%, 6/15/2016	450,000	450,262
Bayer U.S. Finance LLC, 1.5%, 10/06/2017 (n)	900,000	898,602
Biogen, Inc., 2.9%, 9/15/2020	500,000	514,920
Bristol-Myers Squibb Co., 0.875%, 8/01/2017	615,000	614,227
Celgene Corp., 2.125%, 8/15/2018	670,000	676,900
EMD Finance LLC, 1.7%, 3/19/2018 (n)	1,000,000	999,513
Gilead Sciences, Inc., 1.85%, 9/04/2018	700,000	708,378
Mylan N.V., 2.5%, 6/07/2019 (z)	320,000	319,642
Mylan, Inc., 1.8%, 6/24/2016	430,000	430,207
Mylan, Inc., 1.35%, 11/29/2016	105,000	104,889
Sanofi, 1.25%, 4/10/2018	800,000	801,876

		$8,877,227
Real Estate - Healthcare - 0.2%
Ventas Realty LP, REIT, 1.55%, 9/26/2016	$250,000	$250,247
Welltower, Inc., REIT, 2.25%, 3/15/2018	150,000	150,952

		$401,199
Real Estate - Office - 0.2%
Mack-Cali Realty LP, 2.5%, 12/15/2017	$200,000	$200,214
Vornado Realty LP, REIT, 2.5%, 6/30/2019	325,000	328,337

		$528,551
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$167,000	$167,150
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/2017 (n)	350,000	349,820

		$516,970
Restaurants - 0.2%
McDonald’s Corp., 2.1%, 12/07/2018	$410,000	$416,216

Retailers - 0.5%
Dollar General Corp., 4.125%, 7/15/2017	$750,000	$772,292
Dollar General Corp., 1.875%, 4/15/2018	90,000	90,565
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	233,000	233,153

		$1,096,010
Specialty Chemicals - 0.2%
Air Products & Chemicals, Inc., 2%, 8/02/2016	$104,000	$104,143
Airgas, Inc., 3.05%, 8/01/2020	330,000	337,623

		$441,766

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Supranational - 1.1%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$640,000	$641,600
Corporacion Andina de Fomento, 1.5%, 8/08/2017	720,000	720,871
Corporacion Andina de Fomento, FRN, 1.188%, 1/29/2018	50,000	50,096
Corporacion Andina de Fomento, FRN, 2%, 5/10/2019	820,000	822,255

		$2,234,822
Telecommunications - Wireless - 0.6%
America Movil S.A.B. de C.V., 2.375%, 9/08/2016	$200,000	$200,667
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	500,000	498,581
SBA Tower Trust, 2.898%, 10/15/2044 (n)	473,000	473,244

		$1,172,492
Telephone Services - 0.2%
Qwest Corp., 6.5%, 6/01/2017	$370,000	$385,499

Tobacco - 0.7%
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	$680,000	$683,841
Reynolds American, Inc., 3.5%, 8/04/2016	190,000	190,839
Reynolds American, Inc., 2.3%, 6/12/2018	580,000	588,605

		$1,463,285
Transportation - Services - 0.5%
ERAC USA Finance Co., 2.75%, 3/15/2017 (n)	$202,000	$204,159
TTX Co., 2.6%, 6/15/2020 (n)	840,000	846,545

		$1,050,704
U.S. Government Agencies and Equivalents - 1.3%
AID-Ukraine, 1.844%, 5/16/2019	$200,000	$201,974
AID-Ukraine, 1.847%, 5/29/2020	1,000,000	1,012,570
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	430,000	440,551
Private Export Funding Corp., 1.875%, 7/15/2018	610,000	618,975
Small Business Administration, 2.25%, 7/01/2021	343,208	350,806

		$2,624,876
U.S. Treasury Obligations - 11.2%
U.S. Treasury Notes, 0.875%, 2/28/2017 (f)	$5,000,000	$5,007,030
U.S. Treasury Notes, 0.75%, 2/28/2018 (f)	3,100,000	3,094,308
U.S. Treasury Notes, 0.875%, 3/31/2018	13,100,000	13,101,533
U.S. Treasury Notes, 1.375%, 10/31/2020 (f)	1,800,000	1,803,938

		$23,006,809
Utilities - Electric Power - 4.4%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$220,000	$219,950
Dominion Resources, Inc., 1.95%, 8/15/2016	460,000	460,905

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Dominion Resources, Inc., 2.962%, 7/01/2019	$410,000	$412,724
Dominion Resources, Inc., 2.5%, 12/01/2019	650,000	658,899
Duke Energy Corp., 1.625%, 8/15/2017	110,000	110,275
Duke Energy Corp., FRN, 1.009%, 4/03/2017	660,000	659,176
Duke Energy Indiana, Inc., FRN, 0.979%, 7/11/2016	200,000	200,072
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	410,000	433,731
Eversource Energy, 1.6%, 1/15/2018	600,000	600,928
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	984,000	989,551
PG&E Corp., 2.4%, 3/01/2019	364,000	369,432
PSEG Power LLC, 2.75%, 9/15/2016	190,000	190,902
Southern Co., 2.45%, 9/01/2018	50,000	50,906
Southern Co., 1.85%, 7/01/2019	1,150,000	1,154,511
Southern Power Co., 1.85%, 12/01/2017	960,000	965,497
Virginia Electric and Power Co., 1.2%, 1/15/2018	410,000	409,015
Xcel Energy, Inc., 1.2%, 6/01/2017	510,000	509,463
Xcel Energy, Inc., 2.4%, 3/15/2021	590,000	598,930

		$8,994,867
Total Bonds (Identified Cost, $198,541,780)		$199,050,544

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
S&P 500 Index - June 2016 @ $1,900 (Premiums Paid, $93,058)	46	$13,800

Issuer	Shares/Par
Money Market Funds - 2.5%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	5,160,541	$5,160,541
Total Investments (Identified Cost, $203,795,379)		$204,224,885

Other Assets, Less Liabilities - 0.9%		1,759,445
Net Assets - 100.0%		$205,984,330

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $65,296,183 representing 31.7% of net assets.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

23

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Credit Acceptance Auto Loan Trust, 2016-2A, “A”, 2.42%, 11/15/2023	5/04/16	$509,882	$509,881
Limerock CLO III Ltd, 2014-3A, “A1”, FRN, 2.164%, 10/20/2026	5/26/16	394,894	393,035
Mylan N.V., 2.5%, 6/07/2019	5/31/16	319,642	319,642
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.883%, 11/25/2025	11/19/15	224,127	223,742
State of Qatar, 2.375%, 6/02/2021	5/25/16	534,190	532,575
Sway Residential Trust, 2014-1, “A”, FRN, 1.734%, 1/17/2032	5/24/16	522,230	522,114
Total Restricted Securities			$2,500,989
% of Net assets			1.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
ZAR	South African Rand

24

Portfolio of Investments – continued

Derivative Contracts at 5/31/16

Forward Foreign Currency Exchange Contracts at 5/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	JPMorgan Chase Bank	2,138,857	6/17/16	$1,624,000	$1,544,940	$79,060
SELL	CAD	JPMorgan Chase Bank	8,147,815	6/17/16	6,500,000	6,213,138	286,862
SELL	CHF	JPMorgan Chase Bank	6,560,408	6/17/16	6,682,493	6,604,669	77,824
SELL	EUR	Goldman Sachs International	6,768,302	6/17/16	7,726,000	7,534,814	191,186
BUY	GBP	JPMorgan Chase Bank	825,813	6/17/16	1,186,000	1,196,187	10,187
BUY	JPY	JPMorgan Chase Bank	1,743,115,741	6/17/16	15,375,254	15,749,181	373,927
SELL	JPY	JPMorgan Chase Bank	173,649,893	6/17/16	1,619,000	1,568,940	50,060
BUY	NOK	Goldman Sachs International	113,391,479	6/17/16	13,356,280	13,553,978	197,698
SELL	SEK	Goldman Sachs International	26,730,463	6/17/16	3,307,000	3,206,582	100,418

							$1,367,222

Liability Derivatives
BUY	AUD	JPMorgan Chase Bank	6,399,521	6/17/16	$4,907,051	$4,622,503	$(284,548)
BUY	CAD	JPMorgan Chase Bank	10,627,555	6/17/16	8,224,000	8,104,071	(119,929)
SELL	CAD	JPMorgan Chase Bank	1,514,123	6/17/16	1,147,579	1,154,599	(7,020)
BUY	CHF	JPMorgan Chase Bank	117,387	6/17/16	123,000	118,179	(4,821)
BUY	EUR	Goldman Sachs International	2,818,619	6/17/16	3,165,276	3,137,828	(27,448)
BUY	GBP	JPMorgan Chase Bank	1,323,153	6/17/16	1,936,000	1,916,581	(19,419)
SELL	GBP	JPMorgan Chase Bank	8,222,536	6/17/16	11,790,705	11,910,311	(119,606)
SELL	JPY	JPMorgan Chase Bank	182,691,629	6/17/16	1,632,000	1,650,633	(18,633)
BUY	NOK	Goldman Sachs International	8,530,262	6/17/16	1,031,000	1,019,644	(11,356)
BUY	NZD	Goldman Sachs International	1,689,258	6/17/16	1,172,000	1,142,022	(29,978)
SELL	NZD	Goldman Sachs International	9,623,379	6/17/16	6,399,066	6,505,878	(106,812)
BUY	SEK	Goldman Sachs International	46,868,847	6/17/16	5,813,644	5,622,379	(191,265)

							$(940,835)

25

Portfolio of Investments – continued

Futures Contracts Outstanding at 5/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Australian SPI 200 Index (Long)	AUD	6	$581,876	June - 2016	$32,793
CAC 40 Index (Long)	EUR	84	4,187,124	June - 2016	229,712
DAX Index (Long)	EUR	10	2,854,921	June - 2016	75,216
FTSE 100 Index (Long)	GBP	80	7,206,410	June - 2016	147,855
Hang Seng China ENT Index (Long)	HKD	60	3,267,565	June - 2016	94,805
Hang Seng Index (Long)	HKD	55	7,255,647	June - 2016	150,853
IBEX Index (Long)	EUR	26	2,608,866	June - 2016	128,820
Mexican Bolsa Index (Long)	MXN	53	1,307,975	June - 2016	19,326
MSCI Singapore Index (Long)	SGD	84	1,893,584	June - 2016	11,194
MSCI Taiwan Index (Long)	USD	183	5,687,498	June - 2016	127,100

					$1,017,674

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	87	8,355,736	June - 2016	$150,419
Canadian Treasury Bond 10 yr (Long)	CAD	36	3,978,709	September - 2016	18,009
U.K. Gilt 10 yr (Long)	GBP	40	7,111,398	September - 2016	6,228
U.S. Treasury Note 5 yr (Long)	USD	5	600,586	September - 2016	967

					$175,623

					$1,193,297

Liability Derivatives
Equity Futures
Amsterdam Index (Short)	EUR	36	3,585,359	June - 2016	$(157,647)
BIST 30 Index (Long)	TRY	1,681	5,450,454	June - 2016	(604,660)
Bovespa Index (Long)	BRL	487	6,563,638	June - 2016	(272,267)
FTSE JSE Top 40 Index (Short)	ZAR	52	1,594,981	June - 2016	(52,955)
S&P TSX 60 Index (Long)	CAD	12	1,500,377	June - 2016	(1,409)
FTSE MIB Index (Long)	EUR	9	903,199	June - 2016	(31,626)
KOSPI Index (Long)	KRW	13	1,323,329	June - 2016	(3,787)
NIFTY Index (Short)	USD	478	7,828,206	June - 2016	(428,807)
Topix Index (Short)	JPY	72	8,888,060	June - 2016	(139,708)
OMX Index (Short)	SEK	423	6,928,420	June - 2016	(261,273)
Russell 2000 Index (Short)	USD	41	4,728,940	June - 2016	(295,938)
S&P 500 E-Mini Index (Short)	USD	136	14,245,320	June - 2016	(357,747)

					$(2,607,824)

26

Portfolio of Investments – continued

Futures Contracts Outstanding at 5/31/16 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
Interest Rate Futures
Euro Bund (Long)	EUR	38	$6,932,766	June - 2016	$(6,869)
Japanese Government Bond 10 yr (Short)	JPY	23	31,577,098	June - 2016	(128,636)
U.S. Treasury Note 10 yr (Short)	USD	21	2,723,438	September - 2016	(6,639)

					$(142,144)

					$(2,749,968)

Swap Agreements at 5/31/16

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Total Return Swap Agreements
9/20/16	USD	10,000,000	Goldman Sachs International	(1)	3-Month LIBOR	$877,636
9/20/16	USD	10,000,000	Goldman Sachs International	(1)	3-Month LIBOR	583,460

						$1,461,096

(1)	Fund to receive notional amount multiplied by the rate of return of the IBOXX USD Liquid High Yield Index.

At May 31, 2016, the fund had liquid securities with an aggregate value of $6,982,768 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $198,634,838)	$199,064,344
Underlying affiliated funds, at cost and value	5,160,541
Total investments, at value (identified cost, $203,795,379)	$204,224,885
Receivables for
Forward foreign currency exchange contracts	1,367,222
Daily variation margin on open futures contracts	827,098
Due from broker	397,728
Fund shares sold	166,243
Interest	761,278
Swaps, at value	1,461,096
Receivable from investment adviser	31,417
Other assets	815
Total assets	$209,237,782
Liabilities
Payable to custodian	$31,012
Payables for
Distributions	859
Forward foreign currency exchange contracts	940,835
Daily variation margin on open futures contracts	9,865
Investments purchased	1,989,894
Fund shares reacquired	128
Payable to affiliates
Shareholder servicing costs	135,973
Distribution and service fees	339
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	144,533
Total liabilities	$3,253,452
Net assets	$205,984,330
Net assets consist of
Paid-in capital	$218,952,325
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	715,711
Accumulated net realized gain (loss) on investments and foreign currency	(13,768,509)
Undistributed net investment income	84,803
Net assets	$205,984,330
Shares of beneficial interest outstanding	22,262,636

28

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$2,710,180	292,979	$9.25
Class B	436,498	47,513	9.19
Class C	1,365,772	148,752	9.18
Class I	714,540	77,110	9.27
Class R1	49,724	5,406	9.20
Class R2	49,876	5,392	9.25
Class R3	49,989	5,403	9.25
Class R4	50,086	5,413	9.25
Class R5	200,557,665	21,674,668	9.25

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $9.66 [100 / 95.75 x $9.25]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

29

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$3,165,690
Dividends from underlying affiliated funds	11,022
Total investment income	$3,176,712
Expenses
Management fee	$1,332,087
Distribution and service fees	26,553
Shareholder servicing costs	580,762
Administrative services fee	41,729
Independent Trustees’ compensation	9,722
Custodian fee	52,541
Shareholder communications	12,744
Audit and tax fees	91,618
Legal fees	3,333
Miscellaneous	180,752
Total expenses	$2,331,841
Fees paid indirectly	(93)
Reduction of expenses by investment adviser and distributor	(569,135)
Net expenses	$1,762,613
Net investment income	$1,414,099
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(350,032)
Futures contracts	(6,600,423)
Swap agreements	383,873
Foreign currency	8,544
Net realized gain (loss) on investments and foreign currency	$(6,558,038)
Change in unrealized appreciation (depreciation)
Investments	$(442,421)
Futures contracts	(811,225)
Swap agreements	1,461,096
Translation of assets and liabilities in foreign currencies	652,682
Net unrealized gain (loss) on investments and foreign currency translation	$860,132
Net realized and unrealized gain (loss) on investments and foreign currency	$(5,697,906)
Change in net assets from operations	$(4,283,807)

See Notes to Financial Statements

30

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 5/31
	2016	2015
Change in net assets
From operations
Net investment income	$1,414,099	$929,080
Net realized gain (loss) on investments and foreign currency	(6,558,038)	(1,149,940)
Net unrealized gain (loss) on investments and foreign currency translation	860,132	(1,606,415)
Change in net assets from operations	$(4,283,807)	$(1,827,275)
Distributions declared to shareholders
From net investment income	$(1,902,937)	$(1,572,326)
Change in net assets from fund share transactions	$1,300,697	$16,909,201
Total change in net assets	$(4,886,047)	$13,509,600
Net assets
At beginning of period	210,870,377	197,360,777
At end of period (including undistributed net investment income of $84,803 and $116,203, respectively)	$205,984,330	$210,870,377

See Notes to Financial Statements

31

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.53	$9.69	$9.73	$9.59	$10.08
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.02	$0.02	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.26)	(0.13)	0.00 (w)	0.21	(0.37)
Total from investment operations	$(0.22)	$(0.11)	$0.02	$0.25	$(0.33)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$(0.06)	$(0.11)	$(0.14)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.06)	$(0.05)	$(0.06)	$(0.11)	$(0.16)
Net asset value, end of period (x)	$9.25	$9.53	$9.69	$9.73	$9.59
Total return (%) (r)(s)(t)(x)	(2.31)	(1.19)	0.24	2.66	(3.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	1.47	1.45	1.51	1.35
Expenses after expense reductions (f)	1.14	1.14	1.14	1.15	1.15
Net investment income	0.41	0.16	0.23	0.40	0.43
Portfolio turnover	36	30	28	29	10
Net assets at end of period (000 omitted)	$2,710	$2,809	$3,846	$3,348	$3,197

See Notes to Financial Statements

32

Financial Highlights – continued

Class B	Years ended 5/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$9.47	$9.66	$9.72		$9.59	$10.08
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.05)		$(0.03)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	(0.13)	(0.01)		0.21	(0.38)
Total from investment operations	$(0.28)	$(0.19)	$(0.06)		$0.18	$(0.41)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$(0.05)	$(0.07)
From net realized gain on investments	—	—	—		—	(0.00	)(w)
From tax return of capital	—	—	—		—	(0.01)
Total distributions declared to shareholders	$—	$—	$(0.00	)(w)	$(0.05)	$(0.08)
Net asset value, end of period (x)	$9.19	$9.47	$9.66		$9.72	$9.59
Total return (%) (r)(s)(t)(x)	(2.96)	(1.97)	(0.58)		1.85	(4.04)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	2.22	2.20		2.26	2.07
Expenses after expense reductions (f)	1.90	1.90	1.90		1.90	1.90
Net investment loss	(0.35)	(0.59)	(0.53)		(0.34)	(0.30)
Portfolio turnover	36	30	28		29	10
Net assets at end of period (000 omitted)	$436	$644	$723		$668	$765

See Notes to Financial Statements

33

Financial Highlights – continued

Class C	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.47	$9.66	$9.72	$9.58	$10.08
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.05)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.26)	(0.13)	0.00 (w)	0.22	(0.38)
Total from investment operations	$(0.29)	$(0.19)	$(0.05)	$0.19	$(0.41)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$(0.05)	$(0.08)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	—	(0.01)
Total distributions declared to shareholders	$—	$—	$(0.01)	$(0.05)	$(0.09)
Net asset value, end of period (x)	$9.18	$9.47	$9.66	$9.72	$9.58
Total return (%) (r)(s)(t)(x)	(3.06)	(1.97)	(0.56)	1.97	(4.11)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.21	2.21	2.20	2.26	2.09
Expenses after expense reductions (f)	1.90	1.90	1.90	1.90	1.90
Net investment loss	(0.34)	(0.59)	(0.53)	(0.34)	(0.31)
Portfolio turnover	36	30	28	29	10
Net assets at end of period (000 omitted)	$1,366	$1,276	$3,048	$1,999	$1,231

See Notes to Financial Statements

34

Financial Highlights – continued

Class I	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.54	$9.70	$9.74	$9.60	$10.09
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.04	$0.05	$0.08	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	(0.13)	0.00 (w)	0.19	(0.37)
Total from investment operations	$(0.19)	$(0.09)	$0.05	$0.27	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)	$(0.09)	$(0.13)	$(0.16)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.08)	$(0.07)	$(0.09)	$(0.13)	$(0.18)
Net asset value, end of period (x)	$9.27	$9.54	$9.70	$9.74	$9.60
Total return (%) (r)(s)(x)	(1.97)	(0.94)	0.48	2.86	(3.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.18	1.22	1.18	1.23	1.07
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income	0.67	0.41	0.51	0.83	0.65
Portfolio turnover	36	30	28	29	10
Net assets at end of period (000 omitted)	$715	$1,402	$1,410	$2,244	$107,665

See Notes to Financial Statements

35

Financial Highlights – continued

Class R1	Years ended 5/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$9.48	$9.67	$9.72		$9.59	$10.08
Income (loss) from investment operations
Net investment loss (d)	$(0.03)	$(0.06)	$(0.05)		$(0.03)	$(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	(0.13)	0.00	(w)	0.21	(0.38)
Total from investment operations	$(0.28)	$(0.19)	$(0.05)		$0.18	$(0.41)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$(0.05)	$(0.07)
From net realized gain on investments	—	—	—		—	(0.00	)(w)
From tax return of capital	—	—	—		—	(0.01)
Total distributions declared to shareholders	$—	$—	$(0.00	)(w)	$(0.05)	$(0.08)
Net asset value, end of period (x)	$9.20	$9.48	$9.67		$9.72	$9.59
Total return (%) (r)(s)(x)	(2.95)	(1.96)	(0.48)		1.84	(4.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.19	2.21	2.21		2.26	2.05
Expenses after expense reductions (f)	1.90	1.90	1.90		1.90	1.90
Net investment loss	(0.34)	(0.59)	(0.53)		(0.35)	(0.35)
Portfolio turnover	36	30	28		29	10
Net assets at end of period (000 omitted)	$50	$96	$112		$99	$97

See Notes to Financial Statements

36

Financial Highlights – continued

Class R2	Years ended 5/31
	2016	2015	2014		2013	2012
Net asset value, beginning of period	$9.52	$9.69	$9.73		$9.59	$10.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.01)	$(0.00	)(w)	$0.02	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	(0.14)	0.00	(w)	0.21	(0.37)
Total from investment operations	$(0.23)	$(0.15)	$(0.00	)(w)	$0.23	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.02)	$(0.04)		$(0.09)	$(0.11)
From net realized gain on investments	—	—	—		—	(0.00	)(w)
From tax return of capital	—	—	—		—	(0.02)
Total distributions declared to shareholders	$(0.04)	$(0.02)	$(0.04)		$(0.09)	$(0.13)
Net asset value, end of period (x)	$9.25	$9.52	$9.69		$9.73	$9.59
Total return (%) (r)(s)(x)	(2.47)	(1.54)	(0.02)		2.41	(3.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.72	1.70		1.76	1.55
Expenses after expense reductions (f)	1.40	1.40	1.40		1.40	1.40
Net investment income (loss)	0.16	(0.09)	(0.03)		0.16	0.14
Portfolio turnover	36	30	28		29	10
Net assets at end of period (000 omitted)	$50	$98	$100		$100	$97

See Notes to Financial Statements

37

Financial Highlights – continued

Class R3	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.53	$9.69	$9.73	$9.59	$10.08
Income (loss) from investment operations
Net investment income (d)	$0.04	$0.02	$0.02	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.26)	(0.14)	0.00 (w)	0.21	(0.37)
Total from investment operations	$(0.22)	$(0.12)	$0.02	$0.25	$(0.33)
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.06)	$(0.11)	$(0.14)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.06)	$(0.04)	$(0.06)	$(0.11)	$(0.16)
Net asset value, end of period (x)	$9.25	$9.53	$9.69	$9.73	$9.59
Total return (%) (r)(s)(x)	(2.32)	(1.19)	0.23	2.65	(3.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.44	1.47	1.45	1.51	1.30
Expenses after expense reductions (f)	1.15	1.15	1.15	1.15	1.15
Net investment income	0.41	0.16	0.22	0.41	0.39
Portfolio turnover	36	30	28	29	10
Net assets at end of period (000 omitted)	$50	$99	$100	$100	$98

See Notes to Financial Statements

38

Financial Highlights – continued

Class R4	Years ended 5/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.53	$9.69	$9.73	$9.59	$10.08
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.04	$0.05	$0.06	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.26)	(0.13)	0.00 (w)	0.22	(0.37)
Total from investment operations	$(0.20)	$(0.09)	$0.05	$0.28	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.07)	$(0.09)	$(0.14)	$(0.16)
From net realized gain on investments	—	—	—	—	(0.00	)(w)
From tax return of capital	—	—	—	—	(0.02)
Total distributions declared to shareholders	$(0.08)	$(0.07)	$(0.09)	$(0.14)	$(0.18)
Net asset value, end of period (x)	$9.25	$9.53	$9.69	$9.73	$9.59
Total return (%) (r)(s)(x)	(2.07)	(0.94)	0.48	2.91	(3.08)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.22	1.20	1.26	1.05
Expenses after expense reductions (f)	0.90	0.90	0.90	0.90	0.90
Net investment income	0.66	0.41	0.47	0.66	0.64
Portfolio turnover	36	30	28	29	10
Net assets at end of period (000 omitted)	$50	$100	$101	$101	$98

See Notes to Financial Statements

39

Financial Highlights – continued

Class R5	Years ended 5/31				Period ended 5/31 2013 (i)
	2016	2015	2014
Net asset value, beginning of period	$9.53	$9.69	$9.73		$9.68
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.05	$0.05		$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.26)	(0.13)	0.00	(w)	0.10	(g)
Total from investment operations	$(0.19)	$(0.08)	$0.05		$0.14
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.08)	$(0.09)		$(0.09)
Net asset value, end of period (x)	$9.25	$9.53	$9.69		$9.73
Total return (%) (r)(s)(x)	(2.02)	(0.87)	0.56		1.44	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.15	1.13		1.23	(a)
Expenses after expense reductions (f)	0.85	0.83	0.83		0.89	(a)
Net investment income	0.70	0.48	0.54		0.56	(a)
Portfolio turnover	36	30	28		29
Net assets at end of period (000 omitted)	$200,558	$204,347	$187,921		$148,892

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, October 1, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

40

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Absolute Return Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

41

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services

42

Notes to Financial Statements – continued

or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency

43

Notes to Financial Statements – continued

exchange contracts, and swap agreements. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$13,800	$—	$—	$13,800
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	25,631,685	—	25,631,685
Non-U.S. Sovereign Debt	—	10,758,198	—	10,758,198
U.S. Corporate Bonds	—	78,304,027	—	78,304,027
Residential Mortgage-Backed Securities	—	5,260,948	—	5,260,948
Commercial Mortgage-Backed Securities	—	1,254,480	—	1,254,480
Asset-Backed Securities (including CDOs)	—	21,860,951	—	21,860,951
Foreign Bonds	—	55,980,255	—	55,980,255
Mutual Funds	5,160,541	—	—	5,160,541
Total Investments	$5,174,341	$199,050,544	$—	$204,224,885

Other Financial Instruments
Futures Contracts - Assets	$776,552	$416,745	$—	$1,193,297
Futures Contracts - Liabilities	(2,001,813)	(748,155)	—	(2,749,968)
Swap Agreements	—	1,461,096	—	1,461,096
Forward Foreign Currency Exchange Contracts	—	426,387	—	426,387

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to adjust exposure to markets, asset classes, and currencies based on the adviser’s assessment of the relative attractiveness of such markets, asset classes, and currencies. Derivatives are used to increase or decrease the fund’s exposure to markets, asset classes, or currencies resulting from the fund’s individual security selections, and to expose the fund to markets, asset classes, or currencies in which the fund’s individual security selection has resulted in little or no exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market

44

Notes to Financial Statements – continued

exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$175,623	$(142,144)
Interest Rate	Total Return Swaps	1,461,096	—
Foreign Exchange	Forward Foreign Currency Exchange	1,367,222	(940,835)
Equity	Equity Futures	1,017,674	(2,607,824)
Equity	Purchased Equity Options	13,800	—
Total		$4,035,415	$(3,690,803)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$999,293	$383,873	$—	$—
Foreign Exchange	—	—	145,958	—
Equity	(7,599,716)	—	—	(275,420)
Total	$(6,600,423)	$383,873	$145,958	$(275,420)

45

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(797,498)	$1,461,096	$—	$—
Foreign Exchange	—	—	620,623	—
Equity	(13,727)	—	—	(49,606)
Total	$(811,225)	$1,461,096	$620,623	$(49,606)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

46

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$827,098	$(9,865)
Swap Agreements	1,461,096	—
Forward Foreign Currency Exchange Contracts	1,367,222	(940,835)
Purchased Options	13,800	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$3,669,216	$(950,700)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	840,898	(9,865)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$2,828,318	$(940,835)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at May 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$1,950,398	$(366,859)	$—	$(1,120,000)	$463,539
JP Morgan Chase Bank	877,920	(573,976)	(303,944)	—	—
Total	$2,828,318	$(940,835)	$(303,944)	$(1,120,000)	$463,539

47

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at May 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(366,859)	$366,859	$—	$—	$—
JP Morgan Chase Bank	(573,976)	573,976	—	—	—
Total	$(940,835)	$940,835	$—	$—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

48

Notes to Financial Statements – continued

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an international payment system for the centralized settlement of foreign exchange transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

49

Notes to Financial Statements – continued

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swap agreements which involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment

50

Notes to Financial Statements – continued

from or make a payment to the counterparty, respectively. The fund may enter into total return swap agreements on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is

51

Notes to Financial Statements – continued

recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

52

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/16	5/31/15
Ordinary income (including any short-term capital gains)	$1,902,937	$1,572,326

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/2016
Cost of investments	$204,336,890
Gross appreciation	837,162
Gross depreciation	(949,167)
Net unrealized appreciation (depreciation)	$(112,005)
Undistributed ordinary income	240,201
Capital loss carryforwards	(13,338,943)
Other temporary differences	242,752

As of May 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(7,217,436)
Long-Term	(6,121,507)
Total	$(13,338,943)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to

53

Notes to Financial Statements – continued

differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 5/31/16	Year ended 5/31/15
Class A	$17,251	$15,155
Class I	6,175	9,828
Class R2	231	217
Class R3	390	466
Class R4	551	721
Class R5	1,878,339	1,545,939
Total	$1,902,937	$1,572,326

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2016, this management fee reduction amounted to $14,843, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
1.15%	1.90%	1.90%	0.90%	1.90%	1.40%	1.15%	0.90%	0.85%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the year ended May 31, 2016, this reduction amounted to $554,096, which is included in the reduction of total expenses in the Statement of Operations.

54

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $526 for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$6,675
Class B	0.75%	0.25%	1.00%	1.00%	5,409
Class C	0.75%	0.25%	1.00%	1.00%	13,379
Class R1	0.75%	0.25%	1.00%	1.00%	620
Class R2	0.25%	0.25%	0.50%	0.50%	313
Class R3	—	0.25%	0.25%	0.25%	157
Total Distribution and Service Fees					$26,553

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, this rebate amounted to $196 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016, were as follows:

Amount
Class A	$—
Class B	761
Class C	428

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the

55

Notes to Financial Statements – continued

year ended May 31, 2016, the fee was $2,498, which equated to 0.0012% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,783.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2016, these costs for the fund amounted to $572,481 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.0204% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fee paid by the fund under this agreement was $554 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

56

Notes to Financial Statements – continued

On September 9, 2015, MFS redeemed 14 shares of Class A, 4,734 shares of Class B, 4,377 shares of Class I, 4,732 shares of Class R1, 4,936 shares of Class R2, 5,049 shares of Class R3, 5,165 shares of Class R4 and 31 shares of Class R5 for an aggregate amount of $269,911.

On March 16, 2016, MFS purchased 31,498 shares of Class I for an aggregate amount of $290,730.

At May 31, 2016, MFS held approximately 100%, 100%, 100% and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended May 31, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$21,508,070	$10,369,582
Investments (non-U.S. Government securities)	$50,879,712	$72,034,374

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	90,640	$838,338	72,275	$693,471
Class B	3,451	31,540	19,020	180,574
Class C	126,592	1,148,595	65,818	629,121
Class I	63,802	589,650	119,421	1,144,954
Class R5	1,138,421	10,579,854	2,579,918	24,636,758
	1,422,906	$13,187,977	2,856,452	$27,284,878

Shares issued to shareholders in reinvestment of distributions
Class A	1,844	$17,081	1,575	$15,036
Class I	662	6,175	1,028	9,828
Class R2	25	231	23	217
Class R3	42	390	49	466
Class R4	59	551	76	721
Class R5	201,950	1,871,483	161,844	1,545,939
	204,582	$1,895,911	164,595	$1,572,207

57

Notes to Financial Statements – continued

	Year ended 5/31/16		Year ended 5/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(94,401)	$(877,329)	(175,764)	$(1,679,350)
Class B	(23,883)	(218,886)	(25,885)	(246,485)
Class C	(112,564)	(1,034,453)	(246,607)	(2,353,723)
Class I	(134,301)	(1,250,767)	(118,788)	(1,137,643)
Class R1	(4,732)	(43,818)	(1,442)	(13,902)
Class R2	(4,936)	(45,954)	—	—
Class R3	(5,049)	(47,006)	—	—
Class R4	(5,165)	(48,086)	—	—
Class R5	(1,110,614)	(10,216,892)	(681,139)	(6,516,781)
	(1,495,645)	$(13,783,191)	(1,249,625)	$(11,947,884)

Net change
Class A	(1,917)	$(21,910)	(101,914)	$(970,843)
Class B	(20,432)	(187,346)	(6,865)	(65,911)
Class C	14,028	114,142	(180,789)	(1,724,602)
Class I	(69,837)	(654,942)	1,661	17,139
Class R1	(4,732)	(43,818)	(1,442)	(13,902)
Class R2	(4,911)	(45,723)	23	217
Class R3	(5,007)	(46,616)	49	466
Class R4	(5,106)	(47,535)	76	721
Class R5	229,757	2,234,445	2,060,623	19,665,916
	131,843	$1,300,697	1,771,422	$16,909,201

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2030 Fund were the owners of record of approximately 30%, 29%, 25%, 5%, 4%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing

58

Notes to Financial Statements – continued

arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, the fund’s commitment fee and interest expense were $762 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,733,691	83,214,971	(80,788,121)	5,160,541

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$11,022	$5,160,541

59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Absolute Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Absolute Return Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Absolute Return Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

60

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

62

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

63

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

64

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas Benjamin Nastou Natalie Shapiro

65

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to. . .” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

66

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

67

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

68

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

69

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® MANAGED WEALTH FUND

MGW-ANN

MFS® MANAGED WEALTH FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)		Net Market Exposure (c)
Equity	U.S. Large Cap	52.8%	(32.1)%		20.7%
	Europe ex-U.K.	15.7%	(9.1)%		6.6%
	Emerging Markets	1.9%	(0.0)%	(o)	1.9%
	United Kingdom	5.7%	(4.0)%		1.7%
	North America ex-U.S.	1.6%	(0.0)%	(o)	1.6%
	Developed - Middle East/Africa	0.2%	(0.1)%		0.1%
	Japan	4.0%	(4.7)%		(0.7)%
	Asia/Pacific ex-Japan	1.7%	(2.4)%		(0.7)%
	U.S. Small/Mid Cap	5.3%	(10.0)%		(4.7)%
Real Estate-Related	U.S.	0.8%	0.0%		0.8%
Cash	Cash & Cash Equivalents (d)	1.5%	8.6%		10.1%
	Other (e)	0.0%	62.6%		62.6%

Top ten holdings (c)
Nestle S.A.	1.6%
JPMorgan Chase & Co.	1.3%
Facebook, Inc., “A”	1.2%
Thermo Fisher Scientific, Inc.	1.2%
Danaher Corp.	1.2%
Visa, Inc., “A”	1.2%
Danone S.A.	1.2%
Russell 1000 Mini Growth Index Future JUN 2016	(20.0)%
Mini MSCI EAFE Index Future JUN 2016	(20.3)%
Russell 1000 Mini Value Index Future JUN 2016	(20.5)%

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time.

2

Portfolio Composition – continued

(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.
(o)	Less than 0.1%.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages of equity, real estate-related, and cash investments reflect the active exposure to the underlying holdings of the MFS Growth Fund, MFS Institutional International Equity Fund, and MFS Value Fund (the “underlying funds”) and not to the exposure from investing directly in the underlying fund itself. Top ten holdings also reflect exposure of investing in the underlying holdings of the underlying funds.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The fund’s investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the twelve months ended May 31, 2016, Class A shares of the MFS Managed Wealth Fund (“fund”) provided a total return of –0.59%, at net asset value. This compares with a return of 0.10% for the fund’s benchmark, the BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index. The fund’s other benchmark, the Standard & Poor’s 500 Stock Index, generated a return of 1.72%.

Market environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in the middle of the period and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth,

4

Management Review – continued

which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

During the reporting period, the fund’s allocation to the international equity segment represented by the MFS Institutional International Equity Fund was a primary detractor from absolute performance.

Conversely, short positions in futures contracts on the MSCI Europe, Australasia and Far East (EAFE) equity index boosted absolute performance. Additionally, the fund’s investments in both the large cap growth and large cap value equity segments, represented by MFS Growth Fund and MFS Value Fund also contributed to absolute performance.

During much of the period, the committee of portfolio managers determined to have an exposure to the equity market of approximately 40%, compared to the fund’s neutral equity market exposure of 50%. This was accomplished mostly in the futures market and resulted in the fund having a lower return than the large cap US equity market. However, the setting of the fund’s equity exposure at approximately 40% reflects the committee’s ongoing long-term views of the equity markets and is consistent with objectives such as reducing volatility and preservation of capital.

Respectfully,

William Adams	Robert Almeida	Michael Roberge
Portfolio Manager	Portfolio Manager	Portfolio Manager

James Swanson	Barnaby Wiener
Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	6/27/14	(0.59)%	0.96%
B	6/27/14	(1.38)%	0.03%
C	6/27/14	(1.40)%	0.06%
I	6/27/14	(0.41)%	1.06%
R1	6/27/14	(1.48)%	0.02%
R2	6/27/14	(0.89)%	0.57%
R3	6/27/14	(0.74)%	0.77%
R4	6/27/14	(0.51)%	1.01%
Comparative benchmarks
BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index (f)		0.10%	0.06%
Standard & Poor’s 500 Stock Index (f)		1.72%	5.85%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.31)%	(2.10)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.30)%	(2.05)%
C With CDSC (1% for 12 months) (v)		(2.38)%	0.06%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

BofA Merrill Lynch 0-3 Month U.S. Treasury Bill Index – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.84%	$1,000.00	$996.06	$4.19
	Hypothetical (h)	0.84%	$1,000.00	$1,020.80	$4.24
B	Actual	1.66%	$1,000.00	$992.05	$8.27
	Hypothetical (h)	1.66%	$1,000.00	$1,016.70	$8.37
C	Actual	1.66%	$1,000.00	$991.93	$8.27
	Hypothetical (h)	1.66%	$1,000.00	$1,016.70	$8.37
I	Actual	0.66%	$1,000.00	$996.87	$3.29
	Hypothetical (h)	0.66%	$1,000.00	$1,021.70	$3.34
R1	Actual	1.66%	$1,000.00	$992.05	$8.27
	Hypothetical (h)	1.66%	$1,000.00	$1,016.70	$8.37
R2	Actual	1.16%	$1,000.00	$995.07	$5.79
	Hypothetical (h)	1.16%	$1,000.00	$1,019.20	$5.86
R3	Actual	0.91%	$1,000.00	$994.60	$4.54
	Hypothetical (h)	0.91%	$1,000.00	$1,020.45	$4.60
R4	Actual	0.66%	$1,000.00	$995.87	$3.29
	Hypothetical (h)	0.66%	$1,000.00	$1,021.70	$3.34

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.07%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Underlying Affiliated Funds - 91.2%
Issuer	Shares/Par	Value ($)
MFS Growth Fund - Class R5	249,280	$18,678,561
MFS Institutional International Equity Fund	906,083	18,357,238
MFS Value Fund - Class R5	533,766	18,575,070
Total Underlying Affiliated Funds (Identified Cost, $55,882,457)		$55,610,869

Issuer/Expiration Date/Strike Price	Number of Conctracts
Call Options Purchased - 0.0%
S&P 500 Index - July 2016 @ $2,200 (Premiums Paid, $16,327)	29	$4,176

Put Options Purchased - 0.2%
Russell 2000 Index - July 2016 @ $1,020	21	$6,888
Russell 2000 Index - September 2016 @ $950	12	7,800
Russell 2000 Index - September 2016 @ $970	21	17,010
Russell 2000 Index - December 2016 @ $900	20	22,200
S&P 500 Index - June 2016 @ $1,675	6	90
S&P 500 Index - September 2016 @ $1650	16	9,200
S&P 500 Index - December 2016 @ $1,550	12	14,520
S&P 500 Index - March 2017 @ $1,625	12	32,640
Total Put Options Purchased (Premiums Paid, $350,804)		$110,348

Issuer	Shares/Par
Money Market Funds - 6.2%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	3,784,529	$3,784,529
Total Investments (Identified Cost, $60,034,117)		$59,509,922

Other Assets, Less Liabilities - 2.4%		1,453,213
Net Assets - 100.0%		$60,963,135

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

11

Portfolio of Investments – continued

Derivative Contracts at 5/31/16

Futures Contracts at 5/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Equity Futures
Mini MSCI EAFE Index (Short)	USD	149	$12,370,725	June - 2016	$(240,159)
Russell 1000 Mini Growth Index (Short)	USD	121	12,214,950	June - 2016	(409,241)
Russell 1000 Mini Value Index (Short)	USD	124	12,469,440	June - 2016	(607,404)

					$(1,256,804)

At May 31, 2016, the fund had cash collateral of $1,478,400 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $367,131)	$114,524
Underlying affiliated funds, at value (identified cost $59,666,986)	59,395,398
Total investments, at value (identified cost, $60,034,117)	$59,509,922
Deposits with brokers	1,478,400
Receivables for
Daily variation margin on open futures contracts	32,200
Investments sold	38,569
Fund shares sold	3,886
Receivable from distributor	19
Other assets	389
Total assets	$61,063,385
Liabilities
Payable for fund shares reacquired	$16,193
Payable to affiliates
Investment adviser	5,424
Shareholder servicing costs	2,795
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	75,826
Total liabilities	$100,250
Net assets	$60,963,135
Net assets consist of
Paid-in capital	$61,754,026
Unrealized appreciation (depreciation) on investments	(1,780,999)
Accumulated net realized gain (loss) on investments	1,086,668
Accumulated distributions in excess of net investment income	(96,560)
Net assets	$60,963,135
Shares of beneficial interest outstanding	6,097,875

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,318,704	631,917	$10.00
Class B	68,234	6,878	9.92
Class C	3,617,756	366,345	9.88
Class I	50,757,118	5,072,571	10.01
Class R1	50,115	5,051	9.92
Class R2	50,336	5,035	10.00
Class R3	50,400	5,033	10.01
Class R4	50,472	5,045	10.00

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.61 [100 / 94.25 x $10]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Dividends from underlying affiliated funds	$672,985
Expenses
Management fee	$204,259
Distribution and service fees	35,726
Shareholder servicing costs	9,648
Administrative services fee	18,852
Independent Trustees’ compensation	1,994
Custodian fee	43,223
Shareholder communications	10,290
Audit and tax fees	37,913
Legal fees	673
Registration fees	86,823
Miscellaneous	16,266
Total expenses	$465,667
Reduction of expenses by investment adviser and distributor	(47,120)
Net expenses	$418,547
Net investment income	$254,438
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(89,334)
Underlying affiliated funds	(1,956,310)
Capital gain distributions from underlying affiliated funds	1,392,921
Written options	32,792
Futures contracts	2,047,059
Net realized gain (loss) on investments	$1,427,128
Change in unrealized appreciation (depreciation)
Investments	$(1,412,591)
Written options	(7,820)
Futures contracts	(718,231)
Net unrealized gain (loss) on investments	$(2,138,642)
Net realized and unrealized gain (loss) on investments	$(711,514)
Change in net assets from operations	$(457,076)

See Notes to Financial Statements

14

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended 5/31/16	Period ended 5/31/15 (c)
Change in net assets
From operations
Net investment income	$254,438	$126,762
Net realized gain (loss) on investments	1,427,128	132,149
Net unrealized gain (loss) on investments	(2,138,642)	357,643
Change in net assets from operations	$(457,076)	$616,554
Distributions declared to shareholders
From net investment income	$(361,507)	$(185,028)
From net realized gain on investments	(394,965)	—
From tax return of capital	—	(989)
Total distributions declared to shareholders	$(756,472)	$(186,017)
Change in net assets from fund share transactions	$25,289,270	$36,456,876
Total change in net assets	$24,075,722	$36,887,413
Net assets
At beginning of period	36,887,413	—
At end of period (including accumulated distributions in excess of net investment income of $96,560 and $27,338, respectively)	$60,963,135	$36,887,413

(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

See Notes to Financial Statements

15

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.17	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.19
Total from investment operations	$(0.06)	$0.24
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.07)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.11)	$(0.07)
Net asset value, end of period (x)	$10.00	$10.17
Total return (%) (r)(s)(t)(x)	(0.59)	2.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	1.35	(a)
Expenses after expense reductions (f)(h)	0.83	0.73	(a)
Net investment income	0.20	0.51	(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$6,319	$2,418

See Notes to Financial Statements

16

Financial Highlights – continued

Class B	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.13	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.19
Total from investment operations	$(0.15)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$(0.02)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)	$(0.02)
Net asset value, end of period (x)	$9.92	$10.13
Total return (%) (r)(s)(t)(x)	(1.48)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	2.21	(a)
Expenses after expense reductions (f)(h)	1.66	1.66	(a)
Net investment loss	(0.71)	(0.43	)(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$68	$111

See Notes to Financial Statements

17

Financial Highlights – continued

Class C	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.09	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.06)	$(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.23	(g)
Total from investment operations	$(0.14)	$0.15
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.06)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.07)	$(0.06)
Net asset value, end of period (x)	$9.88	$10.09
Total return (%) (r)(s)(t)(x)	(1.40)	1.53	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	2.05	(a)
Expenses after expense reductions (f)(h)	1.66	1.66	(a)
Net investment loss	(0.60)	(0.90	)(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$3,618	$960

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.17	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(0.09)	0.20
Total from investment operations	$(0.04)	$0.25
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.01	$10.17
Total return (%) (r)(s)(x)	(0.41)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	1.17	(a)
Expenses after expense reductions (f)(h)	0.66	0.66	(a)
Net investment income	0.51	0.59	(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$50,757	$32,990

See Notes to Financial Statements

19

Financial Highlights – continued

Class R1	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.13	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.19
Total from investment operations	$(0.15)	$0.15
Less distributions declared to shareholders
From net investment income	$—	$(0.02)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)	$(0.02)
Net asset value, end of period (x)	$9.92	$10.13
Total return (%) (r)(s)(x)	(1.48)	1.55	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.74	2.22	(a)
Expenses after expense reductions (f)(h)	1.66	1.66	(a)
Net investment loss	(0.71)	(0.40	)(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$50	$102

See Notes to Financial Statements

20

Financial Highlights – continued

Class R2	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.15	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.19
Total from investment operations	$(0.09)	$0.20
Less distributions declared to shareholders
From net investment income	$—	$(0.05)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)	$(0.05)
Net asset value, end of period (x)	$10.00	$10.15
Total return (%) (r)(s)(x)	(0.89)	2.01	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.24	1.72	(a)
Expenses after expense reductions (f)(h)	1.16	1.16	(a)
Net investment income (loss)	(0.22)	0.10	(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$50	$102

See Notes to Financial Statements

21

Financial Highlights – continued

Class R3	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.16	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.00 (w)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.07)	0.19
Total from investment operations	$(0.07)	$0.22
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.06)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.08)	$(0.06)
Net asset value, end of period (x)	$10.01	$10.16
Total return (%) (r)(s)(x)	(0.74)	2.24	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	1.47	(a)
Expenses after expense reductions (f)(h)	0.91	0.91	(a)
Net investment income	0.03	0.35	(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$50	$102

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Year ended 5/31/16	Period ended 5/31/15 (c)
Net asset value, beginning of period	$10.17	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.08)	0.19
Total from investment operations	$(0.05)	$0.25
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.08)
From net realized gain on investments	(0.06)	—
From tax return of capital	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.12)	$(0.08)
Net asset value, end of period (x)	$10.00	$10.17
Total return (%) (r)(s)(x)	(0.51)	2.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	1.22	(a)
Expenses after expense reductions (f)(h)	0.66	0.66	(a)
Net investment income	0.28	0.60	(a)
Portfolio turnover	26	0	(n)(u)
Net assets at end of period (000 omitted)	$50	$102

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(u)	Portfolio turnover is less than 1%.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2016 was to seek capital appreciation.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements

24

Notes to Financial Statements – continued

for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net

25

Notes to Financial Statements – continued

asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted

26

Notes to Financial Statements – continued

quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$64,874	$49,650	$—	$114,524
Mutual Funds	59,395,398	—	—	59,395,398
Total Investments	$59,460,272	$49,650	$—	$59,509,922

Other Financial Instruments
Futures Contracts	$(1,256,804)	$—	$—	$(1,256,804)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the level sused in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options and futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	—	(1,256,804)
Equity	Purchased Equity Options	114,524	—
Total		$114,524	$(1,256,804)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

27

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)	Written Options
Equity	$2,047,059	$(89,334)	$32,792

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended May 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Investments (Purchased Options)	Written Options
Equity	$(718,231)	$(129,245)	$(7,820)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

28

Notes to Financial Statements – continued

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$32,200	$—
Purchased Options	114,524	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$146,724	$—
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	146,724	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—

(a)	The amount presented here represents the fund’s current day net variation margin for futures contacts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote covered call options as part of an option collar strategy with purchased put options to protect existing unrealized gains on securities and limit the exposure from a decline in the underlying security share price. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared

29

Notes to Financial Statements – continued

options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended May 31, 2016:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	10	$7,970
Options written	623	46,174
Options closed	(18)	(10,746)
Options expired	(615)	(43,398)
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the

30

Notes to Financial Statements – continued

value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended May 31, 2016, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

31

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	5/31/16	5/31/15 (c)
Ordinary income (including any short-term capital gains)	$360,646	$185,028
Long-term capital gain	395,826	—
Tax return of capital (b)	—	989
Total distributions	$756,472	$186,017

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$60,786,774
Gross appreciation	360,026
Gross depreciation	(1,636,878)
Net unrealized appreciation (depreciation)	$(1,276,852)
Undistributed long-term capital gain	1,395,357
Post-October capital loss deferral	(1,065,443)
Late year ordinary loss deferral	(96,560)
Other temporary differences	252,607

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares,

32

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments		From tax return of capital
	Year ended 5/31/16	Period ended 5/31/15 (c)	Year ended 5/31/16	Period ended 5/31/15 (c)	Year ended 5/31/16	Period ended 5/31/15 (c)
Class A	$22,182	$7,690	$26,850	$—	$—	$41
Class B	—	250	363	—	—	1
Class C	2,441	3,838	16,234	—	—	21
Class I	336,518	171,113	350,308	—	—	915
Class R1	—	248	304	—	—	1
Class R2	—	502	303	—	—	3
Class R3	76	630	302	—	—	3
Class R4	290	757	301	—	—	4
Total	$361,507	$185,028	$394,965	$—	$—	$989

(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2016, this management fee reduction amounted to $4,226 which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2016, was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the year ended May 31, 2016, this reduction amounted to $39,374 and is included in the reduction of total expenses in the Statement of Operations.

33

Notes to Financial Statements – continued

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,526 for the year ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.17%	$10,400
Class B	0.75%	0.25%	1.00%	1.00%	770
Class C	0.75%	0.25%	1.00%	1.00%	23,432
Class R1	0.75%	0.25%	1.00%	1.00%	641
Class R2	0.25%	0.25%	0.50%	0.50%	322
Class R3	—	0.25%	0.25%	0.25%	161
Total Distribution and Service Fees					$35,726

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2016, this rebate amounted to $3,520 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2016 were as follows:

Amount
Class A	$865
Class B	—
Class C	259

34

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2016, the fee was $1,060, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $8,588.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500, plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2016 was equivalent to an annual effective rate of 0.0323% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended May 31, 2016, the fee paid by the fund under this agreement was $156 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

35

Notes to Financial Statements – continued

MFS purchased the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
6/26/14	Class A	10,000	$100,000
6/26/14	Class B	10,000	100,000
6/26/14	Class C	10,000	100,000
6/26/14	Class R1	10,000	100,000
6/26/14	Class R2	10,000	100,000
6/26/14	Class R3	10,000	100,000
6/26/14	Class R4	10,000	100,000
6/26/14	Class I	1,930,000	19,300,000
3/18/15	Class I	50,862	518,284
5/22/15	Class I	57,399	586,045
5/27/15	Class I	59,101	604,011
5/28/15	Class I	68,244	696,771
5/29/15	Class I	109,662	1,115,266
6/02/15	Class I	186,837	1,900,128
6/04/15	Class I	39,496	401,675
6/05/15	Class I	20,174	204,565
6/08/15	Class I	25,052	253,780
6/09/15	Class I	25,410	257.403
6/10/15	Class I	1,472,031	15,000,000
3/16/16	Class I	85,316	842,925

MFS redeemed the following shares of the fund for the amounts and dates noted below:

Date	Share Class	Shares	Amount
9/09/15	Class A	10,072	$100,519
9/09/15	Class B	5,004	49,640
9/09/15	Class C	5,022	49,617
9/09/15	Class R1	5,004	49,640
9/09/15	Class R2	5,045	50,198
9/09/15	Class R3	5,068	50,528
9/09/15	Class R4	5,090	50,849
1/11/16	Class I	715,015	7,000,000
1/19/16	Class I	612,870	6,000,000

At May 31, 2016, MFS held approximately 73%, 54%, 100%, 100%, 100%, and 100% of the outstanding shares of Class B, Class I, Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended May 31, 2016, purchases and sales of shares of underlying funds aggregated $36,846,159 and $13,142,916, respectively.

36

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/16		Period ended 5/31/15 (c)
	Shares	Amount	Shares	Amount
Shares sold
Class A	513,125	$5,132,694	304,853	$3,079,853
Class B	1,290	12,768	11,043	110,278
Class C	287,032	2,853,634	95,335	953,582
Class I	4,231,294	42,647,783	3,244,364	32,583,882
Class R1	—	—	10,000	100,000
Class R2	—	—	10,000	100,000
Class R3	—	—	10,000	100,000
Class R4	—	—	10,000	100,000
	5,032,741	$50,646,879	3,695,595	$37,127,595

Shares issued to shareholders in reinvestment of distributions
Class A	4,884	$49,032	772	$7,731
Class B	36	363	25	251
Class C	1,877	18,675	387	3,859
Class I	67,198	674,669	17,109	171,256
Class R1	30	304	25	249
Class R2	30	303	50	505
Class R3	38	378	63	633
Class R4	59	591	76	761
	74,152	$744,315	18,507	$185,245

Shares reacquired
Class A	(123,940)	$(1,234,300)	(67,777)	$(676,275)
Class B	(5,455)	(54,128)	(61)	(609)
Class C	(17,723)	(174,771)	(563)	(5,692)
Class I	(2,470,234)	(24,437,510)	(17,160)	(173,388)
Class R1	(5,004)	(49,640)	—	—
Class R2	(5,045)	(50,198)	—	—
Class R3	(5,068)	(50,528)	—	—
Class R4	(5,090)	(50,849)	—	—
	(2,637,559)	$(26,101,924)	(85,561)	$(855,964)

37

Notes to Financial Statements – continued

	Year ended 5/31/16		Period ended 5/31/15 (c)
	Shares	Amount	Shares	Amount
Net change
Class A	394,069	$3,947,426	237,848	$2,411,309
Class B	(4,129)	(40,997)	11,007	109,920
Class C	271,186	2,697,538	95,159	951,749
Class I	1,828,258	18,884,942	3,244,313	32,581,750
Class R1	(4,974)	(49,336)	10,025	100,249
Class R2	(5,015)	(49,895)	10,050	100,505
Class R3	(5,030)	(50,150)	10,063	100,633
Class R4	(5,031)	(50,258)	10,076	100,761
	2,469,334	$25,289,270	3,628,541	$36,456,876

(c)	For the period from the commencement of the fund’s investment operations, June 27, 2014, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended May 31, 2016, the fund’s commitment fee and interest expense were $168 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

38

Notes to Financial Statements — continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Growth Fund	147,222	165,089	(63,031)	249,280
MFS Institutional International Equity Fund	477,871	645,174	(216,962)	906,083
MFS Institutional Money Market Portfolio	3,259,770	65,063,321	(64,538,562)	3,784,529
MFS Value Fund	308,967	373,262	(148,463)	533,766

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Growth Fund	$(370,380)	$685,586	$—	$18,678,561
MFS Institutional International Equity Fund	(869,256)	11,253	313,162	18,357,238
MFS Institutional Money Market Portfolio	—	—	7,866	3,784,529
MFS Value Fund	(716,674)	696,082	351,957	18,575,070
	$(1,956,310)	$1,392,921	$672,985	$59,395,398

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of MFS Managed Wealth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Wealth Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of May 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Managed Wealth Fund (one of the series constituting the MFS Series Trust X) at May 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 18, 2016

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

44

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
William Adams Robert Almeida Michael Roberge James Swanson Barnaby Wiener

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to. . .” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

46

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $447,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

47

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

49

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® BLENDED RESEARCH®

GROWTH EQUITY FUND

BRW-ANN

MFS® BLENDED RESEARCH®

GROWTH EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.9%
Amazon.com, Inc.	3.9%
Facebook, Inc., “A”	3.4%
Verizon Communications, Inc.	2.7%
Gilead Sciences, Inc.	2.1%
Alphabet, Inc., “C”	1.9%
Comcast Corp., “A”	1.9%
Celgene Corp.	1.8%
Bristol-Myers Squibb Co.	1.8%
Eli Lilly & Co.	1.7%

Equity sectors
Technology	17.6%
Health Care	15.7%
Retailing	12.3%
Leisure	11.8%
Consumer Staples	10.7%
Special Products & Services	7.2%
Financial Services	5.8%
Industrial Goods & Services	4.4%
Utilities & Communications	3.8%
Basic Materials	2.8%
Autos & Housing	2.5%
Transportation	2.5%
Energy	0.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period September 15, 2015 to May 31, 2016, Class A shares of the MFS Blended Research Growth Equity Fund (“fund”) provided a total return of 2.81%, at net asset value. This compares with a return of 6.36% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in December and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Weak stock selection within the health care sector was a primary factor for the fund’s underperformance relative to the Russell 1000® Growth Index. Within this sector, most notable detractors from relative performance were the fund’s positions in hospital healthcare services provider Community Health Systems (b) and Medicaid-related solutions provider Molina Healthcare (b), and an overweight position in biopharmaceutical company Gilead Sciences. Shares of Community Health Systems depreciated following disappointing earnings in the fourth quarter of 2015 driven by weak patient volumes and a higher-than-anticipated bad debt expense.

Unfavorable security selection in the retailing sector also weighed on relative performance. Here, overweight positions in luxury goods retailer Michael Kors and footwear company Sketchers (h) hampered relative returns. Additionally, the fund’s position in video game and consumer electronics retailer GameStop (b) and multinational retailer Best Buy (b) further hurt relative results. Shares of GameStop

3

Management Review – continued

declined following weaker-than-expected software sales. Titles that disappointed during the period included: Star Wars Battlefront, Assassin’s Creed, Halo, Tomb Raider and Rock

Weak stock selection within the leisure sector also hurt relative performance. The fund’s underweight position in fast-food company giant McDonald’s hindered relative performance. Shares of McDonald’s rose after the company reported strong third-quarter 2015 results and turnaround initiatives.

Elsewhere, the fund’s position in computer electronics company Western Digital (b)(h) and an overweight position in airline holding company United Continental Holdings hurt relative results.

Contributors to Performance

Security selection in the autos & housing sector benefited relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors for the period.

Within other sectors, the fund’s overweight positions in food producer Tyson Foods, internet retailer Amazon.com, social networking service provider Facebook, agrichemical products company Monsanto, tobacco company Philip Morris International, life sciences supply company Thermo Fisher Scientific, security company Northrop Grumman, self-storage operator Extra Space Storage and payment processing company Global Payments bolstered relative results. Shares of Tyson Foods traded higher after the company released a strong full-year earnings forecast. The announcement followed strong growth in margins within the beef, chicken, pork and prepared food segments that was driven by a decline in feed costs. Shares of Amazon.com also rose after the company reported third-quarter 2015 results that exceeded consensus estimates, driven by continued strength in its wireless services segment and margin improvements across North America. Additionally, not holding a position in energy company Williams Companies benefited relative results.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	9/15/15	2.81%
B	9/15/15	2.27%
C	9/15/15	2.26%
I	9/15/15	2.97%
R1	9/15/15	2.26%
R2	9/15/15	2.61%
R3	9/15/15	2.79%
R4	9/15/15	2.97%
R5	9/15/15	2.97%
Comparative benchmark
Russell 1000® Growth Index (f)		6.36%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(3.10)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(1.73)%
C With CDSC (1% for 12 months) (v)		1.26%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.69%	$1,000.00	$998.19	$3.45
	Hypothetical (h)	0.69%	$1,000.00	$1,021.55	$3.49
B	Actual	1.46%	$1,000.00	$994.87	$7.28
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
C	Actual	1.46%	$1,000.00	$994.79	$7.28
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
I	Actual	0.46%	$1,000.00	$999.66	$2.30
	Hypothetical (h)	0.46%	$1,000.00	$1,022.70	$2.33
R1	Actual	1.46%	$1,000.00	$994.76	$7.28
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
R2	Actual	0.96%	$1,000.00	$997.21	$4.79
	Hypothetical (h)	0.96%	$1,000.00	$1,020.20	$4.85
R3	Actual	0.71%	$1,000.00	$997.95	$3.55
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
R4	Actual	0.46%	$1,000.00	$999.66	$2.30
	Hypothetical (h)	0.46%	$1,000.00	$1,022.70	$2.33
R5	Actual	0.45%	$1,000.00	$999.69	$2.25
	Hypothetical (h)	0.45%	$1,000.00	$1,022.75	$2.28

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.02%. See Note 3 in the Notes to Financial Statements for additional information.

9

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.9%
Issuer	Shares/Par	Value ($)
Aerospace - 3.3%
Northrop Grumman Corp.	210	$44,660
Spirit AeroSystems Holdings, Inc., “A” (a)	363	16,981
Textron, Inc.	703	26,756
United Technologies Corp.	381	38,321

		$126,718
Airlines - 1.6%
Delta Air Lines, Inc.	780	$33,899
United Continental Holdings, Inc. (a)	661	29,804

		$63,703
Apparel Manufacturers - 2.0%
Michael Kors Holdings Ltd. (a)	805	$34,390
NIKE, Inc., “B”	793	43,789

		$78,179
Automotive - 0.3%
Lear Corp.	111	$13,182

Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. (a)	143	$21,579
Celgene Corp. (a)	661	69,749
Gilead Sciences, Inc.	935	81,401

		$172,729
Broadcasting - 1.0%
Nielsen Holdings PLC	296	$15,803
Walt Disney Co.	224	22,225

		$38,028
Business Services - 6.0%
Accenture PLC, “A”	474	$56,392
Cognizant Technology Solutions Corp., “A” (a)	915	56,218
FleetCor Technologies, Inc. (a)	347	51,665
Global Payments, Inc.	635	49,333
Realogy Holdings Corp. (a)	525	17,220

		$230,828

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 2.7%
Charter Communications, Inc., “A” (a)	145	$31,746
Comcast Corp., “A”	1,157	73,238

		$104,984
Chemicals - 2.8%
LyondellBasell Industries N.V., “A”	621	$50,525
Monsanto Co.	517	58,147

		$108,672
Computer Software - 3.8%
Adobe Systems, Inc. (a)	255	$25,365
Intuit, Inc.	491	52,370
Microsoft Corp.	828	43,884
Salesforce.com, Inc. (a)	293	24,527

		$146,146
Computer Software - Systems - 4.9%
Apple, Inc.	1,886	$188,336

Construction - 2.2%
Owens Corning	794	$40,550
Sherwin-Williams Co.	153	44,537

		$85,087
Consumer Products - 2.2%
Estee Lauder Cos., Inc., “A”	473	$43,412
Newell Brands, Inc.	904	43,112

		$86,524
Consumer Services - 1.3%
Priceline Group, Inc. (a)	18	$22,758
ServiceMaster Global Holdings, Inc. (a)	683	26,118

		$48,876
Electronics - 1.4%
Broadcom Corp.	359	$55,415

Energy - Independent - 0.8%
Marathon Petroleum Corp.	409	$14,245
Parsley Energy, Inc., “A” (a)	624	16,268

		$30,513
Food & Beverages - 5.7%
Archer Daniels Midland Co.	1,061	$45,379
Bunge Ltd.	430	28,840

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Coca-Cola Co.	768	$34,253
General Mills, Inc.	267	16,762
Mondelez International, Inc.	431	19,175
PepsiCo, Inc.	136	13,759
Pilgrim’s Pride Corp.	666	16,563
Tyson Foods, Inc., “A”	703	44,837

		$219,568
Food & Drug Stores - 0.7%
CVS Health Corp.	275	$26,524

Gaming & Lodging - 2.2%
Carnival Corp.	789	$37,667
Norwegian Cruise Line Holdings Ltd. (a)	559	25,943
Vail Resorts, Inc.	160	21,000

		$84,610
General Merchandise - 0.9%
Target Corp.	506	$34,803

Health Maintenance Organizations - 0.6%
Molina Healthcare, Inc. (a)	482	$23,343

Insurance - 1.1%
MetLife, Inc.	405	$18,448
Prudential Financial, Inc.	307	24,330

		$42,778
Internet - 6.8%
Alphabet, Inc., “A” (a)	79	$59,159
Alphabet, Inc., “C” (a)	101	74,308
Facebook, Inc., “A” (a)	1,110	131,879

		$265,346
Leisure & Toys - 3.1%
Activision Blizzard, Inc.	974	$38,239
Electronic Arts, Inc. (a)	767	58,867
Take-Two Interactive Software, Inc. (a)	640	24,902

		$122,008
Machinery & Tools - 1.1%
Roper Technologies, Inc.	248	$42,428

Major Banks - 1.0%
JPMorgan Chase & Co.	590	$38,509

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 3.0%
Community Health Systems, Inc. (a)	752	$10,107
Express Scripts Holding Co. (a)	564	42,610
HCA Holdings, Inc. (a)	595	46,422
McKesson Corp.	85	15,567

		$114,706
Medical Equipment - 3.0%
Dentsply Sirona, Inc.	203	$12,618
Hologic, Inc. (a)	1,113	38,298
Steris PLC	205	14,233
Thermo Fisher Scientific, Inc.	336	50,995

		$116,144
Network & Telecom - 0.7%
Cisco Systems, Inc.	900	$26,145

Other Banks & Diversified Financials - 2.1%
Discover Financial Services	613	$34,825
Visa, Inc., “A”	604	47,680

		$82,505
Pharmaceuticals - 4.7%
Bristol-Myers Squibb Co.	970	$69,549
Eli Lilly & Co.	876	65,726
Merck & Co., Inc.	801	45,064

		$180,339
Railroad & Shipping - 0.3%
Union Pacific Corp.	161	$13,555

Real Estate - 1.6%
Equity Lifestyle Properties, Inc., REIT	233	$17,079
Extra Space Storage, Inc., REIT	473	43,975

		$61,054
Restaurants - 2.8%
Domino’s Pizza, Inc.	327	$39,528
McDonald’s Corp.	235	28,684
YUM! Brands, Inc.	478	39,239

		$107,451
Specialty Stores - 8.7%
Amazon.com, Inc. (a)	210	$151,786
AutoZone, Inc. (a)	83	63,263

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Best Buy Co., Inc.	1,158	$37,253
GameStop Corp., “A”	628	18,275
Home Depot, Inc.	163	21,536
Ross Stores, Inc.	405	21,627
Urban Outfitters, Inc. (a)	860	24,536

		$338,276
Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	271	$28,666

Telephone Services - 2.7%
Verizon Communications, Inc.	2,019	$102,767

Tobacco - 2.7%
Altria Group, Inc.	700	$44,548
Philip Morris International, Inc.	628	61,971

		$106,519
Trucking - 0.5%
FedEx Corp.	110	$18,147

Utilities - Electric Power - 0.4%
AES Corp.	1,533	$17,001
Total Common Stocks (Identified Cost, $3,673,786)		$3,791,112

Money Market Funds - 3.9%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	150,503	$150,503
Total Investments (Identified Cost, $3,824,289)		$3,941,615

Other Assets, Less Liabilities - (1.8)%		(69,936)
Net Assets - 100.0%		$3,871,679

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,673,786)	$3,791,112
Underlying affiliated funds, at cost and value	150,503
Total investments, at value (identified cost, $3,824,289)	$3,941,615
Cash	879
Receivables for
Fund shares sold	48,649
Dividends	3,711
Other assets	63
Total assets	$3,994,917
Liabilities
Payables for
Investments purchased	$587
Fund shares reacquired	556
Payable to affiliates
Investment adviser	70,348
Shareholder servicing costs	114
Distribution and service fees	42
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	51,576
Total liabilities	$123,238
Net assets	$3,871,679
Net assets consist of
Paid-in capital	$3,777,312
Unrealized appreciation (depreciation) on investments	117,326
Accumulated distributions in excess of net realized gain on investments	(32,846)
Undistributed net investment income	9,887
Net assets	$3,871,679
Shares of beneficial interest outstanding	377,504

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$352,365	34,386	$10.25
Class B	113,056	11,064	10.22
Class C	61,653	6,034	10.22
Class I	285,964	27,872	10.26
Class R1	51,118	5,003	10.22
Class R2	51,300	5,010	10.24
Class R3	51,391	5,014	10.25
Class R4	51,483	5,018	10.26
Class R5	2,853,349	278,103	10.26

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.88 [100 / 94.25 x $10.25]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/16 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$25,873
Dividends from underlying affiliated funds	247
Total investment income	$26,120
Expenses
Management fee	$7,136
Distribution and service fees	1,684
Shareholder servicing costs	475
Administrative services fee	12,431
Independent Trustees’ compensation	508
Custodian fee	3,590
Shareholder communications	5,037
Audit and tax fees	44,964
Legal fees	1,667
Registration fees	14,880
Stock exchange fee	6,900
Miscellaneous	4,362
Total expenses	$103,634
Fees paid indirectly	(8)
Reduction of expenses by investment adviser and distributor	(93,907)
Net expenses	$9,719
Net investment income	$16,401
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(32,327)
Change in unrealized appreciation (depreciation) on investments	$117,326
Net realized and unrealized gain (loss) on investments	$84,999
Change in net assets from operations	$101,400

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Change in net assets	Period ended 5/31/16 (c)
From operations
Net investment income	$16,401
Net realized gain (loss) on investments	(32,327)
Net unrealized gain (loss) on investments	117,326
Change in net assets from operations	$101,400
Distributions declared to shareholders
From net investment income	$(7,009)
From net realized gain on investments	(520)
Total distributions declared to shareholders	$(7,529)
Change in net assets from fund share transactions	$3,777,808
Total change in net assets	$3,871,679
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $9,887)	$3,871,679

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.28
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$10.25
Total return (%) (r)(s)(t)(x)	2.81	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.24	(a)
Expenses after expense reductions (f)	0.69	(a)
Net investment income	0.82	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$352

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period (x)	$10.22
Total return (%) (r)(s)(t)(x)	2.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.82	(a)
Expenses after expense reductions (f)	1.46	(a)
Net investment income	0.01	(a)
Net investment income	28	(n)
Net assets at end of period (000 omitted)	$113

Class C	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period (x)	$10.22
Total return (%) (r)(s)(t)(x)	2.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.92	(a)
Expenses after expense reductions (f)	1.46	(a)
Net investment income	0.02	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$62

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.21
Total from investment operations	$0.29
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$10.26
Total return (%) (r)(s)(x)	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.67	(a)
Expenses after expense reductions (f)	0.46	(a)
Net investment income	1.06	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$286

Class R1	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$(0.00	)(w)
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.22
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period (x)	$10.22
Total return (%) (r)(s)(x)	2.26	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.04	(a)
Expenses after expense reductions (f)	1.46	(a)
Net investment income	0.01	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$51

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.26
Less distributions declared to shareholders
From net investment income	$(0.02)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.02)
Net asset value, end of period (x)	$10.24
Total return (%) (r)(s)(x)	2.61	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.54	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	0.51	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$51

Class R3	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.23
Total from investment operations	$0.28
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$10.25
Total return (%) (r)(s)(x)	2.79	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.29	(a)
Expenses after expense reductions (f)	0.71	(a)
Net investment income	0.76	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$51

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.29
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$10.26
Total return (%) (r)(s)(x)	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.04	(a)
Expenses after expense reductions (f)	0.46	(a)
Net investment income	1.01	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$51

Class R5	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	0.22
Total from investment operations	$0.29
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$10.26
Total return (%) (r)(s)(x)	2.97	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.80	(a)
Expenses after expense reductions (f)	0.45	(a)
Net investment income	1.01	(a)
Portfolio turnover	28	(n)
Net assets at end of period (000 omitted)	$2,853

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Growth Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

25

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

26

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,791,112	$—	$—	$3,791,112
Mutual Funds	150,503	—	—	150,503
Total Investments	$3,941,615	$—	$—	$3,941,615

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

27

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

5/31/16
Ordinary income (including any short-term capital gains)	$7,529

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$3,828,241
Gross appreciation	230,130
Gross depreciation	(116,756)
Net unrealized appreciation (depreciation)	$113,374
Undistributed ordinary income	9,887
Post-October capital loss deferral	(28,894)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

28

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 5/31/16 (c)	Period ended 5/31/16 (c)
Class A	$253	$20
Class B	27	13
Class C	21	12
Class I	185	13
Class R1	19	11
Class R2	94	12
Class R3	131	11
Class R4	168	12
Class R5	6,111	416
Total	$7,009	$520

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended May 31, 2016, this management fee reduction amounted to $131, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the period

29

Notes to Financial Statements – continued

ended May 31, 2016, this reduction amounted to $93,759 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,193 for the period ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$271
Class B	0.75%	0.25%	1.00%	1.00%	$412
Class C	0.75%	0.25%	1.00%	1.00%	$383
Class R1	0.75%	0.25%	1.00%	1.00%	$353
Class R2	0.25%	0.25%	0.50%	0.50%	$176
Class R3	—	0.25%	0.25%	0.25%	$89
Total Distribution and Service Fees					$1,684

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the period ended May 31, 2016, this rebate amounted to $17 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended May 31, 2016.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2016, the fee was $214, which equated to 0.0120% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for

30

Notes to Financial Statements – continued

out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $261.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.6964% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended May 31, 2016, the fee paid by the fund under this agreement was $4 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 180,000 shares of Class R5 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000 as an initial investment in the fund.

At May 31, 2016, MFS held approximately 83% and 65% of the outstanding shares of Class C and Class R5, respectively, and 100% of the outstanding shares each of Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

For the period ended May 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $4,443,850 and $721,655, respectively.

31

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 5/31/16 (c)
	Shares	Amount
Shares sold
Class A	35,343	$349,579
Class B	11,060	110,918
Class C	6,158	61,250
Class I	27,853	269,760
Class R1	5,000	50,000
Class R2	5,000	49,999
Class R3	5,000	50,001
Class R4	5,000	50,000
Class R5	277,457	2,790,000
	377,871	$3,781,507

Shares issued to shareholders in reinvestment of distributions
Class A	27	$273
Class B	4	40
Class C	3	33
Class I	20	198
Class R1	3	30
Class R2	10	106
Class R3	14	142
Class R4	18	180
Class R5	646	6,527
	745	$7,529

Shares reacquired
Class A	(984)	$(10,041)
Class C	(127)	(1,177)
Class I	(1)	(10)
	(1,112)	$(11,228)

32

Notes to Financial Statements – continued

	Period ended 5/31/16 (c)
	Shares	Amount
Net change
Class A	34,386	$339,811
Class B	11,064	110,958
Class C	6,034	60,106
Class I	27,872	269,948
Class R1	5,003	50,030
Class R2	5,010	50,105
Class R3	5,014	50,143
Class R4	5,018	50,180
Class R5	278,103	2,796,527
	377,504	$3,777,808

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended May 31, 2016, the fund’s commitment fee and interest expense were $2 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	1,674,355	(1,523,852)	150,503

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$247	$150,503

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Growth Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Growth Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Growth Equity Fund as of May 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

34

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

38

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to...” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

40

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

41

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

42

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

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Definitions
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Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

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Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

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OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® BLENDED RESEARCH®

SMALL CAP EQUITY FUND

BRS-ANN

MFS® BLENDED RESEARCH® SMALL CAP EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OraSure Technologies, Inc.	1.6%
NRG Energy, Inc.	1.5%
Gramercy Property Trust, Inc., REIT	1.5%
Medical Properties Trust, Inc., REIT	1.5%
PrivateBancorp, Inc.	1.4%
Fleetmatics Group PLC	1.4%
TherapeuticsMD, Inc.	1.4%
HNI Corp.	1.4%
Urban Outfitters, Inc.	1.4%
SPX FLOW, Inc.	1.3%

Equity sectors
Financial Services	25.0%
Technology	15.7%
Health Care	13.1%
Industrial Goods & Services	8.7%
Special Products & Services	7.2%
Basic Materials	4.6%
Utilities & Communications	4.6%
Leisure	4.4%
Retailing	4.1%
Energy	3.3%
Consumer Staples	3.1%
Autos & Housing	2.5%
Transportation	1.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period September 15, 2015 to May 31, 2016, Class A shares of the MFS Blended Research Small Cap Equity Fund (“fund”) provided a total return of 3.89%, at net asset value. This compares with a return of 1.21% for the fund’s benchmark, the Russell 2000® Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in December and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong stock selection in the health care sector was a primary factor for the fund’s outperformance relative to the Russell 2000® Index. Within this sector, an overweight position in oral fluid diagnostic products manufacturer OraSure Technologies helped relative returns. Shares of OraSure Technologies traded higher after the firm delivered slightly greater-than-expected third-quarter earnings supported by growth in the DNA Genoteck, substance abuse and Ebola businesses. Additionally, an overweight position in DNA microarrays manufacturer Affymetrix (h) and healthcare company TherapeuticsMD also bolstered relative results.

Favorable security selection in the technology sector also aided relative performance. Here, the fund’s position in distributor of computer and technology products Ingram Micro (b)(h) and an overweight position in cloud-based business automation solutions company SciQuest helped relative returns. Shares of Ingram Micro benefited relative results after the company announced China-based conglomerate HNA Group had

3

Management Review – continued

agreed to acquire Ingram Micro. The acquisition represented a premium to Ingram Micro’s closing share price prior to the announcement, sending its share price soaring.

Elsewhere, overweight positions in global materials company Trinseo, flat-rolled carbon, stainless and tubular steel products manufacturer Olympic Steel, healthcare real estate investment trust Medical Properties Trust and business and travel product manufacturer Tumi holdings (h) benefited relative returns. Despite a difficult trading environment in commodity markets, shares of Olympic Steel appreciated during the period as the company maintained a strong balance sheet, while working capital deductions resulted in significant debt reduction. Additionally, the fund’s position in NRG Energy (b) benefited relative returns.

Detractors from Performance

Weak stock selection within the industrial goods & services sector weighed on relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative detractors for the period.

Within other sectors, the fund’s overweight positions in biopharmaceutical company Sucampo Pharmaceuticals, module carpet manufacturer Interface, medical technology company Cardiovascular Systems (h), clinical-stage biopharmaceutical company Alder Biopharmaceuticals (h), internet protocol network validation and network visibility solutions provider Ixia, communications satellite services provider Intelsat (h), consumer electronics company VOXX International (h), independent refiner and marketer of petroleum products Alon USA Energy, business intelligence software solutions developer Qlik Technologies and Medicaid-related solutions provider Molina Healthcare dampened relative performance. Shares of Interface depreciated after management reported revenues that were short of expectations due, in part, to weaker-than-expected orders and FX headwinds. The share price of Ixia also fell during the period as the company faced a choppy business services environment. Additionally, the company released results that included a decrease in revenues and gross profits which further weighed on performance.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	9/15/15	3.89%
B	9/15/15	3.34%
C	9/15/15	3.38%
I	9/15/15	4.14%
R1	9/15/15	3.33%
R2	9/15/15	3.68%
R3	9/15/15	3.86%
R4	9/15/15	4.04%
R5	9/15/15	4.04%
Comparative benchmark
Russell 2000® Index (f)		1.21%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(2.08)%
B With CDSC (Declining over six years from 4% to 0%) (v)		(0.66)%
C With CDSC (1% for 12 months) (v)		2.38%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 2000® Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market. The Russell 2000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.96%	$1,000.00	$1,008.69	$4.82
	Hypothetical (h)	0.96%	$1,000.00	$1,020.20	$4.85
B	Actual	1.71%	$1,000.00	$1,005.21	$8.57
	Hypothetical (h)	1.71%	$1,000.00	$1,016.45	$8.62
C	Actual	1.71%	$1,000.00	$1,005.62	$8.57
	Hypothetical (h)	1.71%	$1,000.00	$1,016.45	$8.62
I	Actual	0.71%	$1,000.00	$1,011.04	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
R1	Actual	1.71%	$1,000.00	$1,005.11	$8.57
	Hypothetical (h)	1.71%	$1,000.00	$1,016.45	$8.62
R2	Actual	1.21%	$1,000.00	$1,007.58	$6.07
	Hypothetical (h)	1.21%	$1,000.00	$1,018.95	$6.11
R3	Actual	0.96%	$1,000.00	$1,008.33	$4.82
	Hypothetical (h)	0.96%	$1,000.00	$1,020.20	$4.85
R4	Actual	0.71%	$1,000.00	$1,010.06	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
R5	Actual	0.70%	$1,000.00	$1,010.09	$3.52
	Hypothetical (h)	0.70%	$1,000.00	$1,021.50	$3.54

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.9%
Issuer	Shares/Par	Value ($)
Aerospace - 0.0%
Ducommun, Inc. (a)	88	$1,487

Airlines - 1.6%
Hawaiian Holdings, Inc. (a)	543	$21,970
SkyWest, Inc.	1,231	29,052

		$51,022
Apparel Manufacturers - 1.0%
Sequential Brands Group, Inc. (a)	3,846	$30,999

Automotive - 0.1%
Cooper Tire & Rubber Co.	84	$2,699

Biotechnology - 3.2%
Acorda Therapeutics, Inc. (a)	627	$17,834
AMAG Pharmaceuticals, Inc. (a)	293	6,282
Applied Genetic Technologies Corp. (a)	934	16,065
Enanta Pharmaceuticals, Inc. (a)	96	2,355
Five Prime Therapeutics. Inc. (a)	146	6,675
Infinity Pharmaceuticals, Inc. (a)	1,314	6,964
MiMedx Group, Inc. (a)	3,929	30,921
Myriad Genetics, Inc. (a)	493	16,708

		$103,804
Brokerage & Asset Managers - 0.2%
KCG Holdings, Inc., “A” (a)	518	$7,288

Business Services - 5.0%
Barrett Business Services, Inc.	451	$16,849
Forrester Research, Inc.	1,070	39,387
RE/MAX Holdings, Inc., “A”	1,007	40,673
Resources Connection, Inc.	1,315	20,488
Travelport Worldwide Ltd.	695	9,202
Univar, Inc. (a)	1,981	36,965

		$163,564
Chemicals - 0.2%
Huntsman Corp.	359	$5,360

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 5.3%
Aspen Technology, Inc. (a)	946	$36,062
Cornerstone OnDemand, Inc. (a)	468	18,725
Gigamon, Inc. (a)	893	27,817
Manhattan Associates, Inc. (a)	132	8,703
Paylocity Holding Corp. (a)	1,070	39,280
Qlik Technologies, Inc. (a)	1,418	40,697

		$171,284
Computer Software - Systems - 4.9%
CACI International, Inc., “A” (a)	194	$19,549
EPAM Systems, Inc. (a)	553	42,310
Fleetmatics Group PLC (a)	1,121	45,849
NCR Corp. (a)	120	3,706
Rapid7, Inc. (a)	742	9,535
SciQuest, Inc. (a)	1,500	26,460
Vantiv, Inc., “A” (a)	230	12,367

		$159,776
Construction - 2.4%
Interface, Inc.	2,042	$34,632
Lennox International, Inc.	125	17,169
Patrick Industries, Inc. (a)	71	3,794
Pool Corp.	245	22,435

		$78,030
Consumer Services - 2.2%
ABM Industries, Inc.	258	$8,816
Capella Education Co.	128	6,716
Carriage Services, Inc.	1,631	38,394
K12, Inc. (a)	456	5,413
ServiceMaster Global Holdings, Inc. (a)	308	11,778

		$71,117
Containers - 1.3%
Graphic Packaging Holding Co.	221	$2,961
Multi Packaging Solutions International Ltd. (a)	1,918	30,343
Owens-Illinois, Inc. (a)	552	10,433

		$43,737
Electrical Equipment - 1.6%
MSC Industrial Direct Co., Inc., “A”	104	$7,795
TriMas Corp. (a)	2,167	37,034
WESCO International, Inc. (a)	105	6,125

		$50,954

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 2.8%
Diodes, Inc. (a)	295	$5,682
Jabil Circuit, Inc.	1,009	19,252
Sanmina Corp. (a)	981	26,281
Tessera Technologies, Inc.	492	15,877
Ultratech, Inc. (a)	824	18,795
Vishay Intertechnology, Inc.	444	5,754

		$91,641
Energy - Independent - 3.3%
Alon USA Energy, Inc.	996	$7,520
PBF Energy, Inc., “A”	635	16,745
PDC Energy, Inc. (a)	645	37,442
Rice Energy, Inc. (a)	2,036	41,229
Westmoreland Coal Co. (a)	546	4,417

		$107,353
Food & Beverages - 3.1%
Dean Foods Co.	1,531	$27,987
Sanderson Farms, Inc.	144	12,918
Snyders-Lance, Inc.	606	18,731
SpartannNash Co.	628	18,658
TreeHouse Foods, Inc. (a)	252	23,864

		$102,158
Food & Drug Stores - 0.2%
SUPERVALU, Inc. (a)	1,340	$6,204

Forest & Paper Products - 0.2%
Domtar Corp.	152	$5,873

Gaming & Lodging - 0.9%
Isle of Capri Casinos, Inc. (a)	759	$12,061
Penn National Gaming, Inc. (a)	1,024	16,046

		$28,107
Health Maintenance Organizations - 1.1%
Centene Corp. (a)	359	$22,384
Molina Healthcare, Inc. (a)	304	14,723

		$37,107
Insurance - 3.3%
Federated National Holding Co., “C”	125	$2,698
Hanover Insurance Group, Inc.	42	3,641
HCI Group, Inc.	501	15,907

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Heritage Insurance Holdings, Inc.	747	$9,831
Maiden Holdings Ltd.	166	2,178
Safety Insurance Group, Inc.	279	16,575
Third Point Reinsurance Ltd. (a)	1,037	12,133
United Insurance Holdings Co.	741	13,012
Validus Holdings Ltd.	674	32,817

		$108,792
Internet - 1.2%
DHI Group, Inc. (a)	248	$1,748
Rubicon Project, Inc. (a)	400	5,860
Stamps.com, Inc. (a)	193	17,561
Web.Com Group, Inc. (a)	733	12,439

		$37,608
Leisure & Toys - 0.6%
Sturm Ruger & Co., Inc.	272	$18,015

Machinery & Tools - 7.1%
Allison Transmission Holdings, Inc.	922	$25,899
Colfax Corp. (a)	300	8,127
Columbus McKinnon Corp.	1,084	16,238
Greenbrier Cos., Inc.	619	17,765
Herman Miller, Inc.	183	5,794
HNI Corp.	990	45,609
IPG Photonics Corp. (a)	416	35,934
Park-Ohio Holdings Corp.	458	13,992
Regal Beloit Corp.	197	11,255
SPX Corp.	498	8,252
SPX FLOW, Inc. (a)	1,438	43,097

		$231,962
Medical & Health Technology & Services - 0.2%
Adeptus Health, Inc., “A” (a)	77	$5,506
Albany Molecular Research, Inc. (a)	102	1,481

		$6,987
Medical Equipment - 5.4%
AtriCure, Inc. (a)	475	$6,883
Cepheid, Inc. (a)	217	6,078
CONMED Corp.	193	7,685
Masimo Corp. (a)	584	29,048
NxStage Medical, Inc. (a)	1,131	21,376
OraSure Technologies, Inc. (a)	6,597	50,665

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Steris PLC	215	$14,927
VWR Corp. (a)	1,407	40,606

		$177,268
Metals & Mining - 1.6%
Olympic Steel, Inc.	1,319	$31,273
Schnitzer Steel Industries, Inc., “A”	1,203	19,356

		$50,629
Network & Telecom - 1.6%
Ixia (a)	3,413	$34,676
NeuStar, Inc., “A” (a)	742	17,474

		$52,150
Other Banks & Diversified Financials - 11.1%
Altisource Portfolio Solutions S.A. (a)	719	$20,082
BancorpSouth, Inc.	1,769	42,261
Berkshire Hills Bancorp, Inc.	325	8,931
BofI Holding, Inc. (a)	905	16,987
Brookline Bancorp, Inc.	747	8,688
Cathay General Bancorp, Inc.	1,107	34,118
East West Bancorp, Inc.	978	37,751
Encore Capital Group, Inc. (a)	306	8,228
First Interstate BancSystem, Inc.	1,172	33,953
Nelnet, Inc., “A”	429	15,736
OneMain Holdings, Inc. (a)	521	16,286
PacWest Bancorp	485	20,215
Popular, Inc.	543	17,018
PrivateBancorp, Inc.	1,035	45,902
Regional Management Corp. (a)	1,029	17,565
Western Alliance Bancorp. (a)	440	16,588

		$360,309
Pharmaceuticals - 3.1%
Amphastar Pharmaceuticals, Inc. (a)	1,369	$21,534
Catalent, Inc. (a)	715	20,106
Sucampo Pharmaceuticals, Inc. (a)	1,203	14,147
TherapeuticsMD, Inc. (a)	5,104	45,630

		$101,417
Printing & Publishing - 0.5%
R.R. Donnelley & Sons Co.	999	$16,274

Real Estate - 10.3%
Ashford Hospitality Prime, REIT	1,291	$13,969
Ashford Hospitality Trust, REIT	2,150	10,815

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Corporate Office Properties Trust, REIT	286	$7,731
Equity Commonwealth, REIT (a)	259	7,483
Gaming and Leisure Properties, Inc., REIT	476	15,665
Gramercy Property Trust, Inc., REIT	5,470	48,847
Hospitality Properties Trust, REIT	572	14,643
Mack-Cali Realty Corp., REIT	506	13,277
Medical Properties Trust, Inc., REIT	3,299	48,495
Mid-America Apartment Communities, Inc., REIT	381	39,239
Ryman Hospitality Properties, Inc., REIT	156	7,653
Sovran Self Storage, Inc., REIT	63	6,821
Store Capital Corp., REIT	1,555	39,699
Tanger Factory Outlet Centers, Inc., REIT	634	22,329
WP GLIMCHER, Inc., REIT	3,896	39,817

		$336,483
Restaurants - 2.5%
BJ’s Restaurants, Inc. (a)	189	$8,467
Brinker International, Inc.	789	35,481
Carrols Restaurant Group, Inc. (a)	1,275	15,453
Chuy’s Holdings, Inc. (a)	668	22,011

		$81,412
Specialty Chemicals - 1.3%
A. Schulman, Inc.	696	$17,616
Trinseo S.A. (a)	537	25,287

		$42,903
Specialty Stores - 3.0%
American Eagle Outfitters, Inc.	1,738	$27,182
Citi Trends, Inc.	528	8,210
Express, Inc. (a)	1,207	17,550
Urban Outfitters, Inc. (a)	1,550	44,222

		$97,164
Telecommunications - Wireless - 0.2%
Telephone and Data Systems, Inc.	228	$6,564

Telephone Services - 0.8%
Shenandoah Telecommunications Co.	774	$24,760

Utilities - Electric Power - 3.2%
NRG Energy, Inc.	3,003	$49,189
PNM Resources, Inc.	943	30,968
Portland General Electric Co.	228	9,389

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Spark Energy, Inc., “A”	516	$15,526

		$105,072
Utilities - Water - 0.3%
American States Water Co.	293	$11,445
Total Common Stocks (Identified Cost, $3,016,306)		$3,186,778

Money Market Funds - 4.7%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	152,940	$152,940
Total Investments (Identified Cost, $3,169,246)		$3,339,718

Other Assets, Less Liabilities - (2.6)%		(83,399)
Net Assets - 100.0%		$3,256,319

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $3,016,306)	$3,186,778
Underlying affiliated funds, at cost and value	152,940
Total investments, at value (identified cost, $3,169,246)	$3,339,718
Receivables for
Investments sold	6,327
Fund shares sold	29,800
Dividends	2,910
Other assets	63
Total assets	$3,378,818
Liabilities
Payable to affiliates
Investment adviser	$69,448
Shareholder servicing costs	115
Distribution and service fees	59
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	52,862
Total liabilities	$122,499
Net assets	$3,256,319
Net assets consist of
Paid-in capital	$3,109,697
Unrealized appreciation (depreciation) on investments	170,472
Accumulated net realized gain (loss) on investments	(28,984)
Undistributed net investment income	5,134
Net assets	$3,256,319
Shares of beneficial interest outstanding	314,057

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$637,124	61,479	$10.36
Class B	97,871	9,475	10.33
Class C	89,450	8,662	10.33
Class I	350,827	33,814	10.38
Class R1	51,671	5,001	10.33
Class R2	51,855	5,009	10.35
Class R3	51,947	5,013	10.36
Class R4	52,039	5,016	10.37
Class R5	1,873,535	180,588	10.37

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.99 [100 / 94.25 x $10.36]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/16 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$25,768
Dividends from underlying affiliated funds	195
Foreign taxes withheld	(33)
Total investment income	$25,930
Expenses
Management fee	$11,469
Distribution and service fees	1,887
Shareholder servicing costs	505
Administrative services fee	12,431
Independent Trustees’ compensation	508
Custodian fee	3,631
Shareholder communications	5,890
Audit and tax fees	44,964
Legal fees	1,667
Registration fees	14,801
Stock exchange fee	7,800
Miscellaneous	4,563
Total expenses	$110,116
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(95,824)
Net expenses	$14,284
Net investment income	$11,646
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(28,984)
Change in unrealized appreciation (depreciation) on investments	$170,472
Net realized and unrealized gain (loss) on investments	$141,488
Change in net assets from operations	$153,134

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 5/31/16 (c)
Change in net assets
From operations
Net investment income	$11,646
Net realized gain (loss) on investments	(28,984)
Net unrealized gain (loss) on investments	170,472
Change in net assets from operations	$153,134
Distributions declared to shareholders
From net investment income	$(7,001)
Change in net assets from fund share transactions	$3,110,186
Total change in net assets	$3,256,319
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $5,134)	$3,256,319

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.35
Total from investment operations	$0.39
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$10.36
Total return (%) (r)(s)(t)(x)	3.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.46	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	0.52	(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$637

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.35
Total from investment operations	$0.33
From net investment income	$(0.00	)(w)
Net asset value, end of period (x)	$10.33
Total return (%) (r)(s)(t)(x)	3.34	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.17	(a)
Expenses after expense reductions (f)	1.71	(a)
Net investment loss	(0.25	)(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$98

Class C	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.36
Total from investment operations	$0.34
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period (x)	$10.33
Total return (%) (r)(s)(t)(x)	3.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.03	(a)
Expenses after expense reductions (f)	1.71	(a)
Net investment loss	(0.24	)(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$89
See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.36
Total from investment operations	$0.41
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$10.38
Total return (%) (r)(s)(x)	4.14	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.39	(a)
Expenses after expense reductions (f)	0.71	(a)
Net investment income	0.73	(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$351

Class R1	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment loss (d)	$(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	0.35
Total from investment operations	$0.33
From net investment income	$(0.00	)(w)
Net asset value, end of period (x)	$10.33
Total return (%) (r)(s)(x)	3.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	7.32	(a)
Expenses after expense reductions (f)	1.71	(a)
Net investment loss	(0.24	)(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$52

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	0.35
Total from investment operations	$0.37
Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period (x)	$10.35
Total return (%) (r)(s)(x)	3.68	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.82	(a)
Expenses after expense reductions (f)	1.21	(a)
Net investment income	0.26	(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$52

Class R3	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.34
Total from investment operations	$0.38
Less distributions declared to shareholders
From net investment income	$(0.02)
Net asset value, end of period (x)	$10.36
Total return (%) (r)(s)(x)	3.86	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.57	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	0.51	(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.35
Total from investment operations	$0.40
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$10.37
Total return (%) (r)(s)(x)	4.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.32	(a)
Expenses after expense reductions (f)	0.71	(a)
Net investment income	0.76	(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$52

Class R5	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.05
Net realized and unrealized gain (loss) on investments and foreign currency	0.35
Total from investment operations	$0.40
Less distributions declared to shareholders
From net investment income	$(0.03)
Net asset value, end of period (x)	$10.37
Total return (%) (r)(s)(x)	4.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.31	(a)
Expenses after expense reductions (f)	0.70	(a)
Net investment income	0.77	(a)
Portfolio turnover	47	(n)
Net assets at end of period (000 omitted)	$1,874

See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

28

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$3,186,778	$—	$—	$3,186,778
Mutual Funds	152,940	—	—	152,940
Total Investments	$3,339,718	$—	$—	$3,339,718

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three

29

Notes to Financial Statements – continued

year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

5/31/16
Ordinary income (including any short-term capital gains)	$7,001

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$3,175,126
Gross appreciation	295,633
Gross depreciation	(131,041)
Net unrealized appreciation (depreciation)	$164,592
Undistributed ordinary income	5,134
Capital loss carryforwards	(23,104)

As of May 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(23,104)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

30

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

From net investment income
Period ended 5/31/16 (c)
Class A	$391
Class B	19
Class C	46
Class I	407
Class R1	12
Class R2	85
Class R3	122
Class R4	159
Class R5	5,760
Total	$7,001

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.65%
Next $1.5 billion of average daily net assets	0.60%
Average daily net assets in excess of $2.5 billion	0.575%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended May 31, 2016, this management fee reduction amounted to $130, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.64% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

31

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the period ended May 31, 2016, this reduction amounted to $95,694, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,194 for the period ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$431
Class B	0.75%	0.25%	1.00%	1.00%	408
Class C	0.75%	0.25%	1.00%	1.00%	445
Class R1	0.75%	0.25%	1.00%	1.00%	345
Class R2	0.25%	0.25%	0.50%	0.50%	172
Class R3	—	0.25%	0.25%	0.25%	86
Total Distribution and Service Fees					$1,887

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended May 31, 2016.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. There were no contingent deferred sales charges imposed during the period ended May 31, 2016.

32

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2016, the fee was $212, which equated to 0.0120% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $293.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.7041% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended May 31, 2016, the fee paid by the fund under this agreement was $4 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 180,000 shares of Class R5 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $2,200,000 as an initial investment in the fund.

On March 16, 2016, MFS purchased 17,150 shares of Class I for an aggregate amount of $164,640.

33

Notes to Financial Statements – continued

At May 31, 2016, MFS held approximately 53%, 58%, and 66% of the shares outstanding of Class B, Class C, and Class I, respectively, and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5.

(4) Portfolio Securities

For the period ended May 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $4,236,581 and $1,191,019, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 5/31/16 (c)
	Shares	Amount
Shares sold
Class A	63,648	$617,119
Class B	9,573	95,369
Class C	8,658	85,190
Class I	34,476	335,843
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R5	180,000	1,800,000
	316,355	$3,133,521

Shares issued to shareholders in reinvestment of distributions
Class A	40	$391
Class B	2	19
Class C	5	46
Class I	42	407
Class R1	1	12
Class R2	9	85
Class R3	12	122
Class R4	16	159
Class R5	588	5,760
	715	$7,001

Shares reacquired
Class A	(2,209)	$(22,563)
Class B	(100)	(978)
Class C	(1)	(12)
Class I	(703)	(6,783)
	(3,013)	$(30,336)

34

Notes to Financial Statements – continued

	Period ended 5/31/16 (c)
	Shares	Amount
Net change
Class A	61,479	$594,947
Class B	9,475	94,410
Class C	8,662	85,224
Class I	33,815	329,467
Class R1	5,001	50,012
Class R2	5,009	50,085
Class R3	5,012	50,122
Class R4	5,016	50,159
Class R5	180,588	1,805,760
	314,057	$3,110,186

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

Class 529A, Class 529B, and Class 529C shares were not available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended May 31, 2016, the fund’s commitment fee and interest expense were $2 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	746,664	(593,724)	152,940

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$195	$152,940

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Small Cap Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Small Cap Equity Fund as of May 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

40

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

41

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

42

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

43

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

44

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

45

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

May 31, 2016

MFS® BLENDED RESEARCH® VALUE EQUITY FUND

BRU-ANN

MFS® BLENDED RESEARCH® VALUE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

While economic growth remains subpar on a global basis, markets had largely recovered after a bout of volatility early this year only to be blindsided by the unexpected vote by the United Kingdom to leave the European Union. Central bank policy remains accommodative globally, with the U.S. Federal Reserve recently signaling it will move slowly in tightening monetary policy as the labor market cools and inflation remains in check. This suggests a continuation of the “lower for longer” interest rate environment.

Overcapacity in the manufacturing sector has been restraining prices and profits around the world. China continues to grapple with challenges posed by its attempt to shift from an investment-led, export-driven model to a consumer-driven economy, amplifying the global manufacturing glut. Emerging markets have been mixed of late, supported by firmer commodity prices but constrained by the prospect of tighter financial conditions in the wake of the Brexit vote.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

July 18, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	3.7%
Wells Fargo & Co.	3.4%
Cisco Systems, Inc.	2.6%
Exxon Mobil Corp.	2.4%
Merck & Co., Inc.	2.4%
Procter & Gamble Co.	2.1%
General Electric Co.	1.9%
Thermo Fisher Scientific, Inc.	1.8%
Goldman Sachs Group, Inc.	1.7%
Exelon Corp.	1.7%

Equity sectors
Financial Services	25.6%
Energy	12.7%
Health Care	11.9%
Utilities & Communications	8.6%
Technology	7.7%
Industrial Goods & Services	7.1%
Consumer Staples	6.8%
Leisure	5.0%
Special Products & Services	3.8%
Retailing	3.4%
Autos & Housing	2.7%
Basic Materials	2.3%
Transportation	1.3%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 5/31/16.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period September 15, 2015 through May 31, 2016, Class A shares of the MFS Blended Research Value Equity Fund (“fund”) provided a total return of 6.70%, at net asset value. This compares with a return of 9.95% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. The US Federal Reserve (“Fed”) began its anticipated monetary policy tightening cycle in December and Fed officials said they expect to make gradual further adjustments in the stance of monetary policy. Other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets early in the period. China subsequently ramped up a wide range of monetary and fiscal measures in an attempt to stimulate the economy, bolster sentiment and stabilize its currency. China’s economy showed signs of stabilization at the end of the period, though concerns over high debt levels persist.

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, through most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed significantly late in the period. Global trade was dampened particularly by falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period. In emerging markets, weaker Chinese growth, which drove the decline in commodity prices, weighed on economies and asset prices. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Detractors from Performance

Weak stock selection within the health care sector was a primary factor for the fund’s underperformance relative to the Russell 1000® Value Index. Within this sector, most notable were the fund’s overweight positions in hospital operators Community Health Systems and HCA Holdings. Shares of Community Health Systems depreciated following disappointing earnings in the fourth quarter of 2015 driven by weak patient volumes and higher-than-anticipated bad debt expenses.

Unfavorable security selection in the energy sector also weighed on relative performance. Here, overweight positions in independent petroleum products manufacturer Marathon Petroleum and oil refiner Valero Energy hampered relative returns. Despite strong fourth-quarter results and a favorable longer-term growth opportunity set, shares of Marathon Petroleum sold sharply at the beginning of the calendar year on what appeared to be intensified market concerns over gasoline demand. Additionally, underweight allocations to integrated energy companies Chevron and Exxon Mobil also weakened relative performance.

3

Management Review – continued

Elsewhere, overweight positions in real estate services provider Realogy Holdings, financial services firm Goldman Sachs and cruise line operator Royal Caribbean Cruises dampened relative performance. Shares of Realogy Holdings depreciated following a weaker-than-expected full year guidance announcement owing primarily to the company’s higher cost structure which had a significant impact on incremental margins. Additionally, underweighting strong performing software giant Microsoft also hurt relative results.

Contributors to Performance

Strong stock selection in the consumer staples sector aided relative performance. Within this sector, an overweight position in food producer Tyson Foods helped relative returns. Shares of Tyson Foods traded higher after the company released a strong full-year earnings forecast. The announcement followed strong growth in margins within the beef, chicken, pork and prepared food segments that was driven by a decline in feed costs. Additionally, the timing of the fund’s ownership in shares of oilseeds, corn, and wheat processor Archer Daniels Midland also bolstered relative results.

Within other sectors, the fund’s overweight positions in utility services provider Exelon, global security company Northrop Grumman, storage facility operator Public Storage, real estate investment trust Mid-America Apartment Communities and life sciences supply company Thermo Fisher Scientific helped relative returns. Shares of Exelon contributed to portfolio returns as the stock performance outpaced the benchmark. The company reported strong earnings and also committed to a 2.5% dividend hike for the next three years. The announcement that Northrop Grumman had been awarded the contract from the US Air Force to build a new long range strike bomber positively affected its share price. In addition, solid earnings and news that a better-than-expected budget deal was reached also supported the stock price during the reporting period. Additionally, not holding shares of natural gas pipelines operator Kinder Morgan and eye care and skin care products company Allergan, as well as an underweight position in financial services firm Bank of America also aided relative results.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/16

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	9/15/15	6.70%
B	9/15/15	6.20%
C	9/15/15	6.16%
I	9/15/15	7.02%
R1	9/15/15	6.20%
R2	9/15/15	6.56%
R3	9/15/15	6.74%
R4	9/15/15	6.92%
R5	9/15/15	6.92%
Comparative benchmark
Russell 1000® Value Index (f)		9.95%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		0.56%
B With CDSC (Declining over six years from 4% to 0%) (v)		2.20%
C With CDSC (1% for 12 months) (v)		5.16%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2015 through May 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2015 through May 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/15	Ending Account Value 5/31/16	Expenses Paid During Period (p) 12/01/15-5/31/16
A	Actual	0.71%	$1,000.00	$1,011.36	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
B	Actual	1.46%	$1,000.00	$1,007.60	$7.33
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
C	Actual	1.46%	$1,000.00	$1,007.21	$7.33
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
I	Actual	0.46%	$1,000.00	$1,013.46	$2.32
	Hypothetical (h)	0.46%	$1,000.00	$1,022.70	$2.33
R1	Actual	1.46%	$1,000.00	$1,007.60	$7.33
	Hypothetical (h)	1.46%	$1,000.00	$1,017.70	$7.36
R2	Actual	0.96%	$1,000.00	$1,010.05	$4.82
	Hypothetical (h)	0.96%	$1,000.00	$1,020.20	$4.85
R3	Actual	0.71%	$1,000.00	$1,011.75	$3.57
	Hypothetical (h)	0.71%	$1,000.00	$1,021.45	$3.59
R4	Actual	0.46%	$1,000.00	$1,012.50	$2.31
	Hypothetical (h)	0.46%	$1,000.00	$1,022.70	$2.33
R5	Actual	0.45%	$1,000.00	$1,012.53	$2.26
	Hypothetical (h)	0.45%	$1,000.00	$1,022.75	$2.28

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)
Aerospace - 2.9%
Northrop Grumman Corp.	225	$47,851
Textron, Inc.	383	14,577
United Technologies Corp.	227	22,832

		$85,260
Airlines - 0.7%
Delta Air Lines, Inc.	479	$20,817

Apparel Manufacturers - 0.2%
Michael Kors Holdings Ltd. (a)	156	$6,664

Automotive - 1.6%
Goodyear Tire & Rubber Co.	952	$26,627
Lear Corp.	164	19,477

		$46,104
Biotechnology - 0.5%
Gilead Sciences, Inc.	171	$14,887

Business Services - 3.0%
Cognizant Technology Solutions Corp., “A” (a)	476	$29,245
Global Payments, Inc.	430	33,407
Realogy Holdings Corp. (a)	794	26,043

		$88,695
Cable TV - 1.1%
Comcast Corp., “A”	532	$33,676

Chemicals - 1.2%
LyondellBasell Industries N.V., “A”	418	$34,008

Computer Software - 0.5%
Microsoft Corp.	292	$15,476

Computer Software - Systems - 2.5%
EMC Corp.	1,539	$43,015
Hewlett Packard Enterprise	822	15,182
NetApp, Inc.	543	13,863

		$72,060

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 1.1%
Owens Corning	660	$33,706

Consumer Products - 3.1%
Newell Brands, Inc.	641	$30,569
Procter & Gamble Co.	760	61,590

		$92,159
Consumer Services - 0.8%
Priceline Group, Inc. (a)	18	$22,758

Containers - 1.2%
Crown Holdings, Inc. (a)	303	$15,808
Graphic Packaging Holding Co.	1,438	19,269

		$35,077
Electrical Equipment - 2.8%
Danaher Corp.	248	$24,393
General Electric Co.	1,893	57,225

		$81,618
Electronics - 2.1%
Broadcom Corp.	216	$33,342
Intel Corp.	927	29,284

		$62,626
Energy - Independent - 7.7%
Anadarko Petroleum Corp.	404	$20,951
EOG Resources, Inc.	295	24,001
Hess Corp.	461	27,628
Marathon Petroleum Corp.	674	23,475
Noble Energy, Inc.	824	29,458
Occidental Petroleum Corp.	588	44,359
Valero Energy Corp.	668	36,540
WPX Energy, Inc. (a)	2,033	20,920

		$227,332
Energy - Integrated - 3.1%
Chevron Corp.	180	$18,180
Exxon Mobil Corp.	804	71,572

		$89,752
Food & Beverages - 2.4%
Archer Daniels Midland Co.	745	$31,864
Tyson Foods, Inc., “A”	593	37,822

		$69,686

11

Portfolio of Investments - continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 1.0%
Royal Caribbean Cruises Ltd.	364	$28,170

General Merchandise - 1.1%
Target Corp.	454	$31,226

Health Maintenance Organizations - 0.5%
Molina Healthcare, Inc. (a)	326	$15,788

Insurance - 6.6%
American International Group, Inc.	258	$14,933
Berkshire Hathaway, Inc., “B” (a)	223	31,340
Chubb Ltd.	152	19,245
MetLife, Inc.	996	45,368
Prudential Financial, Inc.	501	39,704
Validus Holdings Ltd.	897	43,675

		$194,265
Leisure & Toys - 2.9%
Activision Blizzard, Inc.	882	$34,627
Electronic Arts, Inc. (a)	336	25,788
Take-Two Interactive Software, Inc. (a)	656	25,525

		$85,940
Machinery & Tools - 0.5%
IPG Photonics Corp. (a)	153	$13,216

Major Banks - 10.8%
Bank of America Corp.	1,135	$16,787
Goldman Sachs Group, Inc.	317	50,555
JPMorgan Chase & Co.	1,667	108,805
PNC Financial Services Group, Inc.	466	41,819
Wells Fargo & Co.	1,982	100,527

		$318,493
Medical & Health Technology & Services - 1.4%
Community Health Systems, Inc. (a)	838	$11,263
HCA Holdings, Inc. (a)	373	29,101

		$40,364
Medical Equipment - 4.1%
Abbott Laboratories	968	$38,362
Stryker Corp.	272	30,236
Thermo Fisher Scientific, Inc.	340	51,602

		$120,200

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.8%
Sempra Energy	225	$24,102

Network & Telecom - 2.6%
Cisco Systems, Inc.	2,681	$77,883

Oil Services - 1.9%
Halliburton Co.	1,146	$48,338
Schlumberger Ltd.	106	8,088

		$56,426
Other Banks & Diversified Financials - 4.9%
Assured Guaranty Ltd.	621	$16,699
Citigroup, Inc.	557	25,939
Discover Financial Services	792	44,994
Fifth Third Bancorp	2,115	39,910
SunTrust Banks, Inc.	352	15,425

		$142,967
Pharmaceuticals - 5.4%
Eli Lilly & Co.	346	$25,960
Johnson & Johnson	409	46,090
Merck & Co., Inc.	1,251	70,381
Pfizer, Inc.	499	17,315

		$159,746
Pollution Control - 0.9%
Republic Services, Inc.	120	$5,794
Waste Management, Inc.	356	21,698

		$27,492
Railroad & Shipping - 0.5%
Union Pacific Corp.	191	$16,080

Real Estate - 3.3%
Mid-America Apartment Communities, Inc., REIT	384	$39,548
Public Storage, Inc., REIT	137	34,758
WP GLIMCHER, Inc., REIT	2,223	22,719

		$97,025
Specialty Stores - 2.1%
AutoZone, Inc. (a)	47	$35,823
Best Buy Co., Inc.	302	9,717
Urban Outfitters, Inc. (a)	594	16,947

		$62,487

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 2.2%
AT&T, Inc.	702	$27,483
Verizon Communications, Inc.	745	37,921

		$65,404
Tobacco - 1.3%
Altria Group, Inc.	606	$38,566

Utilities - Electric Power - 5.6%
AES Corp.	2,464	$27,326
American Electric Power Co., Inc.	326	21,102
Exelon Corp.	1,437	49,246
NRG Energy, Inc.	1,121	18,362
PPL Corp.	1,255	48,368

		$164,404
Total Common Stocks (Identified Cost, $2,756,590)		$2,912,605

Money Market Funds - 4.8%
MFS Institutional Money Market Portfolio, 0.36%, at Cost and Net Asset Value (v)	142,263	$142,263
Total Investments (Identified Cost, $2,898,853)		$3,054,868

Other Assets, Less Liabilities - (3.7)%		(110,228)
Net Assets - 100.0%		$2,944,640

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $2,756,590)	$2,912,605
Underlying affiliated funds, at cost and value	142,263
Total investments, at value (identified cost, $2,898,853)	$3,054,868
Receivables for
Fund shares sold	4,714
Dividends	7,006
Other assets	63
Total assets	$3,066,651
Liabilities
Payable to affiliates
Investment adviser	$70,608
Shareholder servicing costs	89
Distribution and service fees	54
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	51,245
Total liabilities	$122,011
Net assets	$2,944,640
Net assets consist of
Paid-in capital	$2,794,179
Unrealized appreciation (depreciation) on investments	156,015
Accumulated net realized gain (loss) on investments	(25,698)
Undistributed net investment income	20,144
Net assets	$2,944,640
Shares of beneficial interest outstanding	278,209

15

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$419,909	39,719	$10.57
Class B	60,207	5,708	10.55
Class C	137,277	13,037	10.53
Class I	189,012	17,839	10.60
Class R1	53,090	5,033	10.55
Class R2	53,280	5,041	10.57
Class R3	53,374	5,044	10.58
Class R4	53,468	5,048	10.59
Class R5	1,925,023	181,740	10.59

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $11.21 [100 / 94.25 x $10.57]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF OPERATIONS

Period ended 5/31/16 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$45,149
Dividends from underlying affiliated funds	189
Total investment income	$45,338
Expenses
Management fee	$7,512
Distribution and service fees	2,171
Shareholder servicing costs	498
Administrative services fee	12,431
Independent Trustees’ compensation	508
Custodian fee	3,591
Shareholder communications	4,650
Audit and tax fees	44,964
Legal fees	1,668
Registration fees	14,943
Stock exchange fee	6,900
Miscellaneous	4,359
Total expenses	$104,195
Fees paid indirectly	(8)
Reduction of expenses by investment adviser	(93,513)
Net expenses	$10,674
Net investment income	$34,664
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$(15,107)
Change in unrealized appreciation (depreciation) on investments	$156,015
Net realized and unrealized gain (loss) on investments	$140,908
Change in net assets from operations	$175,572

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Period ended 5/31/16 (c)
Change in net assets
From operations
Net investment income	$34,664
Net realized gain (loss) on investments	(15,107)
Net unrealized gain (loss) on investments	156,015
Change in net assets from operations	$175,572
Distributions declared to shareholders
From net investment income	$(15,001)
From net realized gain on investments	(10,601)
Total distributions declared to shareholders	$(25,602)
Change in net assets from fund share transactions	$2,794,670
Total change in net assets	$2,944,640
Net assets
At beginning of period	—
At end of period (including undistributed net investment income of $20,144)	$2,944,640

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.67
Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.10)
Net asset value, end of period (x)	$10.57
Total return (%) (r)(s)(t)(x)	6.70	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.03	(a)
Expenses after expense reductions (f)	0.71	(a)
Net investment income	1.74	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$420

See Notes to Financial Statements

19

Financial Highlights – continued

Class B	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.62
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$10.55
Total return (%) (r)(s)(t)(x)	6.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.53	(a)
Expenses after expense reductions (f)	1.46	(a)
Net investment income	0.94	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$60

Class C	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments	0.54
Total from investment operations	$0.61
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.08)
Net asset value, end of period (x)	$10.53
Total return (%) (r)(s)(t)(x)	6.16	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.15	(a)
Expenses after expense reductions (f)	1.46	(a)
Net investment income	0.91	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$137

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments	0.56
Total from investment operations	$0.70
Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.10)
Net asset value, end of period (x)	$10.60
Total return (%) (r)(s)(x)	7.02	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.02	(a)
Expenses after expense reductions (f)	0.46	(a)
Net investment income	1.95	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$189

Class R1	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.62
Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.07)
Net asset value, end of period (x)	$10.55
Total return (%) (r)(s)(x)	6.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.58	(a)
Expenses after expense reductions (f)	1.46	(a)
Net investment income	0.95	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$53

See Notes to Financial Statements

21

Financial Highlights – continued

Class R2	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.10
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.65
Less distributions declared to shareholders
From net investment income	$(0.04)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.08)
Net asset value, end of period (x)	$10.57
Total return (%) (r)(s)(x)	6.56	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.08	(a)
Expenses after expense reductions (f)	0.96	(a)
Net investment income	1.45	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$53

Class R3	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.12
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.67
Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.09)
Net asset value, end of period (x)	$10.58
Total return (%) (r)(s)(x)	6.74	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.83	(a)
Expenses after expense reductions (f)	0.71	(a)
Net investment income	1.70	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$53

See Notes to Financial Statements

22

Financial Highlights – continued

Class R4	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.69
Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.10)
Net asset value, end of period (x)	$10.59
Total return (%) (r)(s)(x)	6.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.58	(a)
Expenses after expense reductions (f)	0.46	(a)
Net investment income	1.95	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$53

Class R5	Period ended 5/31/16 (c)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments	0.55
Total from investment operations	$0.69
Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain on investments	(0.04)
Total distributions declared to shareholders	$(0.10)
Net asset value, end of period (x)	$10.59
Total return (%) (r)(s)(x)	6.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.57	(a)
Expenses after expense reductions (f)	0.45	(a)
Net investment income	1.96	(a)
Portfolio turnover	33	(n)
Net assets at end of period (000 omitted)	$1,925

See Notes to Financial Statements

23

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

25

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

26

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,912,605	$—	$—	$2,912,605
Mutual Funds	142,263	—	—	142,263
Total Investments	$3,054,868	$—	$—	$3,054,868

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended May 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

27

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal year is as follows:

5/31/16
Ordinary income (including any short-term capital gains)	$25,602

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/16
Cost of investments	$2,910,906
Gross appreciation	230,849
Gross depreciation	(86,887)
Net unrealized appreciation (depreciation)	$143,962
Undistributed ordinary income	20,144
Post-October capital loss deferral	(13,645)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

28

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statement of Changes in Net Assets are presented by class as follows:

	From net investment income	From net realized gain on investments
	Period ended 5/31/16 (c)	Period ended 5/31/16 (c)
Class A	$2,165	$1,521
Class B	140	198
Class C	536	489
Class I	713	483
Class R1	140	198
Class R2	216	198
Class R3	254	198
Class R4	292	198
Class R5	10,545	7,118
Total	$15,001	$10,601

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended May 31, 2016, this management fee reduction amounted to $138, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R5
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

29

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2017. For the period ended May 31, 2016, this reduction amounted to $93,375 which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $694 for the period ended May 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$563
Class B	0.75%	0.25%	1.00%	1.00%	372
Class C	0.75%	0.25%	1.00%	1.00%	607
Class R1	0.75%	0.25%	1.00%	1.00%	360
Class R2	0.25%	0.25%	0.50%	0.50%	179
Class R3	—	0.25%	0.25%	0.25%	90
Total Distribution and Service Fees					$2,171

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended May 31, 2016.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended May 31, 2016, were as follows:

Amount
Class A	$—
Class B	—
Class C	448

30

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2016, the fee was $224, which equated to 0.0119% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the period ended May 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $274.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended May 31, 2016 was equivalent to an annual effective rate of 0.6615% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the period ended May 31, 2016, the fee paid by the fund under this agreement was $4 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 14, 2015, MFS purchased 180,000 shares of Class R5 and 5,000 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4, for an aggregate amount of $2,200,000 as an initial investment in the fund.

On March 16, 2016, MFS purchased 242 shares of Class I for an aggregate amount of $2,449.

31

Notes to Financial Statements – continued

At May 31, 2016, MFS held approximately 88% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, Class R4, and Class R5.

(4) Portfolio Securities

For the period ended May 31, 2016, purchases and sales of investments, other than short-term obligations, aggregated $3,690,150 and $881,704, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Period ended 5/31/16 (c)
	Shares	Amount
Shares sold
Class A	58,052	$588,547
Class B	5,678	56,952
Class C	17,818	182,004
Class I	22,591	225,973
Class R1	5,000	50,000
Class R2	5,000	50,000
Class R3	5,000	50,000
Class R4	5,000	50,000
Class R5	180,000	1,800,000
	304,139	$3,053,476

Shares issued to shareholders in reinvestment of distributions
Class A	363	$3,686
Class B	33	337
Class C	101	1,025
Class I	117	1,196
Class R1	33	337
Class R2	41	413
Class R3	44	452
Class R4	48	490
Class R5	1,740	17,663
	2,520	$25,599

Shares reacquired
Class A	(18,696)	$(187,405)
Class B	(3)	(35)
Class C	(4,882)	(46,765)
Class I	(4,869)	(50,200)
	(28,450)	$(284,405)

32

Notes to Financial Statements – continued

	Period ended 5/31/16 (c)
	Shares	Amount
Net change
Class A	39,719	$404,828
Class B	5,708	57,254
Class C	13,037	136,264
Class I	17,839	176,969
Class R1	5,033	50,337
Class R2	5,041	50,413
Class R3	5,044	50,452
Class R4	5,048	50,490
Class R5	181,740	1,817,663
	278,209	$2,794,670

(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the period ended May 31, 2016, the fund’s commitment fee and interest expense were $2 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	1,087,810	(945,547)	142,263

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$189	$142,263

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Value Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Value Equity Fund (one of the series of MFS Series Trust X) (the “Fund”) as of May 31, 2016, and the related statements of operations, changes in net assets, and the financial highlights for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Value Equity Fund as of May 31, 2016, and the results of its operations, changes in its net assets, and the financial highlights for the period from September 15, 2015 (the commencement of the Fund’s investment operations) through May 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 18, 2016

34

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

38

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of July 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Fallon Matthew Krummell Jonathan Sage John Stocks

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to...”header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to ... “ header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

40

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 83.36% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

41

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

42

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended May 31, 2016 and 2015, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Absolute Return Fund	72,061	72,061
MFS Blended Research Growth Equity Fund	35,200	N/A	**
MFS Blended Research Small Cap Equity Fund	35,200	N/A	**
MFS Blended Research Value Equity Fund	35,200	N/A	**
MFS International Diversification Fund	28,999	28,999

Total	206,660	101,060

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	27,811	27,811
MFS Conservative Allocation Fund	27,811	27,811
MFS Emerging Markets Equity Fund	50,960	50,960
MFS Growth Allocation Fund	27,811	27,811
MFS International Growth Fund	51,068	51,068
MFS International Value Fund	51,068	51,068
MFS Managed Wealth Fund	24,800	16,800
MFS Moderate Allocation Fund	27,811	27,811

Total	289,140	281,140

For the fiscal years ended May 31, 2016 and 2015, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2016	2015		2016	2015		2016	2015
Fees billed by Deloitte:
To MFS Absolute Return Fund	0	0		11,453	11,453		0	13,200
To MFS Blended Research Growth Equity Fund	0	N/A	**	8,500	N/A	**	0	N/A	**
To MFS Blended Research Small Cap Equity Fund	0	N/A	**	8,500	N/A	**	0	N/A	**
To MFS Blended Research Value Equity Fund	0	N/A	**	8,500	N/A	**	0	N/A	**
To MFS International Diversification Fund	0	0		7,172	7,172		0	1,953
Total fees billed by Deloitte To above Funds:	0	0		44,125	18,625		0	15,153

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[3]
	2016	2015		2016	2015		2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Absolute Return Fund*	0	1,282,120		0	0		5,000	5,000
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	1,282,120	**	0	0	**	5,000	5,000	**
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund*	0	1,282,120	**	0	0	**	5,000	5,000	**
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	1,282,120	**	0	0	**	5,000	5,000	**
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	1,282,120		0	0		5,000	5,000

	Aggregate fees for non-audit services
	2016	2015
Fees billed by Deloitte:
To MFS Absolute Return Fund, MFS and MFS Related Entities#	16,453	1,311,773
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	13,500	1,287,120	**
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	13,500	1,287,120	**
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	13,500	1,287,120	**
To MFS International Diversification Fund, MFS and MFS Related Entities#	12,172	1,296,245

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0	5,095	5,095	2,207	0
To MFS Conservative Allocation Fund	0	0	5,095	5,095	2,698	0
To MFS Emerging Markets Equity Fund	0	0	9,826	9,775	1,853	0
To MFS Growth Allocation Fund	0	0	5,095	5,095	3,543	0
To MFS International Growth Fund	0	0	9,826	9,775	3,087	0
To MFS International Value Fund	0	0	9,826	9,775	10,741	0
To MFS Managed Wealth Fund	0	0	7,763	7,500	8,056	0
To MFS Moderate Allocation Fund	0	0	5,095	5,095	3,970	0
Total fees billed by E&Y To above Funds:	0	0	57,621	57,205	36,155	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS International Growth Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS International Value Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,983,175	137,500	0	0	149,169	0
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,983,175	137,500	0	0	149,169	0

	Aggregate fees for non-audit services
	2016	2015
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	2,370,246	238,595
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	2,370,737	238,595
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,374,623	243,275
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	2,371,582	238,595
To MFS International Growth Fund, MFS and MFS Related Entities#	2,375,857	243,275
To MFS International Value Fund, MFS and MFS Related Entities#	2,383,511	243,275
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	2,378,763	241,000
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	2,372,009	238,595

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

**	MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, and MFS Blended Research Value Equity Fund commenced investment operations in September 2015.
#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: July 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: July 18, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 18, 2016

*	Print name and title of each signing officer under his or her signature.